UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05495

Name of Fund: BlackRock High Income Shares (HIS)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock High Income Shares, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2008

Date of reporting period: 01/01/2008 – 08/31/2008

Item 1–      Report to Stockholders

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

Annual Report

AUGUST 31, 2008

BlackRock Core Bond Trust (BHK)

BlackRock High Income Shares (HIS)

BlackRock High Yield Trust (BHY)

BlackRock Income Opportunity Trust, Inc. (BNA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Limited Duration Income Trust (BLW)

BlackRock Strategic Bond Trust (BHD)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:

Total returns as of August 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(2.57)%	(11.14)%

Small cap U.S. equities (Russell 2000 Index)	8.53	(5.48)

International equities (MSCI Europe, Australasia, Far East Index)	(10.18)	(14.41)

Fixed income (Lehman Brothers U.S. Aggregate Index)	0.18	5.86

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	5.12	4.48

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	0.74	(0.66)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	AUGUST 31, 2008	3

Trust Summary as of August 31, 2008	BlackRock Core Bond Trust

Investment Objective

BlackRock Core Bond Trust (BHK) (the “Trust”) seeks to provide high current income with the potential for capital appreciation.

Performance

For the 12 months ended August 31, 2008, the Trust returned (0.44)% based on market price and 1.87% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 0.76% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s allocation to mortgage-backed securities (MBS) which comprised 43% of net assets as of August 31, 2008, benefited performance as MBS outperformed corporate bonds. Conversely, allocations to high yield and preferred securities detracted from performance. The Trust’s lower leverage position versus its peers (about 24% of the portfolio as of August 31, 2008) also hurt performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BHK
Initial Offering Date:	November 27, 2001
Yield on Closing Market Price as of August 31, 2008 ($11.51):[1]	6.46%
Current Monthly Distribution per Share:[2]	$0.062
Current Annualized Distribution per Share:[2]	$0.744
Leverage as of August 31, 2008:[3]	24%

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change.
3

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	8/31/08	10/31/07	Change	High	Low

Market Price	$11.51	$12.23	(5.89)%	$12.68	$11.06
Net Asset Value	$12.81	$13.63	(6.02)%	$13.77	$12.67

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/08	10/31/07

Corporate Bonds	47%	42%
U.S. Government Agency Mortgage-Backed Securities	18	38
Non-Government Agency Mortgage-Backed Securities	13	9
Asset-Backed Securities	9	4
U.S. Government Obligations	8	4
Preferred Securities	2	2
U.S. Government Agency Mortgage-Backed Securities- Collateralized Mortgage Obligations	2	1
Foreign Government Obligations	1	—

Credit Quality Allocations[4]

Credit Rating	8/31/08	10/31/07

AAA/Aaa	7%	6%
AA/Aa	18	24
A/A	26	21
BBB/Baa	26	20
BB/Ba	5	7
B/B	13	16
CCC/Caa	4	6
Not Rated	1	—

[4]	Using the higher of Standard & Poor’s (S&P’s) or Moody’s Investors Service (Moody’s) ratings.

4	ANNUAL REPORT	AUGUST 31, 2008

Trust Summary as of August 31, 2008	BlackRock High Income Shares

Investment Objective

BlackRock High Income Shares (HIS) (the “Trust”) seeks to provide the highest current income and to a lesser extent capital appreciation, by investing in a diversified portfolio of below investment grade securities.

Performance

For the 12 months ended August 31, 2008, the Trust returned (11.04)% based on market price and (3.17)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (14.03)% on a NAV basis. All returns reflect reinvestment of dividends. Amid considerable volatility in credit markets, the Trust’s relative performance was aided by conservative positioning, with higher-than-normal credit quality, defensive sector positioning, an allocation to bank loans, and higher-than-normal cash balances. The Trust had much lower leverage (18% as of August 31, 2008) than most of its peers, which also aided relative performance. The Trust’s discount to NAV, which widened from 13.4% to 15.7% during the period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	HIS
Initial Offering Date:	August 10, 1988
Yield on Closing Market Price as of August 31, 2008 ($1.88):[1]	11.62%
Current Monthly Distribution per Share:[2]	$0.0182
Current Annualized Distribution per Share:[2]	$0.2184
Leverage as of August 31, 2008:[3]	18%

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change.
3

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	8/31/08	12/31/07	Change	High	Low

Market Price	$1.88	$2.14	(12.15)%	$2.28	$1.84
Net Asset Value	$2.23	$2.47	(9.72)%	$2.47	$2.22

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/08	12/31/07

Corporate Bonds	86%	93%
Floating Rate Loan Interests	11	5
Preferred Securities	3	2

Credit Quality Allocations[4]

Credit Rating	8/31/08	12/31/07

BBB/Baa	4%	1%
BB/Ba	23	21
B/B	52	54
CCC/Caa	16	21
Not Rated	5	3

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2008	5

Trust Summary as of August 31, 2008	BlackRock High Yield Trust

Investment Objective

BlackRock High Yield Trust (BHY) (the “Trust”) seeks to provide high current income and to a lesser extent to seek capital appreciation by investing in a diversified portfolio of below investment grade securities.

Performance

For the 12 months ended August 31, 2008, the Trust returned (11.03)% based on market price and (3.16)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (14.03)% on a NAV basis. All returns reflect reinvestment of dividends. Amid considerable volatility in credit markets, the Trust’s relative performance was aided by conservative positioning, with higher-than-normal credit quality, defensive sector positioning, an allocation to bank loans, and higher-than-normal cash balances. The Trust had much lower leverage (12% as of August 31, 2008) than most of its peers, which also aided relative performance. The Trust’s discount to NAV, which widened from 12.5% to 12.9% during the period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BHY
Initial Offering Date:	December 23, 1998
Yield on Closing Market Price as of August 31, 2008 ($5.96):[1]	10.27%
Current Monthly Distribution per Share:[2]	$0.051
Current Annualized Distribution per Share:[2]	$0.612
Leverage as of August 31, 2008:[3]	12%

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change.
3

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	8/31/08	10/31/07	Change	High	Low

Market Price	$5.96	$6.92	(13.87)%	$7.21	$5.65
Net Asset Value	$6.84	$7.91	(13.53)%	$7.91	$6.82

The following unaudited charts show the ten largest industries and credit quality allocations of the Trust’s corporate bond investments:

Ten Largest Industries[4]

	8/31/08	10/31/07

Media	13%	17%
Oil, Gas & Consumable Fuels	11	8
Wireless Telecommunications Services	6	5
Hotels, Restaurants & Leisure	6	6
Diversified Telecommunications Services	6	4
Independent Power Producers & Energy Traders	5	6
Metals & Mining	4	3
Diversified Financial Services	4	—
Specialty Retail	3	4
Chemicals	3	5

4

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classification for reporting ease.

Credit Quality Allocations[4]

Credit Rating	8/31/08	10/31/07

BBB/Baa	6%	4%
BB/Ba	24	21
B	52	51
CCC/Caa	15	21
Not Rated	3	3

[4]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	AUGUST 31, 2008

Trust Summary as of August 31, 2008	BlackRock Income Opportunity Trust

Investment Objective

BlackRock Income Opportunity Trust (BNA) (the “Trust”) seeks to provide current income and capital appreciation in a portfolio of primarily U.S. dollar-denominated securities.

Performance

For the 12 months ended August 31, 2008, the Trust returned 4.76% based on market price and 1.94% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 0.76% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s relative performance was aided by holdings in U.S. government agency mortgage-backed securities. Conversely, holdings in investment-grade financials, non-agency mortgage securities, high yield bonds and preferred securities detracted from results. The Trust had much lower leverage (22% as of August 31, 2008) than its peers, which also hurt performance. The Trust’s discount to NAV, which narrowed modestly during the period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BNA
Initial Offering Date:	December 20, 1991
Yield on Closing Market Price as of August 31, 2008 ($9.82):[1]	6.23%
Current Monthly Distribution per Share:[2]	$0.051
Current Annualized Distribution per Share:[2]	$0.612
Leverage as of August 31, 2008:[3]	22%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	8/31/08	10/31/07	Change	High	Low

Market Price	$9.82	$10.19	(3.63)%	$10.50	$9.06
Net Asset Value	$10.35	$11.02	(6.08)%	$11.16	$10.20

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/08	10/31/07

Corporate Bonds	42%	38%
U.S. Government Agency Mortgage Backed Securities	15	34
Non-U.S. Government Agency Mortgage Backed Securities	14	9
U.S. Government Obligations	11	4
Asset-Backed Securities	10	7
U.S. Government and Agency Mortgage-Backed Securities - Collateralized Mortgage Obligations	3	5
Capital Trusts	4	—
Foreign Government Obligations	1	—
Trust Preferred	—	2
Municipal Bonds	—	1

Credit Quality Allocations[4]

Credit Rating	8/31/08	10/31/07

AAA/Aaa	8%	8%
AA/Aa	18	21
A/A	28	20
BBB/Baa	26	22
BB/Ba	5	6
B/B	12	17
CCC/Caa	3	6

[4]	Using the higher of S&P’s or Moody’s rating’s.

ANNUAL REPORT	AUGUST 31, 2008	7

Trust Summary as of August 31, 2008	BlackRock Income Trust Inc.

Investment Objective

BlackRock Income Trust Inc. (BKT) (the “Trust”) seeks to provide high monthly income while preserving capital by investing in a portfolio of mortgage-backed securities.

Performance

For the 12 months ended August 31, 2008, the Trust returned 6.59% based on market price and 11.98% based on NAV. For the same period, the closed-end Lipper U.S. Mortgage Funds category posted an average return of 1.41% on a NAV basis. All returns reflect reinvestment of dividends. The primary driver behind the Trust’s relative outperformance was its large allocation to U.S. government agency mortgage-backed securities (MBS). Meanwhile, small allocations to non-agency MBS and other structured securities detracted from results. The Trust had much lower leverage during the period than its peers, which also hurt performance. The Trust’s discount to NAV, which widened modestly during the period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BKT
Initial Offering Date:	July 22, 1988
Yield on Closing Market Price as of August 31, 2008 ($6.07):[1]	4.74%
Current Monthly Distribution per Share:[2]	$0.024
Current Annualized Distribution per Share:[2]	$0.288

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	8/31/08	10/31/07	Change	High	Low

Market Price	$6.07	$5.81	4.48%	$6.20	$5.23
Net Asset Value	$6.94	$6.53	6.28%	$7.05	$6.35

The following unaudited chart shows the portfolio composition of the Trust’s long-term investments:

Portfolio Composition

	8/31/08	10/31/07

U.S. Government Agency Mortgage-Backed Securities	46%	51%
U.S. Government Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations	28	25
Non U.S. Government Agency Mortgage Backed Securities	18	12
U.S. Government and Agency Obligations	6	9
Asset-Backed Securities	2	2
Corporate Bonds	—	1

8	ANNUAL REPORT	AUGUST 31, 2008

Trust Summary as of August 31, 2008	BlackRock Limited Duration Income Trust

Investment Objective

BlackRock Limited Duration Income Trust (BLW) (the “Trust”) seeks to provide current income and capital appreciation.

Performance

For the 12 months ended August 31, 2008, the Trust returned (7.37)% based on market price and 0.58% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (14.03)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s allocations to high yield loans (58% of net assets as of August 31, 2008) and mortgage securities (21% as of August 31, 2008) benefited relative performance, as those sectors outperformed high yield bonds. The Trust was modestly leveraged (9% as of August 31, 2008) relative to its peers, which also aided relative performance. The Trust’s discount to NAV, which widened from 9.9% to 12.8% during the period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BLW
Initial Offering Date:	July 30, 2003
Yield on Closing Market Price as of August 31, 2008 ($14.57):[1]	8.65%
Current Monthly Distribution per Share:[2]	$0.105
Current Annualized Distribution per Share:[2]	$1.260
Leverage as of August 31, 2008:[3]	9%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.
[3]

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the Trust’s market price and net asset value per share:

	8/31/08	10/31/07	Change	High	Low

Market Price	$14.57	$16.68	(12.65)%	$16.99	$13.60
Net Asset Value	$16.71	$18.52	(9.77)%	$18.52	$16.59

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/08	10/31/07

Floating Rate Loan Interests	46%	42%
Corporate Bonds	32	37
U.S. Government Agency Mortgage Backed Securities	16	16
U.S. Government and Agency Obligations	4	3
Foreign Government Obligations	2	2

Credit Quality Allocations[4]

Credit Rating	8/31/08	10/31/07

AAA/Aaa	7%	1%
A/A	—	4
BBB/Baa	14	8
BB/Ba	17	23
B/B	44	43
CCC/Caa	13	18
Not Rated	5	3

[4]	Using the higher of S&P’s or Moody’s rating’s.

ANNUAL REPORT	AUGUST 31, 2008	9

Trust Summary as of August 31, 2008	BlackRock Strategic Bond Trust

Investment Objective

BlackRock Strategic Bond Trust (BHD) (the “Trust”) seeks total return through high current income and capital appreciation.

Performance

For the 12 months ended August 31, 2008, the Trust returned (2.53)% based on market price and 1.49% based on NAV. For the same period, the closed-end Lipper General Bond Funds category posted an average return of 2.15% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s allocation to high yield loans (5% of net assets as of August 31, 2008) hurt relative performance as the Trust is in a general bond fund category and high yield bonds underperformed investment-grade bonds. The Trust’s discount to NAV, which widened modestly during the period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BHD
Initial Offering Date:	February 26, 2002
Yield on Closing Market Price as of August 31, 2008 ($10.85):[1]	8.52%
Current Monthly Distribution per Share:[2]	$0.077
Current Annualized Distribution per Share:[2]	$0.924
Leverage as of August 31, 2008:[3]	2%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.
[3]

As a percentage of total management assets, which is the total assets of the Trust (including any assets attributable to any borrowing that maybe outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	8/31/08	10/31/07	Change	High	Low

Market Price	$10.85	$11.88	(8.67)%	$12.12	$10.48
Net Asset Value	$12.76	$13.80	(7.54)%	$13.82	$12.72

The following unaudited charts show the ten largest industries and credit quality allocations of the Trust’s corporate bond investments:

Ten Largest Industries[3]

	8/31/08	10/31/07

Media	15%	22%
Diversified Telecommunications Services	10	8
Aerospace & Defense	7	8
Oil, Gas & Consumable Fuels	7	6
Wireless Telecommunications Services	5	3
Commercial Services & Supplies	4	5
Diversified Financial Services	4	2
Electric Utilities	3	4
Independent Power Producers & Energy Traders	3	—
Specialty Retail	3	4
Hotels, Restaurants & Leisure	—	2

[3]

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classification for reporting ease.

Credit Quality Allocations[4]

Credit Rating	8/31/08	10/31/07

AAA/Aaa	—%	1%
AA/Aa	4	4
A	18	17
BBB/Baa	18	15
BB/Ba	14	12
B	36	37
CCC/Caa	8	12
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s rating’s.

10	ANNUAL REPORT	AUGUST 31, 2008

The Benefits and Risks of Leveraging

The Trusts may utilize leverage through borrowings or issuance of short-term debt securities. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental yield.

Leverage creates risks for shareholders including the likelihood of greater NAV and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings may reduce each Trust’s yield and negatively impact its NAV and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced.

Under the Investment Company Act of 1940, the Trusts are permitted to borrow through a credit facility and the issuance of short-term debt securities up to 33 1/3% of total managed assets. As of August 31, 2008, the Trusts had outstanding leverage from short-term debt securities or credit facility borrowings as a percentage of total managed assets as follows:

Percent of Leverage

BlackRock Core Bond Trust	24%
BlackRock High Income Shares	18%
BlackRock High Yield Trust	12%
BlackRock Income Opportunity Trust	22%
BlackRock Limited Duration Income Trust, Inc.	9%
BlackRock Strategic Bond Trust	2%

Swap Agreements

The Trusts may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trusts have entered into a swap will default on its obligation to pay the Trusts and the risk that the Trusts will not be able to meet their obligations to pay the other party to the agreement.

ANNUAL REPORT	AUGUST 31, 2008	11

Schedule of Investments August 31, 2008	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

American Express Issuance Trust Series 2008-2 Class A, 4.02%, 1/18/11	USD	2,580	$2,584,864
Bank of America Credit Card Trust Series 2008-A9 Class A9, 4.07%, 7/16/12		2,485	2,492,806
Chase Issuance Trust:
Series 2007-A17 Class A, 5.12%, 10/15/14		2,300	2,294,002
Series 2008-A9 Class A9, 4.26%, 5/15/13		2,525	2,499,894
Chase Manhattan Auto Owner Trust Series 2005-B Class A4, 4.88%, 6/15/12		2,469	2,482,893
Citibank Credit Card Issuance Trust Series 2006-A2 Class A2, 4.85%, 2/10/11		2,825	2,841,499
Citibank Omni Master Trust Series 2007-A9A Class A9, 3.571%, 12/23/13 (a)		2,720	2,720,638
Daimler Chrysler Auto Trust Series 2006-A Class A3, 5%, 5/08/10		878	883,046
Ford Credit Auto Owner Trust Series 2006-A Class A4, 5.07%, 12/15/10		2,850	2,839,728
Harley-Davidson Motorcycle Trust Series 2005-2 Class A2, 4.07%, 2/15/12		1,524	1,526,441
Home Equity Asset Trust Series 2007-2 Class 2A1, 2.582%, 7/25/37 (a)		842	771,735
JPMorgan Mortgage Acquisition Corp. Series 2007-CH5 Class A3, 2.582%, 6/25/37 (a)		3,635	3,118,721
MBNA Credit Card Master Note Trust Series 2006-A1 Class A1, 4.90%, 7/15/11		2,825	2,842,981
SLM Student Loan Trust (a):
Series 2005-5 Class A1, 2.80%, 1/25/18		289	288,343
Series 2008-5 Class A2, 3.90%, 10/25/16		3,200	3,203,840
Series 2008-5 Class A3, 4.10%, 1/25/18		810	827,018
Series 2008-5 Class A4, 4.50%, 7/25/23		2,180	2,244,572
Small Business Administration Class 1:
Series 2003-P10B, 5.136%, 8/10/13		888	882,117
Series 2004-P10B, 4.754%, 8/10/14		519	500,854
Sterling Bank Trust Series 2004-2 Class Note, 2.081%, 3/30/30 (b)		7,226	270,967
Sterling Coofs Trust Series 1, 2.362%, 4/15/29 (b)		9,987	808,315
USAA Auto Owner Trust Series 2006-1 Class A4, 5.04%, 12/15/11		2,725	2,751,427

Total Asset-Backed Securities—12.0%			41,676,701

Corporate Bonds

Aerospace & Defense—1.2%
CHC Helicopter Corp., 7.375%, 5/01/14		405	421,200
DRS Technologies, Inc.:
6.875%, 11/01/13		70	70,875
7.625%, 2/01/18		80	84,200
Hexcel Corp., 6.75%, 2/01/15		140	135,800
Honeywell International, Inc., 5.70%, 3/15/37		975	907,664
Northrop-Grumman Corp., 7.875%, 3/01/26		960	1,122,810
TransDigm, Inc., 7.75%, 7/15/14		120	116,700
United Technologies Corp., 4.875%, 5/01/15		1,125	1,129,653

			3,988,902

Air Freight & Logistics—0.5%
Park-Ohio Industries, Inc., 8.375%, 11/15/14		120	99,000
United Parcel Service, Inc., 6.20%, 1/15/38		1,650	1,660,996

			1,759,996

Airlines—0.0%
American Airlines, Inc. Series 99-1, 7.324%, 4/15/11		115	104,650

Auto Components—0.1%
Lear Corp., 8.75%, 12/01/16		250	188,125
Metaldyne Corp., 10%, 11/01/13		250	67,500

			255,625

Corporate Bonds		Par (000)	Value

Automobiles—0.2%
Ford Capital BV, 9.50%, 6/01/10	USD	600	$499,500

Building Products—0.1%
CPG International I, Inc., 10.50%, 7/01/13		200	154,000
Momentive Performance Materials, Inc., 11.50%, 12/01/16		405	315,900

			469,900

Capital Markets—2.7%
The Goldman Sachs Group, Inc., 6.75%, 10/01/37		975	857,857
Lehman Brothers Holdings, Inc.:
4.476%, 9/15/22 (a)		525	485,881
Series MTN, 7%, 9/27/27		1,250	1,114,613
Morgan Stanley:
3.041%, 1/09/12 (a)		1,340	1,213,564
6.25%, 8/28/17		1,700	1,547,328
6.25%, 8/09/26		525	448,993
Series F, 5.55%, 4/27/17		1,375	1,207,063
UBS AG Series DPNT, 5.875%, 12/20/17 (d)		2,575	2,510,275

			9,385,574

Chemicals—0.7%
American Pacific Corp., 9%, 2/01/15		250	242,500
Ames True Temper, Inc., 6.791%, 1/15/12 (a)		650	520,000
Huntsman LLC, 11.50%, 7/15/12		66	68,970
Ineos Group Holdings Plc, 7.875%, 2/15/16 (e)	EUR	285	257,137
Innophos, Inc., 8.875%, 8/15/14	USD	885	907,125
Key Plastics LLC, 11.75%, 3/15/13 (e)		515	180,250
Terra Capital, Inc. Series B, 7%, 2/01/17		80	77,800

			2,253,782

Commercial Banks—2.8%
DEPFA ACS Bank, 5.125%, 3/16/37 (e)		3,775	3,583,702
HBOS Treasury Services Plc, 3.75%, 9/30/08 (e)		825	824,073
HSBC Bank USA NA, 5.875%, 11/01/34		775	679,165
HSBC Finance Corp., 6.50%, 5/02/36		300	276,934
SunTrust Bank Series CD, 4.415%, 6/15/09		1,265	1,271,321
SunTrust Banks, Inc., 4%, 10/15/08		995	994,955
Wachovia Bank NA, 6.60%, 1/15/38		1,925	1,508,139
Wells Fargo & Co., 4.875%, 1/12/11		435	442,144

			9,580,433

Commercial Services & Supplies—0.7%
DI Finance Series B, 9.50%, 2/15/13		598	593,515
Sally Holdings LLC, 10.50%, 11/15/16		281	282,405
Waste Services, Inc., 9.50%, 4/15/14		590	595,900
West Corp., 11%, 10/15/16		1,100	860,750

			2,332,570

Communications Equipment—0.2%
Nortel Networks Ltd., 7.041%, 7/15/11 (a)		670	621,425

Computers & Peripherals—0.9%
International Business Machines Corp., 5.70%, 9/14/17 (d)		3,125	3,186,759

Consumer Finance—0.1%
SLM Corp. Series A, 3.10%, 1/27/14 (a)		550	436,128

Containers & Packaging—0.7%
Berry Plastics Holding Corp., 8.875%, 9/15/14		95	78,850
Crown Americas LLC, 7.75%, 11/15/15		150	153,750
Impress Holdings BV, 5.916%, 9/15/13 (a)(e)		300	270,000
Owens-Brockway Glass Container, Inc., 8.25%, 5/15/13		1,500	1,545,000
Pregis Corp., 12.375%, 10/15/13		545	520,475

			2,568,075

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Financial Services—7.1%
Bank of America Corp.:
6%, 9/01/17	USD	1,590	$1,513,550
5.75%, 12/01/17		1,355	1,264,028
Bank of America NA, 6.10%, 6/15/17 (h)		1,975	1,894,600
Citigroup, Inc.:
3.625%, 2/09/09 (f)		3,950	3,943,348
4.25%, 7/29/09 (d)		1,020	1,019,253
4.125%, 2/22/10 (f)(h)		4,790	4,745,031
6.875%, 2/15/98		525	454,043
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (a)		125	92,288
7.80%, 6/01/12		340	252,506
General Electric Capital Corp.:
6.15%, 8/07/37 (d)		6,855	6,500,836
5.875%, 1/14/38		1,525	1,373,163
JPMorgan Chase & Co. 6%, 1/15/18		125	121,048
Structured Asset Repackaged Trust, 3.761%, 1/21/10		1,510	1,462,908

			24,636,602

Diversified Telecommunication Services—5.9%
AT&T, Inc.:
6.45%, 6/15/34		780	745,271
6.50%, 9/01/37 (d)		2,875	2,767,090
6.30%, 1/15/38		600	565,778
Bellsouth Telecommunications, Inc., 6.027%, 12/15/95 (g)		1,700	844,274
Cincinnati Bell, Inc., 7.25%, 7/15/13		210	201,863
Comcast Cable Holdings LLC, 7.875%, 8/01/13		10	10,882
Deutsche Telekom International Finance BV, 5.75%, 3/23/16 (d)		3,000	2,882,088
Qwest Communications International, Inc. 7.50%, 2/15/14		180	163,800
Qwest Corp., 6.026%, 6/15/13 (a)		470	434,750
Telecom Italia Capital SA:
4.95%, 9/30/14		1,075	974,160
6%, 9/30/34		1,550	1,263,092
Telefonica Emisiones SAU, 7.045%, 6/20/36		1,975	2,005,496
Telefonica Europe BV, 7.75%, 9/15/10		725	764,287
Verizon Communications, Inc., 6.40%, 2/15/38 (h)		2,125	1,977,215
Verizon Global Funding Corp., 7.75%, 12/01/30		70	74,485
Verizon Maryland, Inc. Series B, 5.125%, 6/15/33		125	96,769
Verizon New Jersey, Inc.:
5.875%, 1/17/12		335	340,621
7.85%, 11/15/29		230	239,239
Verizon Virginia, Inc. Series A, 4.625%, 3/15/13 (d)(e)		3,150	3,031,941
Wind Acquisition Finance SA, 10.75%, 12/01/15 (e)		350	358,750
Windstream Corp.:
8.125%, 8/01/13		500	495,000
8.625%, 8/01/16		230	227,700

			20,464,551

Electric Utilities—3.7%
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	299,916
6%, 1/15/38		825	798,632
E.ON International Finance BV, 6.65%, 4/30/38 (e)		1,525	1,547,073
EDP Finance BV, 6%, 2/02/18 (e)		1,125	1,115,850
Edison Mission Energy, 7.50%, 6/15/13		115	115,288
Elwood Energy LLC, 8.159%, 7/05/26		116	109,396
Florida Power & Light Co., 4.95%, 6/01/35		950	816,975
Florida Power Corp., 6.40%, 6/15/38		875	890,389
Midwest Generation LLC Series B, 8.56%, 1/02/16		75	77,574
PacifiCorp., 6.25%, 10/15/37		575	558,607
Progress Energy Florida, Inc., 6.35%, 9/15/37		1,325	1,339,408
Public Service Co. of Colorado, 6.25%, 9/01/37		1,200	1,205,120

Corporate Bonds		Par (000)	Value

Electric Utilities (concluded)
Southern California Edison Co.:
5.625%, 2/01/36	USD	625	$592,984
Series 05-E, 5.35%, 7/15/35		125	114,091
Series 08-A, 5.95%, 2/01/38		1,075	1,066,372
The Toledo Edison Co., 6.15%, 5/15/37		350	303,055
Virginia Electric and Power Co. Series A, 6%, 5/15/37		2,000	1,890,772

			12,841,502

Electrical Equipment—0.3%
Superior Essex Communications LLC, 9%, 4/15/12		945	987,525

Electronic Equipment & Instruments—0.3%
Sanmina-SCI Corp., 8.125%, 3/01/16		1,190	1,073,975

Energy Equipment & Services—0.6%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		55	54,725
7.75%, 5/15/17		90	89,550
Grant Prideco, Inc. Series B, 6.125%, 8/15/15		80	77,755
North American Energy Partners, Inc., 8.75%, 12/01/11		85	84,575
Transocean, Inc., 6.80%, 3/15/38		1,100	1,097,461
Weatherford International, Inc., 6.80%, 6/15/37		625	619,455

			2,023,521

Food & Staples Retailing—1.4%
CVS Caremark Corp., 6.25%, 6/01/27		775	736,402
The Pantry, Inc., 7.75%, 2/15/14		1,000	835,000
Rite Aid Corp., 7.50%, 3/01/17		695	576,850
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		1,900	1,945,089
6.20%, 4/15/38		850	840,835

			4,934,176

Food Products—0.4%
Kraft Foods, Inc., 7%, 8/11/37		1,455	1,447,751

Gas Utilities—0.2%
El Paso Natural Gas Co.:
8.625%, 1/15/22		265	291,788
8.375%, 6/15/32		225	248,850
Targa Resources, Inc., 8.50%, 11/01/13		320	304,000

			844,638

Health Care Equipment & Supplies—0.6%
Biomet, Inc.:
10.375%, 10/15/17 (i)		340	358,700
11.625%, 10/15/17		340	357,425
DJO Finance LLC, 10.875%, 11/15/14		1,380	1,383,450

			2,099,575

Health Care Providers & Services—0.5%
Tenet Healthcare Corp., 6.50%, 6/01/12		1,020	986,850
UnitedHealth Group, Inc., 5.80%, 3/15/36		870	705,586
WellPoint, Inc., 5.95%, 12/15/34		85	73,243

			1,765,679

Hotels, Restaurants & Leisure—1.5%
American Real Estate Partners LP:
8.125%, 6/01/12		3,165	2,947,406
7.125%, 2/15/13		320	279,600
Circus and Eldorado Joint Venture, 10.125%, 3/01/12		1,000	915,000
Gaylord Entertainment Co., 6.75%, 11/15/14		150	130,875
Greektown Holdings, LLC, 10.75%, 12/01/13 (e)(j)		315	237,825
Harrah’s Operating Co., Inc., 10.75%, 2/01/18 (e)(i)		880	519,774
Seneca Gaming Corp. Series B, 7.25%, 5/01/12		260	232,050
Wynn Las Vegas LLC, 6.625%, 12/01/14		40	36,450

			5,298,980

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Household Durables—0.7%
Belvoir Land LLC Series A-1, 5.27%, 12/15/47	USD	350	$256,498
Irwin Land LLC:
Series A-1, 5.03%, 12/15/25		525	457,044
Series A-2, 5.40%, 12/15/47		1,500	1,211,730
Ohana Military Communities LLC Series 04I,
6.193%, 4/01/49		350	322,063

			2,247,335

Household Products—0.3%
Kimberly-Clark, Corp., 6.625%, 8/01/37		850	895,861

IT Services—0.4%
iPayment, Inc., 9.75%, 5/15/14		240	201,000
iPayment Investors LP, 12.75%, 7/15/14 (e)(i)		904	897,607
SunGard Data Systems, Inc., 9.125%, 8/15/13		205	208,075

			1,306,682

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.:
7.25%, 2/01/14		50	49,312
7.375%, 2/01/16		285	281,437

			330,749

Industrial Conglomerates—0.6%
Sequa Corp. (e):
11.75%, 12/01/15		690	607,200
13.50%, 12/01/15 (i)		1,644	1,338,995

			1,946,195

Insurance—2.6%
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12		1,075	1,093,455
Chubb Corp., 6%, 5/11/37		1,100	974,401
Hartford Life Global Funding Trusts, 2.946%, 9/15/09 (a)		925	921,618
MetLife, Inc., 5.70%, 6/15/35		1,525	1,315,315
Metropolitan Life Global Funding I, 4.25%, 7/30/09 (e)		1,150	1,140,706
Monument Global Funding Ltd., 2.646%, 6/16/10 (a)		1,810	1,795,071
New York Life Global Funding, 3.875%, 1/15/09 (e)		850	851,380
Prudential Financial, Inc.:
5.70%, 12/14/36		675	548,496
Series D, 5.90%, 3/17/36		500	420,500

			9,060,942

Machinery—0.3%
AGY Holding Corp., 11%, 11/15/14		360	334,800
Accuride Corp., 8.50%, 2/01/15		265	170,925
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (e)		950	693,500

			1,199,225

Marine—0.3%
Nakilat, Inc. Series A, 6.067%, 12/31/33 (e)		1,050	916,828
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		141	134,655

			1,051,483

Media—6.0%
Affinion Group, Inc., 10.125%, 10/15/13		695	684,575
CMP Susquehanna Corp., 9.875%, 5/15/14		645	403,125
Cablevision Systems Corp. Series B, 7.133%, 4/01/09 (a)		180	180,900
Charter Communications Holdings I, LLC, 11%, 10/01/15		175	134,313
Charter Communications Holdings II, LLC, 10.25%, 9/15/10		1,450	1,391,350
Comcast Cable Holdings LLC, 7.125%, 2/15/28		200	194,967
Comcast Corp.:
6.50%, 1/15/17		1,750	1,765,076
6.50%, 11/15/35		625	588,010
6.45%, 3/15/37		790	728,613
6.95%, 8/15/37		25	24,397
DirecTV Holdings LLC, 8.375%, 3/15/13		125	129,375
EchoStar DBS Corp.:
5.75%, 10/01/08		175	175,000
7%, 10/01/13		43	40,850
7.125%, 2/01/16		75	69,000

Corporate Bonds		Par (000)	Value

Media (concluded)
Network Communications, Inc., 10.75%, 12/01/13	USD	155	$111,406
News America Holdings, Inc.:
7.70%, 10/30/25		825	885,343
8.45%, 8/01/34		625	710,362
News America, Inc., 7.625%, 11/30/28		985	1,045,827
Nielsen Finance LLC, 10%, 8/01/14		965	977,062
R.H. Donnelley Corp., 11.75%, 5/15/15 (e)		1,720	1,264,200
Rainbow National Services LLC (e):
8.75%, 9/01/12		200	204,000
10.375%, 9/01/14		943	1,003,116
TCI Communications, Inc., 7.875%, 2/15/26		610	641,780
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,000	855,000
Time Warner Cable, Inc., 7.30%, 7/01/38		2,525	2,537,188
Time Warner Cos., Inc.:
7.57%, 2/01/24 (d)		3,040	3,078,912
6.95%, 1/15/28		70	66,515
6.625%, 5/15/29		90	82,319
Time Warner, Inc.:
7.625%, 4/15/31		205	205,128
7.70%, 5/01/32		85	85,746
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (e)		823	477,340

			20,740,795

Metals & Mining—1.5%
AK Steel Corp., 7.75%, 6/15/12		995	1,017,388
Falconbridge Ltd.:
6%, 10/15/15		825	782,225
6.20%, 6/15/35		1,250	1,021,918
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (a)		490	491,294
8.375%, 4/01/17		790	837,400
Teck Cominco Ltd., 6.125%, 10/01/35		1,430	1,156,347

			5,306,572

Multi-Utilities—0.6%
DTE Energy Co., 6.35%, 6/01/16		725	722,112
Energy East Corp., 6.75%, 7/15/36		1,500	1,433,321

			2,155,433

Oil, Gas & Consumable Fuels—5.5%
Amerada Hess Corp., 7.125%, 3/15/33		425	453,535
Anadarko Petroleum Corp., 6.45%, 9/15/36		2,350	2,159,901
Berry Petroleum Co., 8.25%, 11/01/16		140	133,700
Burlington Resources Finance Co., 7.40%, 12/01/31		875	1,000,894
Canadian Natural Resources, Ltd.:
6.25%, 3/15/38		375	345,397
6.75%, 2/01/39		1,025	1,008,277
Chaparral Energy, Inc., 8.50%, 12/01/15		320	278,400
Chesapeake Energy Corp., 6.375%, 6/15/15		150	139,500
Compton Petroleum Finance Corp., 7.625%, 12/01/13		115	107,956
Conoco Funding Co., 7.25%, 10/15/31		125	144,044
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		535	534,959
ConocoPhillips Holding Co., 6.95%, 4/15/29		650	711,039
Devon Energy Corp., 7.95%, 4/15/32		625	723,520
EXCO Resources, Inc., 7.25%, 1/15/11		130	128,700
EnCana Corp.:
6.50%, 8/15/34		670	639,512
6.625%, 8/15/37		700	666,086
6.50%, 2/01/38		325	304,522
Encore Acquisition Co., 6%, 7/15/15		40	34,900
MidAmerican Energy Co., 5.80%, 10/15/36		700	635,538
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	741,258
6.50%, 9/15/37		1,525	1,521,396

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Nexen, Inc., 6.40%, 5/15/37	USD	550	$493,311
OPTI Canada, Inc., 8.25%, 12/15/14		450	449,437
Pemex Project Funding Master Trust, 9.375%, 12/02/08		833	846,578
Sabine Pass LNG LP, 7.50%, 11/30/16		330	288,750
Suncor Energy, Inc., 6.50%, 6/15/38		645	617,336
TransCanada PipeLines Ltd., 5.85%, 3/15/36		550	472,153
Valero Energy Corp., 6.625%, 6/15/37		495	436,762
Whiting Petroleum Corp.:
7.25%, 5/01/12		40	38,600
7.25%, 5/01/13		335	321,600
XTO Energy, Inc.:
6.75%, 8/01/37		1,925	1,815,643
6.375%, 6/15/38		900	811,318

			19,004,522

Paper & Forest Products—0.5%
Bowater, Inc., 5.776%, 3/15/10 (a)		80	65,600
Domtar Corp., 7.125%, 8/15/15		60	57,900
NewPage Corp., 10%, 5/01/12		1,625	1,576,250

			1,699,750

Pharmaceuticals—1.9%
Bristol-Myers Squibb Co., 5.875%, 11/15/36		340	321,443
Eli Lilly & Co., 5.55%, 3/15/37 (d)		2,275	2,167,056
Schering-Plough Corp., 6.55%, 9/15/37		1,125	1,073,429
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,445	1,301,207
Wyeth:
6%, 2/15/36		675	663,386
5.95%, 4/01/37		925	888,195

			6,414,716

Professional Services—0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		100	103,750

Real Estate Investment Trusts (REITs)—0.1%
AvalonBay Communities, Inc., 6.625%, 9/15/11		350	354,416

Road & Rail—0.1%
Canadian National Railway Co., 6.25%, 8/01/34		350	350,064

Semiconductors & Semiconductor Equipment—0.1%
Amkor Technology, Inc.:
7.75%, 5/15/13		80	75,000
9.25%, 6/01/16		85	82,025
Freescale Semiconductor, Inc.:
8.875%, 12/15/14		120	97,200
9.125%, 12/15/14 (i)		290	226,200

			480,425

Software—0.7%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(e)(i)		107	64,117
Oracle Corp., 5.75%, 4/15/18 (d)		2,225	2,231,343

			2,295,460

Specialty Retail—0.9%
AutoNation, Inc.:
4.791%, 4/15/13 (a)		150	123,750
7%, 4/15/14		150	129,750
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (h)		500	411,745
10.75%, 3/15/15		400	347,000
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12		314	157,000
Michaels Stores, Inc.:
10%, 11/01/14		380	285,000
11.375%, 11/01/16		110	70,400
Sonic Automotive, Inc. Series B, 8.625%, 8/15/13		2,100	1,617,000

			3,141,645

Corporate Bonds		Par (000)	Value

Textiles, Apparel & Luxury Goods—0.0%
Quiksilver, Inc., 6.875%, 4/15/15	USD	175	$140,438

Wireless Telecommunication Services—1.8%
Cricket Communications, Inc., 9.375%, 11/01/14		100	99,125
Digicel Group Ltd. (e):
8.875%, 1/15/15		240	225,312
9.125%, 1/15/15 (i)		560	506,100
MetroPCS Wireless, Inc., 9.25%, 11/01/14		80	79,300
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (e)		770	741,125
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,180,882
Sprint Capital Corp., 6.875%, 11/15/28		915	777,750
Vodafone Group Plc, 7.75%, 2/15/10 (d)		2,504	2,619,850

			6,229,444

Total Corporate Bonds—58.4%			202,317,696

Foreign Government Obligations

Bundesrepublik Deutschland Series 07, 4.25%, 7/04/39	EUR	1,290	1,792,363
France Government Bond, 3.15%, 7/25/32		584	1,012,228
Israel Government AID Bond:
5.50%, 4/26/24	USD	825	886,652
5.50%, 9/18/33		845	915,864

Total Foreign Government Obligations—1.3%			4,607,107

Non-Government Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—4.3%
American Home Mortgage Assets Series 2006-6 Class A1A, 2.662%, 12/25/46 (a)		354	215,452
Bear Stearns Adjustable Rate Mortgage Series 2004-8 Class 14A1, 5.473%, 11/25/34 (a)		784	722,161
Citigroup Mortgage Loan Trust, Inc. Series 2005-4 Class A, 5.344%, 8/25/35 (a)		718	630,949
Countrywide Alternative Loan Trust:
Series 2005-64CB Class 1A15, 5.50%, 12/25/35		1,600	1,111,486
Series 2006-01A0 Class 1A1, 4.039%, 8/25/46 (a)		367	231,107
Series 2006-0A19 Class A1, 2.651%, 2/20/47 (a)		532	329,143
Series 2006-0A21 Class A1, 2.661%, 3/20/47 (a)		979	609,134
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-0A5 Class 2A1, 2.672%, 4/25/46 (a)		424	257,664
Deutsche Alt-A Securities, Inc. Alternate Loan Trust:
Series 2003-3 Class 2A1, 5.50%, 10/25/33		1,300	1,076,968
Series 2006-0A1 Class A1, 2.672%, 2/25/47 (a)		518	328,640
GSR Mortgage Loan Trust (a):
Series 2005-AR4 Class 6A1, 5.25%, 7/25/35		717	655,080
Series 2006-0A1 Class 2A1, 2.662%, 8/25/46		1,096	756,121
Harborview Mortgage Loan Trust Series 2006-9 Class 2A1A, 2.676%, 11/19/36 (a)		733	447,191
Homebanc Mortgage Trust Series 2006-2 Class A1, 2.652%, 12/25/36 (a)		1,099	730,074
Maryland Insurance Backed Securities Trust Series 2006-1A, 5.55%, 12/10/65		2,500	1,750,000
Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.823%, 5/25/36 (a)(k)		1,045	678,964
Structured Asset Securities Corp. Series 2002-AL1 Class A2, 3.45%, 2/25/32		2,096	1,738,939
WaMu Mortgage Pass Through Certificates (a):
Series 2005-AR10 Class 1A3, 4.834%, 9/25/35		1,800	1,589,221
Series 2007-0A4 Class 1A, 3.849%, 5/25/47		501	300,468
Series 2007-0A5 Class 1A, 3.829%, 6/25/47		860	583,748

			14,742,510

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Non-Government Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities—12.7%
Banc of America Commercial Mortgage, Inc. Series 2005-1 Class 4A, 4.988%, 11/10/42 (a)	USD	2,180	$2,142,973
CS First Boston Mortgage Securities Corp. Series 2002-CP5 Class A2, 4.94%, 12/15/35		2,720	2,643,455
Citigroup Commercial Mortgage Trust Series 2008-C7 Class A4, 6.299%, 12/10/49 (a)		1,370	1,283,135
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD5 Class A4, 5.886%, 11/15/44 (a)		2,500	2,284,573
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A3, 5.09%, 7/10/37 (a)		960	950,534
First Union National Bank Commercial Mortgage:
Series 2001-C3 Class A3, 6.423%, 8/15/33		2,910	2,965,044
Series 2001-C4 Class A2, 6.223%, 12/12/33		2,265	2,298,385
GMAC Commercial Mortgage Securities, Inc. Class A2:
Series 1999-C3, 7.179%, 8/15/36 (a)		1,302	1,321,719
Series 2002-C3, 4.93%, 7/10/39		2,350	2,279,239
Heller Financial Commercial Mortgage Asset Series 1999-PH1 Class A2, 6.847%, 5/15/31 (a)		819	819,520
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1 Class A3, 5.857%, 10/12/35		2,140	2,150,813
Series 2004-CB8 Class A1A, 4.158%, 1/12/39		976	914,922
Series 2004-CBX Class A4, 4.529%, 1/12/37		2,180	2,118,693
Series 2006-LDP9 Class A3, 5.336%, 5/15/47		960	866,961
JPMorgan Commercial Mortgage Finance Corp. Series 2000-C10 Class A2, 7.371%, 8/15/32 (a)		1,621	1,660,008
LB-UBS Commercial Mortgage Trust (a):
Series 2007-C6 Class A4, 5.858%, 7/15/40		1,816	1,660,552
Series 2007-C7 Class A3, 5.866%, 9/15/45		5,000	4,563,787
Merrill Lynch Mortgage Trust Series 2007-C1 Class AM, 6.022%, 6/12/50 (a)(k)		925	792,051
Morgan Stanley Capital I:
Series 2005-HQ6 Class A4A, 4.989%, 8/13/42		1,475	1,376,293
Series 2007-IQ16 Class A4, 5.809%, 12/12/49		618	561,011
Series 2007-T27 Class A4, 5.804%, 6/13/42 (a)		995	903,414
Series 2008-T29 Class A4, 6.458%, 1/11/43 (a)		1,370	1,293,780
Salomon Brothers Mortgage Securities VII, Inc. Series 2000-C1 Class A2, 7.52%, 12/18/09 (a)		3,265	3,335,013
Wachovia Bank Commercial Mortgage Trust (a):
Series 2005-C21 Class A3, 5.274%, 10/15/44		910	906,421
Series 2006-C25 Class A4, 5.926%, 5/15/43		1,190	1,119,525
Series 2007-C33 Class A4, 6.10%, 2/15/51		995	920,108

			44,131,929

Total Non-Government Agency Mortgage-Backed Securities—17.0%			58,874,439

U.S. Government Agency Mortgage-Backed Securities

Fannie Mae Guaranteed Pass Through Certificates:
5.00%, 3/01/21–7/01/36 (l)		7,344	7,120,308
5.50%, 9/15/23–9/15/38 (h)(l)		60,991	60,374,119
6.00%, 8/01/29–3/01/38		8,406	8,497,446
7.00%, 1/01/31–7/01/32		214	225,617
Freddie Mac Mortgage Participation Certificates:
5.00%, 8/01/33		70	67,454
5.50%, 11/01/34–5/01/36 (d)		4,502	4,451,684
6.00%, 2/01/13–12/01/18 (h)		2,113	2,164,347
6.277%, 5/01/32		47	47,367
7.00%, 9/01/31		19	20,397
Ginnie Mae MBS Certificates:
5.50%, 8/15/33 (d)		190	190,620
6.50%, 10/18/37 (l)		200	204,750

Total U.S. Government Agency Mortgage-Backed Securities—24.1%			83,364,109

U.S. Government Agency Mortgage-Backed Securities—Collateralized Mortgage Obligations	Par (000)		Value

Fannie Mae Trust:
Series 378 Class 5, 5%, 7/01/36 (b)	USD	3,984	$1,000,476
Series 2004-90 Class JH, 1.828%, 11/25/34 (a)(b)		20,628	1,912,141
Series 2005-5 Class PK, 5%, 12/25/34		2,250	2,268,900
Freddie Mac Multiclass Certificates:
Series 2579 Class HI, 5%, 8/15/17(b)		1,736	200,646
Series 2611 Class QI, 5.50%, 9/15/32 (b)		5,107	890,595
Series 2684 Class SP, 4.986%, 1/15/33 (a)(b)		395	64,189
Series 2825 Class VP, 5.50%, 6/15/15		1,189	1,215,251
Series 3208 Class PS, 4.586%, 8/15/36 (a)(b)		1,942	227,571
Series 3316 Class SB, 4.729%, 8/15/35 (a)(b)		354	47,849

Total U.S. Government Agency Mortgage-Backed Securities— Collateralized Mortgage Obligations—2.3%			7,827,618

U.S. Government Obligations

Federal Housing Administration, Hebre Home Hospital, 6.25%, 9/01/28		1,007	1,028,029
Resolution Funding Corp. (m):
6.196%, 7/15/18		525	343,762
6.30%, 10/15/18		525	338,152
U.S. Treasury Bonds, 6.125%, 11/15/27		1,345	1,634,071
U.S. Treasury Inflation Indexed Bonds:
2.375%, 1/15/27 (d)		1,534	1,587,066
1.75%, 1/15/28		4,727	4,429,269
U.S. Treasury Notes:
4%, 8/15/18 (d)		17,125	17,385,882
5%, 5/15/37		545	595,540
4.375%, 2/15/38 (d)		8,115	8,057,310
4.50%, 5/15/38		3,000	3,034,686

Total U.S. Government Obligations—11.1%			38,433,767

Preferred Securities

Capital Trusts

Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86% (a)(c)		494	400,876

Commercial Banks—1.9%
BAC Capital Trust XI, 6.625%, 5/23/36		545	482,819
Barclays Bank Plc, 7.434% (a)(c)(e)		1,975	1,745,051
Credit Agricole SA, 6.637% (a)(c)(e)		250	199,461
RBS Capital Trust IV, 3.496% (a)(c)(d)		475	349,518
Royal Bank of Scotland Group Plc, Series MTN, 7.64% (c)(d)		2,200	1,858,461
Wachovia Corp. Series K, 7.98% (a)(c)(d)		2,550	1,915,790

			6,551,100

Diversified Financial Services—2.4%
Bank of America Corp. (a)(c):
Series K, 8%		1,360	1,212,010
Series M, 8.125%		1,050	947,919
Citigroup, Inc. 8.30%, 12/21/57 (a)(h)		2,225	2,008,454
JPMorgan Chase & Co., 7.90% (a)(c)		1,925	1,748,863
JPMorgan Chase Capital XXV, 6.80%, 10/01/37 (d)		2,780	2,373,050

			8,290,296

Electric Utilities—0.2%
PECO Energy Capital Trust IV, 5.75%, 6/15/33		790	657,741

Insurance—1.4%
The Allstate Corp., 6.50%, 5/15/57 (a)		1,950	1,591,512
American International Group, Inc., 8.175%, 5/15/58 (a)(e)		1,230	950,030
Lincoln National Corp., 6.05%, 4/20/67 (a)		675	529,291
Progressive Corp., 6.70%, 6/15/37 (a)		605	495,684
The Travelers Cos., Inc., 6.25%, 3/15/67 (a)		675	574,860
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(e)		675	581,494

			4,722,871

Total Capital Trusts—6.0%			20,622,884

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Diversified Financial Services—0.1%
Citigroup, Inc. Series AA, 8.125%	25,500	$506,940

Total Preferred Stocks—0.1%		506,940

Total Preferred Securities—6.1%		21,129,824

Other Interests (n)	Beneficial Interest (000)

Health Care Providers & Services—0.0%
Critical Care Systems International, Inc. (o)	USD	2	637

Total Other Interests—0.0%			637

Total Long-Term Investments (Cost—$478,486,079)—132.3%			458,231,898

Short-Term Securities	Par (000)

U.S. Government & Agency Obligations—0.9%
Federal Home Loan Bank, 2.60%, 9/02/08 (p)	USD	400	400,000
U.S. Treasury Bills, 1.79%, 9/25/08 (p)		2,600	2,597,126

Total Short-Term Securities (Cost—$2,997,126)—0.9%			2,997,126

Options Purchased	Contracts (q)

Call Swaptions Purchased
Receive a fixed rate of 5.12% and pay a floating rate based on 3-month LIBOR, expiring November 2010	11	398,475
Receive a fixed rate of 5.39% and pay a floating rate based on 3-month LIBOR, expiring March 2012	6	410,758
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, expiring May 2012	11	729,814
Receive a fixed rate of 6.025% and pay a floating rate based on 3-month LIBOR, expiring June 2012	7	680,542

		2,219,589

Put Swaptions Purchased
Pay a fixed rate of 5.12% and receive a floating rate based on 3-month LIBOR, expiring November 2010	11	230,549
Pay a fixed rate of 5.39% and receive a floating rate based on 3-month LIBOR, expiring March 2012	6	272,026
Pay a fixed rate of 5.47% and receive a floating rate based 3-month LIBOR, expiring May 2012	11	443,363
Pay a fixed rate of 6.025% and receive a floating rate based on 3-month LIBOR, expiring June 2012	7	201,169

		1,147,107

Total Options Purchased (Cost—$2,586,423)—1.0%		3,366,696

Total Investments Before TBA Sale Commitments and Options Written (Cost—$484,069,628*)—134.2%		464,595,720

TBA Sale Commitments	Par (000)

Fannie Mae Guaranteed Pass Through Certificates:
5.00%, 3/01/21–7/01/36	USD	(4,100)	(3,945,389)
5.50%, 9/15/23–9/15/38		(9,900)	(9,787,754)
6.00%, 8/01/29–3/01/38		(2,700)	(2,729,257)
Freddie Mac Mortgage Participation Certificates,
5.50%, 11/01/34–5/01/36		(4,500)	(4,441,955)
Ginnie Mae MBS Certificates, 5.50%, 8/15/33		(100)	(99,531)

Total TBA Sale Commitments (Proceeds—$20,649,320)—(6.1)%			(21,003,886)

Options Written	Contracts	Value

Call Option Written
30-Year U.S. Treasury Bonds, expiring November 2008 at $118	100	$(181,250)

Call Swaptions Written (q)
Pay a fixed rated of 4.58% and received a floating rate based on 3-month LIBOR, expiring May 2009	9	(219,870)
Pay a fixed rate of 4.94% and receive floating rate based on 3-month LIBOR, expiring December 2008	14	(524,986)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month LIBOR, expiring November 2008	4	(162,520)
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month LIBOR, expiring May 2011	10	(494,250)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, expiring May 2011	6	(307,544)
Pay a fixed rate of 5.0825% and receive a floating rate based on 3-month LIBOR, expiring July, 2010	3	(121,990)
Pay a fixed rate of 5.325% and receive a floating rate based on 3-month LIBOR, expiring July 2013	8	(322,972)
Pay a fixed rated of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009	4	(308,709)
Pay a fixed rated of 5.67% and receive a floating rate based on 3-month LIBOR, expiring January 2010	11	(899,151)

		(3,361,992)

Put Swaptions Written (q)
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring October 2008	20	(127,745)
Receive a fixed rate of 4.58% and pay a floating rate based on 3-month LIBOR, expiring May 2009	9	(287,325)
Receive a fixed rate of 4.94% and pay a floating rate based on 3-month LIBOR, expiring December 2008	14	(131,320)
Receive a fixed rate of 5.01% and pay a floating rate based on 3-month LIBOR, expiring November 2008	4	(19,310)
Receive a fixed rate of 5.05% and pay a floating rate based on 3-month LIBOR, expiring May 2011	10	(468,630)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, expiring May 2011	6	(277,904)
Receive a fixed rate of 5.0825% and pay a floating rate based on 3-month LIBOR, expiring July, 2010	3	(91,080)
Receive a fixed rate of 5.325% and pay a floating rate based on 3-month LIBOR, expiring July 2013	8	(248,470)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009	4	(68,612)
Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring January 2010	12	(163,565)

		(1,883,961)

Total Options Written (Premiums Received—$5,724,085)—(1.5)%		(5,427,203)

Total Investments, Net of TBA Sale Commitments and Options Written—126.6%		438,164,631
Liabilities in Excess of Other Assets—(26.6)%		(91,988,005)

Net Assets—100.0%		$346,176,626

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$484,079,937

Gross unrealized appreciation	$4,718,525
Gross unrealized depreciation	(24,202,742)

Net unrealized depreciation	$(19,484,217)

(a)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(b)	Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	All or a portion of the security has been pledged as collateral for reverse repurchase agreements.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.
(g)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(h)	All or a portion of the security has been pledged as collateral in connection with swaps.
(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(j)	Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(k)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Gain	Income

Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.823%, 5/25/36	$720,827	—	—	$1,014
Merrill Lynch Mortgage Trust Series 2007-C1 Class AM, 6.022%, 6/12/50	—	—	—	$53,024

(l)	Represents or includes a to-be-announced transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(m)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(n)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(o)	Security is fair valued.
(p)	Rate shown is the yield to maturity as of the date of purchase.
(q)	One contract represents a notional amount of $1,000,000.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease. These industry classifications are unaudited.

•	Reverse repurchase agreements outstanding as of August 31, 2008 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Securities LLC	2.60%	8/14/08	Open	$14,179,559	$14,161,150
Lehman Brothers International	2.10%	7/12/08	Open	1,466,454	1,459,219
Lehman Brothers International	2.75%	7/13/08	Open	23,076,597	22,934,688
Lehman Brothers International	2.00%	8/07/08	Open	7,893,079	7,881,694
Lehman Brothers International	2.40%	8/12/08	9/11/08	46,298,649	46,237,000
Lehman Brothers International	2.15%	8/15/08	Open	6,669,957	6,662,794
Lehman Brothers International	2.03%	8/26/08	Open	8,357,047	8,353,750

Total				$107,941,342	$107,690,295

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Foreign currency exchange contracts as of August 31, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation

USD	5,479,338	EUR	3,501,040	10/23/08	$358,360
USD	1,081,352	EUR	683,500	10/23/08	81,595
USD	964,232	EUR	611,500	10/23/08	69,789
EUR	224,000	USD	326,786	10/23/08	859

Total					$510,603

•	Financial futures contracts purchased as of August 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

968	30-Year U.S. Treasury Bond	September 2008	$110,702,598	$3,702,902
224	30-Year U.S. Treasury Bond	December 2008	$26,388,643	(110,643)

Total				$3,592,259

•	Financial futures contracts sold as of August 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

164	2-Year
	U.S. Treasury Bond	September 2008	$34,479,811	$(441,939)
253	2-Year
	U.S. Treasury Bond	December 2008	$53,664,638	(42,518)
1,512	5-Year
	U.S. Treasury Bond	September 2008	$167,884,772	(2,144,353)
588	5-Year
	U.S. Treasury Bond	December 2008	$65,565,600	(253,650)

Total				$(2,882,460)

•	Swaps outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires August 2009	USD	40,200	$729,889
Receive a fixed rate of 4.7709% and pay a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires August 2009	USD	27,800	475,478
Receive a fixed rate of 4.62377% and pay a floating rate based on 3-month LIBOR
Broker, Credit Suisse First Boston Expires September 2009	USD	50,000	813,357
Receive a fixed rate of 5% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London Expires November 2010	USD	4,600	153,324
Pay a fixed rate of 4.922% and receive a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires March 2011	USD	13,500	(451,813)
Receive a fixed rate of 5.496% and pay a floating rate based on 3-month LIBOR
Broker, Bank of America NA Expires July 2011	USD	25,100	1,288,037
Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR
Broker, UBS Warburg Expires November 2011	USD	2,200	82,144
Receive a fixed rate of 5.025% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London Expires November 2011	USD	3,000	118,177
Pay a fixed rate of 5.0016% and receive a floating rate based on 3-month LIBOR
Broker, UBS Warburg Expires January 2012	USD	8,300	(327,056)
Pay a fixed rate of 5.58875% and receive a floating rate based on 3-month LIBOR
Broker, Goldman Sachs & Co. Expires July 2012	USD	42,000	(2,610,056)
Receive a fixed rate of 5.07625% and pay a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires August 2012	USD	82,500	3,644,976
Receive a fixed rate of 5.10531% and pay a floating rate based on 3-month LIBOR
Broker, Goldman Sachs & Co. Expires August 2012	USD	19,500	882,193
Receive a fixed rate of 5.0565% and pay a floating rate based on 3-month LIBOR
Broker, Bank of America NA Expires August 2012	USD	49,300	2,115,995

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 4.9034% and pay a floating rate based on 3-month LIBOR
Broker, Barclay Bank PLC Expires September 2012	USD	30,000	$1,129,706
Receive a fixed rate of 4.856% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London Expires October 2012	USD	9,400	339,537
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires November 2012	USD	10,500	161,228
Receive a fixed rate of 4.25% and pay a floating rate based on 3-month LIBOR
Broker, Goldman Sachs & Co. Expires November 2012	USD	2,625	33,138
Pay a fixed rate of 4.2424% and receive a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires December 2012	USD	45,000	(586,230)
Receive a fixed rate of 3.66375% and pay a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires April 2013	USD	7,300	(98,928)
Receive a fixed rate of 5.29375% and pay a floating rate based on 6-month British Pound Sterling LIBOR
Broker, Deutsche Bank AG London Expires April 2013	GBP	2,000	(12,234)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month British Pound Sterling LIBOR
Broker, Deutsche Bank AG London Expires April 2013	GBP	2,000	(23,647)
Receive a fixed rate of 4.2825% and pay a floating rate based on 3-month LIBOR
Broker, Credit Suisse First Boston Expires July 2013	USD	82,500	973,111
Receive a fixed rate of 4.2125% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services Expires August 2013	USD	13,200	109,287
Pay a fixed rate of 4.51% and receive a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires October 2014	USD	41,200	(718,403)
Receive a fixed rate of 5.005% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Expires October 2014	USD	9,500	421,059
Pay a fixed rate of 4.5% and receive a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Expires May 2015	USD	2,800	(41,936)
Receive a fixed rate of 4.725% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services Expires August 2015	USD	6,200	173,326

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 4.87% and pay a floating rate based on 3-month LIBOR
Broker, Goldman Sachs & Co. Expires January 2016	USD	5,000	$178,409
Receive a fixed rate of 5.723% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Expires July 2016	USD	4,800	439,916
Pay a fixed rate of 5.155% and receive a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires September 2017	USD	10,900	(577,741)
Pay a fixed rate of 5.04015% and receive a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London Expires September 2017	USD	12,500	(560,294)
Pay a fixed rate of 5.3075% and receive a floating rate based on 3-month LIBOR
Broker, Barclay Bank PLC Expires October 2017	USD	13,800	(897,403)
Pay a fixed rate of 5.115% and receive a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires March 2018	USD	6,600	(330,034)
Receive a fixed rate of 4.311% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London Expires May 2018	USD	6,600	(90,312)
Receive a fixed rate of 4.7058% and pay a floating rate based on 3-month LIBOR
Broker, UBS Warburg Expires July 2018	USD	8,700	148,211
Pay a fixed rate of 4.52165% and receive a floating rate based on 3-month LIBOR
Broker, Goldman Sachs & Co. Expires July 2018	USD	12,300	(27,080)
Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Expires August 2022	USD	8,545	656,068
Pay a fixed rate of 5.365% and receive a floating rate based on 3-month LIBOR
Broker, Bank of America NA Expires September 2027	USD	8,000	(591,485)
Pay a fixed rate of 5.0605% and receive a floating rate based on 3-month LIBOR
Broker, Goldman Sachs & Co. Expires November 2037	USD	6,200	(224,788)
Pay a fixed rate of 5.06276% and receive a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires December 2037	USD	1,300	(47,544)
Pay a fixed rate of 5.0639% and receive a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires December 2037	USD	1,300	(47,770)

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Pay a fixed rate of 4.785% and receive a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires January 2038	USD	2,000	$14,638
Pay a fixed rate of 4.601% and receive a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Financing Expires January 2038	USD	5,000	181,923
Pay a fixed rate of 4.8375% and receive a floating rate based on the 3-month LIBOR
Broker, Morgan Stanley Capital Services Expires January 2038	USD	6,000	(5,900)
Receive a fixed rate of 5.29750% and pay a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires February 2038	USD	700	51,907
Receive a fixed rate of 5.1575% and pay a floating rate based on 3-month LIBOR
Broker, Citibank NA Expires June 2038	USD	1,000	51,774

Total			$7,096,154

•	Currency Abbreviations:
	EUR	Euro
	GBP	British Pound
	USD	U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	21

Schedule of Investments August 31, 2008	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Aerospace & Defense—1.7%
CHC Helicopter Corp., 7.375%, 5/01/14	USD	679	$707,200
DRS Technologies, Inc.:
6.875%, 11/01/13		170	172,125
7.625%, 2/01/18		170	178,925
Hawker Beechcraft Acquisitions Co. LLC, 8.875%, 4/01/15		140	139,300
Hexcel Corp., 6.75%, 2/01/15		405	392,850
L-3 Communications Corp., 5.875%, 1/15/15		140	131,950
TransDigm, Inc., 7.75%, 7/15/14		300	291,750

			2,014,100

Airlines—0.2%
American Airlines, Inc. Series 99-1, 7.324%, 4/15/11		280	254,800

Auto Components—2.5%
Allison Transmission, Inc.(a):
11%, 11/01/15		265	243,800
11.25%, 11/01/15 (b)		695	611,600
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11		420	422,100
8.625%, 12/01/11		682	702,460
Lear Corp., 8.75%, 12/01/16		370	278,425
Meritor Automotive Inc., 6.80%, 2/15/09		22	21,670
Metaldyne Corp., 10%, 11/01/13		935	252,450
Stanadyne Corp. Series 1, 10%, 8/15/14		525	493,500

			3,026,005

Automobiles—1.0%
Ford Capital BV, 9.50%, 6/01/10		1,330	1,107,225
Ford Motor Co., 8.90%, 1/15/32		300	159,000

			1,266,225

Building Products—1.4%
CPG International I, Inc., 10.50%, 7/01/13		540	415,800
Momentive Performance Materials, Inc., 11.50%, 12/01/16		945	737,100
Ply Gem Industries, Inc., 11.75%, 6/15/13 (a)		635	577,850

			1,730,750

Chemicals—3.2%
American Pacific Corp., 9%, 2/01/15		400	388,000
Ames True Temper, Inc., 6.791%, 1/15/12 (c)		1,070	856,000
Hexion U.S. Finance Corp.:
7.304%, 11/15/14 (c)		275	209,688
9.75%, 11/15/14		250	208,125
Innophos, Inc., 8.875%, 8/15/14		1,170	1,199,250
Key Plastics LLC, 11.75%, 3/15/13 (a)		205	71,750
MacDermid, Inc., 9.50%, 4/15/17 (a)		755	690,825
Terra Capital, Inc. Series B, 7%, 2/01/17		265	257,713

			3,881,351

Commercial Services & Supplies—3.3%
ARAMARK Corp., 8.50%, 2/01/15		85	85,637
Casella Waste Systems, Inc., 9.75%, 2/01/13		400	396,000
DI Finance Series B, 9.50%, 2/15/13		904	897,220
Sally Holdings LLC:
9.25%, 11/15/14		90	91,013
10.50%, 11/15/16		529	531,645
Waste Services, Inc., 9.50%, 4/15/14		800	808,000
West Corp.:
9.50%, 10/15/14		375	319,688
11%, 10/15/16		1,195	935,087

			4,064,290

Communications Equipment—0.4%
Nortel Networks Ltd., 7.041%, 7/15/11 (c)		555	514,762

Construction Materials—1.2%
Nortek Holdings, Inc., 10%, 12/01/13 (a)		1,580	1,477,300

Corporate Bonds		Par (000)	Value

Containers & Packaging—5.5%
Berry Plastics Holding Corp., 6.651%, 9/15/14 (c)	USD	300	$225,000
Crown Americas LLC, 7.75%, 11/15/15		255	261,375
Graphic Packaging International Corp., 9.50%, 8/15/13		65	61,100
Impress Holdings BV, 5.916%, 9/15/13 (a)(c)		775	697,500
Jefferson Smurfit Corp. US, 7.50%, 6/01/13		1,000	830,000
Owens-Brockway Glass Container, Inc., 8.25%, 5/15/13		2,600	2,678,000
Pregis Corp., 12.375%, 10/15/13		1,034	987,470
Smurfit-Stone Container Enterprises, Inc., 8%, 3/15/17		1,140	912,000

			6,652,445

Diversified Financial Services—4.0%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16 (a)		240	241,200
FCE Bank Plc, 7.125%, 1/16/12	EUR	1,100	1,345,966
Ford Motor Credit Co LLC:
8.625%, 11/01/10	USD	140	116,957
5.538%, 1/13/12 (c)		290	214,108
7.80%, 6/01/12		1,500	1,113,998
GMAC LLC:
6.875%, 8/28/12		710	416,518
5.011%, 12/01/14 (c)		560	294,082
6.75%, 12/01/14		405	219,901
8%, 11/01/31		675	364,061
Leucadia National Corp., 8.125%, 9/15/15		600	603,750

			4,930,541

Diversified Telecommunication Services—5.9%
Broadview Networks Holdings, Inc., 11.375%, 9/01/12		440	378,400
Cincinnati Bell, Inc., 7.25%, 7/15/13		2,085	2,004,206
Qwest Capital Funding, Inc., 7%, 8/03/09		230	229,713
Qwest Communications International, Inc., 7.50%, 2/15/14		1,280	1,164,800
Qwest Corp., 6.026%, 6/15/13 (c)		850	786,250
Wind Acquisition Finance SA, 10.75%, 12/01/15 (a)		1,100	1,127,500
Windstream Corp.:
8.125%, 8/01/13		855	846,450
8.625%, 8/01/16		645	638,550

			7,175,869

Electric Utilities—1.5%
Edison Mission Energy, 7.50%, 6/15/13		35	35,087
Elwood Energy LLC, 8.159%, 7/05/26		453	427,327
Homer City Funding LLC Series B, 8.734%, 10/01/26		150	162,499
NSG Holdings LLC, 7.75%, 12/15/25 (a)		565	542,400
Salton Sea Funding Corp. Series E, 8.30%, 5/30/11		619	657,639

			1,824,952

Electrical Equipment—1.0%
Coleman Cable, Inc., 9.875%, 10/01/12		400	372,000
Superior Essex Communications LLC, 9%, 4/15/12		830	867,350

			1,239,350

Electronic Equipment & Instruments—0.8%
NXP BV, 5.541%, 10/15/13 (c)		440	342,100
Sanmina-SCI Corp., 8.125%, 3/01/16		725	654,313

			996,413

Energy Equipment & Services—1.6%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		135	134,325
7.75%, 5/15/17		220	218,900
Grant Prideco, Inc. Series B, 6.125%, 8/15/15		100	97,193
North American Energy Partners, Inc., 8.75%, 12/01/11		1,560	1,552,200

			2,002,618

Food & Staples Retailing—0.3%
Rite Aid Corp., 7.50%, 3/01/17		445	369,350

Food Products—0.4%
Del Monte Corp., 8.625%, 12/15/12		475	479,750

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Gas Utilities—0.3%
El Paso Natural Gas Co., 8.375%, 6/15/32	USD	50	$55,300
Targa Resources, Inc., 8.50%, 11/01/13		345	327,750

			383,050

Health Care Equipment & Supplies—3.0%
Biomet, Inc.:
10.375%, 10/15/17 (b)		120	126,600
11.625%, 10/15/17		120	126,150
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15 (b)		610	509,350
DJO Finance LLC, 10.875%, 11/15/14		2,400	2,406,000
Hologic, Inc., 2%, 12/15/37 (d)(e)		395	322,419

			3,490,519

Health Care Providers & Services—1.9%
Community Health Systems, Inc.
8.875%, 7/15/15		250	252,500
Tenet Healthcare Corp.:
6.375%, 12/01/11		125	120,625
6.50%, 6/01/12		1,735	1,678,613
United Surgical Partners International, Inc.,
8.875%, 5/01/17		346	297,560

			2,349,298

Hotels, Restaurants & Leisure—5.2%
American Real Estate Partners LP, 7.125%, 2/15/13		735	642,206
Caesars Entertainment, Inc., 7.875%, 3/15/10		500	426,250
Gaylord Entertainment Co.:
8%, 11/15/13		1,000	917,500
6.75%, 11/15/14		450	392,625
Great Canadian Gaming Corp., 7.25%, 2/15/15 (a)		1,390	1,310,075
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(f)(g)		649	489,995
Harrah’s Operating Co., Inc., 10.75%, 2/01/18 (a)(b)		1,470	868,258
Seneca Gaming Corp. Series B, 7.25%, 5/01/12		630	562,275
Travelport LLC, 7.436%, 9/01/14 (c)		170	133,875
Tropicana Entertainment LLC, 9.625%, 12/15/14 (f)(g)		215	68,800
Virgin River Casino Corp., 9%, 1/15/12		585	410,963
Wynn Las Vegas LLC, 6.625%, 12/01/14		100	91,125

			6,313,947

Household Durables—0.6%
Jarden Corp., 7.50%, 5/01/17		690	614,100
The Yankee Candle Co., Inc., 9.75%, 2/15/17		100	63,500

			677,600

IT Services—2.1%
First Data Corp., 9.875%, 9/24/15 (a)		575	495,937
iPayment, Inc., 9.75%, 5/15/14		335	280,562
iPayment Investors LP, 12.75%, 7/15/14 (a)(b)		1,507	1,496,148
SunGard Data Systems, Inc., 9.125%, 8/15/13		310	314,650

			2,587,297

Independent Power Producers & Energy Traders—3.4%
AES Red Oak LLC Series B, 9.20%, 11/30/29		1,250	1,256,250
Energy Future Holding Corp., 11.25%, 11/01/17 (a)(b)		1,600	1,576,000
NRG Energy, Inc.:
7.25%, 2/01/14		100	98,625
7.375%, 2/01/16		570	562,875
Texas Competitive Electric Holdings Co. LLC (a):
10.50%, 11/01/16 (b)		430	410,650
Series B, 10.25%, 11/01/15		290	289,275

			4,193,675

Industrial Conglomerates—1.8%
Sequa Corp.(a):
11.75%, 12/01/15		1,150	1,012,000
13.50%, 12/01/15 (b)		1,499	1,221,634

			2,233,634

Corporate Bonds		Par (000)	Value

Insurance—0.8%
Alliant Holdings I, Inc., 11%, 5/01/15 (a)	USD	800	$712,000
USI Holdings Corp., 6.679%, 11/15/14 (a)(c)		310	247,225

			959,225

Leisure Equipment & Products—0.3%
Easton-Bell Sports, Inc., 8.375%, 10/01/12		430	365,500

Machinery—2.6%
AGY Holding Corp., 11%, 11/15/14		890	827,700
Accuride Corp., 8.50%, 2/01/15		340	219,300
RBS Global, Inc., 8.875%, 9/01/16		370	345,025
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (a)		1,720	1,255,600
Terex Corp.:
7.375%, 1/15/14		175	172,375
8%, 11/15/17		330	325,875

			3,145,875

Marine—0.2%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		254	242,570

Media—13.6%
Affinion Group, Inc., 10.125%, 10/15/13		1,045	1,029,325
CMP Susquehanna Corp., 9.875%, 5/15/14		865	540,625
Cablevision Systems Corp. Series B, 7.133%, 4/01/09 (c)		750	753,750
Charter Communications Holdings I, LLC, 11%, 10/01/15		455	347,313
Charter Communications Holdings II, LLC, 10.25%, 9/15/10		2,860	2,743,025
Charter Communications Operating, LLC, 8.375%, 4/30/14 (a)		500	481,875
Dex Media West LLC, 9.875%, 8/15/13		1,183	910,910
DirecTV Holdings LLC:
8.375%, 3/15/13		300	310,500
7.625%, 5/15/16 (a)		640	638,400
EchoStar DBS Corp.:
7%, 10/01/13		192	182,400
7.125%, 2/01/16		325	299,000
Harland Clarke Holdings Corp.:
7.554%, 5/15/15 (c)		160	112,800
9.50%, 5/15/15		190	149,150
Network Communications, Inc., 10.75%, 12/01/13		830	596,562
Nielsen Finance LLC, 10%, 8/01/14		1,780	1,802,250
ProtoStar I Ltd., 12.50%, 10/15/12 (a)(c)(d)		1,382	1,340,759
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)		870	639,450
Rainbow National Services LLC, 10.375%, 9/01/14 (a)		1,653	1,758,379
Sinclair Broadcast Group, Inc. Class A, 4.875%, 7/15/18 (e)		225	206,156
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)		1,570	1,342,350
Virgin Media, Inc., 6.50%, 11/15/16 (a)(d)		195	178,913
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (a)		304	176,320

			16,540,212

Metals & Mining—4.3%
AK Steel Corp., 7.75%, 6/15/12		415	424,338
Aleris International, Inc.:
9%, 12/15/14		200	156,000
10%, 12/15/16		680	474,300
FMG Finance Property Ltd. (a):
10%, 9/01/13		240	256,800
10.625%, 9/01/16		735	823,200
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (c)		430	431,135
8.375%, 4/01/17		1,720	1,823,200
Ryerson, Inc.(a):
10.176%, 11/01/14 (c)		180	171,900
12%, 11/01/15		125	122,500
Steel Dynamics, Inc., 7.375%, 11/01/12		230	227,700
Vedanta Resources Plc, 9.50%, 7/18/18 (a)		295	294,586

			5,205,659

Multiline Retail—0.3%
Neiman Marcus Group, Inc., 9%, 10/15/15 (b)		345	335,512

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	23

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels—7.8%
Atlas Energy Resources LLC, 10.75%, 2/01/18 (a)	USD	575	$577,875
Berry Petroleum Co., 8.25%, 11/01/16		275	262,625
Chaparral Energy, Inc., 8.50%, 12/01/15		100	87,000
Chesapeake Energy Corp.:
6.375%, 6/15/15		350	325,500
6.625%, 1/15/16		235	220,312
7.25%, 12/15/18		650	633,750
2.25%, 12/15/38 (d)		375	351,563
Compton Petroleum Finance Corp., 7.625%, 12/01/13		245	229,994
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (a)		605	624,662
Corral Finans AB, 7.713%, 4/15/10 (a)(b)		928	858,692
Denbury Resources, Inc., 7.50%, 12/15/15		75	73,219
EXCO Resources, Inc., 7.25%, 1/15/11		1,115	1,103,850
Encore Acquisition Co., 6%, 7/15/15		130	113,425
Forest Oil Corp., 7.25%, 6/15/19		1,035	952,200
OPTI Canada, Inc., 8.25%, 12/15/14		980	978,775
Petrohawk Energy Corp., 7.875%, 6/01/15 (a)		300	279,750
Sabine Pass LNG LP, 7.50%, 11/30/16		210	183,750
SandRidge Energy, Inc., 8%, 6/01/18 (a)		455	426,563
Whiting Petroleum Corp.:
7.25%, 5/01/12		150	144,750
7.25%, 5/01/13		1,155	1,108,800

			9,537,055

Paper & Forest Products—2.6%
Abitibi-Consolidated, Inc., 8.85%, 8/01/30		80	29,600
Bowater, Inc.:
9%, 8/01/09		270	251,100
5.776%, 3/15/10 (c)		350	287,000
Domtar Corp.:
7.875%, 10/15/11		100	102,750
7.125%, 8/15/15		160	154,400
NewPage Corp.:
10%, 5/01/12		1,260	1,222,200
12%, 5/01/13		435	406,725
Norske Skog Canada Ltd., 7.375%, 3/01/14		175	122,937
Verso Paper Holdings LLC Series B:
6.551%, 8/01/14 (c)		130	115,700
9.125%, 8/01/14		465	437,100

			3,129,512

Pharmaceuticals—0.5%
Angiotech Pharmaceuticals, Inc., 6.56%, 12/01/13 (c)		630	557,550

Professional Services—0.2%
FTI Consulting, Inc., 7.75%, 10/01/16		275	285,312

Real Estate Management & Development—0.9%
Realogy Corp.:
10.50%, 4/15/14		680	401,200
11%, 4/15/14 (b)		1,045	491,150
12.375%, 4/15/15		325	149,500

			1,041,850

Semiconductors & Semiconductor Equipment—0.9%
Amkor Technology, Inc.:
7.75%, 5/15/13		160	150,000
9.25%, 6/01/16		155	149,575
Freescale Semiconductor, Inc.:
8.875%, 12/15/14		160	129,600
9.125%, 12/15/14 (b)		360	280,800
Spansion, Inc., 5.935%, 6/01/13 (a)(c)		550	382,250

			1,092,225

Software—0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(b)(c)		198	118,705

Corporate Bonds		Par (000)	Value

Specialty Retail—5.7%
Asbury Automotive Group, Inc., 7.625%, 3/15/17	USD	240	$171,600
AutoNation, Inc.:
4.791%, 4/15/13 (c)		360	297,000
7%, 4/15/14		360	311,400
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (b)(c)		800	658,791
10.75%, 3/15/15		990	858,825
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)		470	280,238
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12		2,307	1,153,500
Michaels Stores, Inc.:
10%, 11/01/14		680	510,000
11.375%, 11/01/16		490	313,600
Rent-A-Center, Inc. Series B, 7.50%, 5/01/10		1,910	1,871,800
United Auto Group, Inc., 7.75%, 12/15/16		710	575,988

			7,002,742

Textiles, Apparel & Luxury Goods—0.2%
Quiksilver, Inc., 6.875%, 4/15/15		350	280,875

Wireless Telecommunication Services—8.0%
American Tower Corp., 7.125%, 10/15/12		1,000	1,020,000
Centennial Communications Corp.:
8.541%, 1/01/13 (c)		650	646,750
8.125%, 2/01/14		645	654,675
Cricket Communications, Inc.:
10.875%, 11/01/14		540	535,275
10%, 7/15/15 (a)		40	40,200
Digicel Group Ltd. (a):
8.875%, 1/15/15		590	553,892
9.125%, 1/15/15 (b)		1,320	1,192,950
FiberTower Corp., 9%, 11/15/12 (d)		300	198,000
iPCS, Inc., 4.926%, 5/01/13 (c)		280	248,500
MetroPCS Wireless, Inc., 9.25%, 11/01/14		1,415	1,402,619
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (a)		1,980	1,905,750
Rural Cellular Corp., 8.25%, 3/15/12		350	364,438
Sprint Capital Corp., 7.625%, 1/30/11		1,025	1,025,000

			9,788,049

Total Corporate Bonds—103.2%			125,758,319

Floating Rate Loan Interests

Auto Components—0.6%
Dana Corp. Term Advance, 6.75%, 1/31/15		724	665,302
Delphi Automotive Systems:
Initial Tranche C, 8.50%, 12/31/08		136	112,596
Subsequent Tranche C Term Loan, 8.50%, 12/31/08		14	11,467

			789,365

Automobiles—0.5%
Ford Motor Term Loan, 5.47%, 12/16/13		425	328,978
General Motors Corp. Term Secured Loan, 5.163%, 11/29/13		374	276,154

			605,132

Building Products—2.1%
Building Material Corp. of America Term Loan Advance,
5.438% - 5.5625%, 2/24/14		249	213,943
CPG International, I Inc. Term Loan B, 7.85%, 2/28/11		1,500	1,470,000
Stile Acquisition (Masonite International):
Canadian Term Loan, 4.63% - 5.046%, 4/06/13		498	424,086
U.S. Term Loan, 4.63% - 5.046%, 4/06/13		500	426,070

			2,534,099

Chemicals—1.1%
PQ Corp. Second Lien Loan, 9.30%, 7/30/15		1,500	1,297,500

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Health Care Providers & Services—1.2%
Community Health Systems, Inc. Term Loan B, 5.06%, 6/18/14	USD	714	$674,347
Rotech Healthcare, Inc. Term Loan, 9.676%, 9/26/11 (b)		808	764,352

			1,438,699

Hotels, Restaurants & Leisure—0.9%
Travelport, Inc. Term Loan, 9.793%, 3/27/12 (b)		1,834	1,127,704

Household Products—0.2%
Spectrum Brands, Inc.:
Dollar Term Loan B, 6.669% - 6.804%, 3/30/13		271	232,982
Letter of Credit, 2.31375%, 3/30/13		13	11,765

			244,747

Independent Power Producers & Energy Traders—1.6%
Calpine Corp. First Priority Term Loan, 5.685%, 3/29/14		300	278,625
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche Term Loan B-2, 5.963% - 6.303%, 10/10/14		249	231,821
Initial Tranche Term Loan B-3, 5.963% - 6.303%, 10/10/14		1,489	1,384,538

			1,894,984

Machinery—0.8%
Navistar International Transportation Corp.:
Revolving Credit, 5.686%, 6/30/12		245	225,706
Term Loan, 6.292%, 6/30/12		680	626,450
Rexnord Corp. Loan, 9.676%, 3/01/13 (b)		186	148,673

			1,000,829

Media—3.1%
Cengage (Thomson Learning, Inc.) Tranche 1 Incremental Term Loan 2, 7.50%, 7/05/14		750	742,500
HMH Publishing (Education Media):
Mezzanine Term Loan, 5.50% - 6.46375%, 11/14/14		2,586	2,068,985
Tranche A Term Loan B, 6.46375%, 11/14/14		1,098	985,890

			3,797,375

Oil, Gas & Consumable Fuels—0.8%
Turbo Beta Limited Dollar Facility, 14.50%, 3/15/18 (h)		1,003	983,338

Paper & Forest Products—0.3%
Verso Paper Holdings LLC:
Term Loan, 9.03313%, 2/01/13		421	394,800

Total Floating Rate Loan Interests—13.2%			16,108,572

Common Stocks (g)	Shares

Containers & Packaging—0.2%
Owens-Illinois, Inc.	4,745	211,627

Machinery—0.0%
Goss Holdings Inc. Class B (h)	64,467	1

Wireless Telecommunication Services—0.0%
Crown Castle International Corp.	495	18,513

Total Common Stocks—0.2%		230,141

Preferred Securities	Par (000)		Value

Capital Trusts

Diversified Financial Services—1.1%
Citigroup, Inc., 8.40% (c)(i)	USD	1,210	$1,027,314
JPMorgan Chase & Co., 7.90% (c)(i)		350	317,975

Total Capital Trusts—1.1%			1,345,289

Preferred Stocks	Shares

Containers & Packaging—0.4%
Smurfit-Stone Container Corp., 7% (b)(d)	30,000	525,000

Independent Power Producers & Energy Traders—0.8%
NTG Energy, Inc., 4%	500	954,375

Media—0.2%
Emmis Communications Corp. Class A, 6.25% (d)	10,300	260,075

Wireless Telecommunication Services—0.5%
Crown Castle International Corp., 6.25% (d)	10,000	547,500

Total Preferred Stocks—1.9%		2,286,950

Total Preferred Securities—3.0%		3,632,239

Other Interests (j)	Beneficial Interest (000)

Health Care Providers & Services—0.0%
Critical Care Systems International, Inc. (h)	USD	5	1,591

Total Other Interests—0.0%			1,591

Total Long-Term Investments (Cost—$161,390,640)—119.6%			145,730,862

Short-Term Securities	Par (000)

U.S. Government & Agency Obligations—1.3%
Federal Home Loan Bank, 2.60%, 9/02/08 (k)	1,600	1,600,000

Total Short-Term Securities (Cost—$1,600,000)—1.3%		1,600,000

Total Investments (Cost—$162,990,640*)—120.9%		147,330,862
Liabilities in Excess of Other Assets—(20.9)%		(25,522,519)

Net Assets—100.0%		$121,808,343

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	25

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$163,361,591

Gross unrealized appreciation	$1,367,022
Gross unrealized depreciation	(17,397,751)

Net unrealized depreciation	$(16,030,729)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Convertible security.
(e)	Represents a step bond. Rate shown reflects the effective yield at time of purchase.
(f)	Issuer filed for bankruptcy or is in default of interest payments.
(g)	Non-income producing security.
(h)	Security is fair valued.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(k)	Rate shown is yield to maturity as of the date of purchase.
•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry subclassifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of August 31, 2008 were as follows:

Currency Purchased	Currency Sold		Settlement Date	Unrealized Appreciation

USD 1,397,924	EUR	948,000	10/23/08	$11,282

•	Currency abbreviations:

	EUR	Euro
	USD	U.S. Dollar

•

Effective January 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 - price quotations in active markets/exchanges for identical securities
•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Trust’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2008 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	$230,140	$—
Level 2	146,115,792	11,282
Level 3	984,930	—

Total	$147,330,862	$11,282

* Other financial instruments are foreign currency exchange contracts.

The following is a reconciliation of investments for unobservable inputs (Level 3):

Investments in Securities

Balance, as of December 31, 2007	$1,592
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	983,338
Net transfers in/out of Level 3	—

Balance, as of August 31, 2008	$984,930

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments August 31, 2008	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Aerospace & Defense—1.2%
CHC Helicopter Corp., 7.375%, 5/01/14	$170	$176,800
DRS Technologies, Inc.:
6.875%, 11/01/13	40	40,500
7.625%, 2/01/18	100	105,250
Hexcel Corp., 6.75%, 2/01/15	80	77,600
L-3 Communications Corp., 5.875%, 1/15/15	20	18,850
TransDigm, Inc., 7.75%, 7/15/14	100	97,250

		516,250

Air Freight & Logistics—0.2%
Park-Ohio Industries, Inc., 8.375%, 11/15/14	85	70,125

Airlines—0.2%
American Airlines, Inc. Series 99-1, 7.324%, 4/15/11	95	86,450

Auto Components—2.7%
Allison Transmission, Inc. (a):
11%, 11/01/15	95	87,400
11.25%, 11/01/15 (b)	235	206,800
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11	135	135,675
8.625%, 12/01/11	236	243,080
Lear Corp., 8.75%, 12/01/16	135	101,587
Metaldyne Corp., 10%, 11/01/13	255	68,850
Stanadyne Corp. Series 1, 10%, 8/15/14	350	329,000

		1,172,392

Automobiles—1.1%
Ford Capital BV, 9.50%, 6/01/10	520	432,900
Ford Motor Co., 8.90%, 1/15/32	125	66,250

		499,150

Building Products—1.2%
CPG International I, Inc., 10.50%, 7/01/13	150	115,500
Momentive Performance Materials, Inc., 11.50%, 12/01/16	285	222,300
Ply Gem Industries, Inc., 11.75%, 6/15/13 (a)	220	200,200

		538,000

Capital Markets—0.5%
Marsico Parent Co., LLC, 10.625%, 1/15/16 (a)	174	146,160
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(b)	64	53,512
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(b)	43	36,080

		235,752

Chemicals—3.3%
American Pacific Corp., 9%, 2/01/15	140	135,800
Ames True Temper, Inc., 6.791%, 1/15/12 (c)	265	212,000
Hexion U.S. Finance Corp.:
7.304%, 11/15/14 (c)	100	76,250
9.75%, 11/15/14	75	62,437
Huntsman LLC, 11.50%, 7/15/12	95	99,275
Innophos, Inc., 8.875%, 8/15/14	545	558,625
Key Plastics LLC, 11.75%, 3/15/13 (a)	70	24,500
MacDermid, Inc., 9.50%, 4/15/17 (a)	265	242,475
Terra Capital, Inc. Series B, 7%, 2/01/17	40	38,900

		1,450,262

Commercial Services & Supplies—2.8%
ARAMARK Corp., 8.50%, 2/01/15	55	55,412
DI Finance Series B, 9.50%, 2/15/13	201	199,492
Sally Holdings LLC:
9.25%, 11/15/14	35	35,394
10.50%, 11/15/16	179	179,895
US Investigations Services, Inc., 10.50%, 11/01/15 (a)	100	89,000
Waste Services, Inc., 9.50%, 4/15/14	185	186,850
West Corp.:
9.50%, 10/15/14	125	106,563
11%, 10/15/16	475	371,688

		1,224,294

Corporate Bonds	Par (000)	Value

Communications Equipment—0.3%
Nortel Networks Ltd., 7.041%, 7/15/11 (c)	$145	$134,487

Construction Materials—1.1%
Nortek Holdings, Inc., 10%, 12/01/13 (a)	530	495,550

Containers & Packaging—2.6%
Berry Plastics Holding Corp., 6.651%, 9/15/14 (c)	75	56,250
Cascades, Inc., 7.25%, 2/15/13	175	147,875
Crown Americas LLC, 7.75%, 11/15/15	85	87,125
Graphic Packaging International Corp., 9.50%, 8/15/13	30	28,200
Impress Holdings BV, 5.916%, 9/15/13 (a)(c)	270	243,000
Pregis Corp., 12.375%, 10/15/13	310	296,050
Smurfit-Stone Container Enterprises, Inc., 8%, 3/15/17	375	300,000

		1,158,500

Diversified Financial Services—3.5%
CDX North America High Yield Series 6-T1, 8.625%, 6/29/11	490	494,596
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (c)	110	81,213
7.80%, 6/01/12	500	371,332
GMAC LLC:
5.011%, 12/01/14 (c)	225	118,158
6.75%, 12/01/14	230	124,882
8%, 11/01/31	240	129,444
Leucadia National Corp., 8.125%, 9/15/15	200	201,250

		1,520,875

Diversified Telecommunication Services—5.3%
Asia Global Crossing Ltd., 13.375%, 10/15/10 (d)(e)	2,000	90,000
Broadview Networks Holdings, Inc., 11.375%, 9/01/12	180	154,800
Cincinnati Bell, Inc., 7.25%, 7/15/13	405	389,306
Qwest Communications International, Inc., 7.50%, 2/15/14	875	796,250
Qwest Corp., 6.026%, 6/15/13 (c)	230	212,750
Wind Acquisition Finance SA, 10.75%, 12/01/15 (a)	375	384,375
Windstream Corp.:
8.125%, 8/01/13	200	198,000
8.625%, 8/01/16	120	118,800

		2,344,281

Electric Utilities—1.7%
Elwood Energy LLC, 8.159%, 7/05/26	449	423,908
Homer City Funding LLC Series B, 8.734%, 10/01/26	97	104,838
NSG Holdings LLC, 7.75%, 12/15/25 (a)	170	163,200
Sithe/Independence Funding Corp. Series A, 9%, 12/30/13	36	37,903

		729,849

Electrical Equipment—1.1%
Coleman Cable, Inc., 9.875%, 10/01/12	155	144,150
Superior Essex Communications LLC, 9%, 4/15/12	305	318,725

		462,875

Electronic Equipment & Instruments—0.8%
NXP BV, 5.541%, 10/15/13 (c)	125	97,187
Sanmina-SCI Corp., 8.125%, 3/01/16	255	230,137

		327,324

Energy Equipment & Services—1.2%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15	50	49,750
7.75%, 5/15/17	80	79,600
Grant Prideco, Inc. Series B, 6.125%, 8/15/15	50	48,597
Hornbeck Offshore Services, Inc. Series B, 6.125%, 12/01/14	5	4,650
North American Energy Partners, Inc., 8.75%, 12/01/11	335	333,325

		515,922

Food & Staples Retailing—1.0%
The Pantry, Inc., 7.75%, 2/15/14	265	221,275
Rite Aid Corp., 7.50%, 3/01/17	250	207,500

		428,775

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	27

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Gas Utilities—0.4%
Targa Resources, Inc., 8.50%, 11/01/13	$200	$190,000

Health Care Equipment & Supplies—3.0%
Biomet, Inc.:
10%, 10/15/17	75	81,000
10.375%, 10/15/17 (b)	120	126,600
11.625%, 10/15/17	100	105,125
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15 (b)	150	125,250
DJO Finance LLC, 10.875%, 11/15/14	760	761,900
Hologic, Inc., 2%, 12/15/37 (f)(g)	145	118,356

		1,318,231

Health Care Providers & Services—2.0%
Community Health Systems, Inc., 8.875%, 7/15/15	40	40,400
Tenet Healthcare Corp.:
6.375%, 12/01/11	45	43,425
6.50%, 6/01/12	615	595,012
United Surgical Partners International, Inc., 8.875%, 5/01/17	119	102,340
Viant Holdings, Inc., 10.125%, 7/15/17 (a)	115	97,175

		878,352

Hotels, Restaurants & Leisure—5.7%
American Real Estate Partners LP:
8.125%, 6/01/12	185	161,644
7.125%, 2/15/13	300	279,375
Gaylord Entertainment Co.:
8%, 11/15/13	40	36,700
6.75%, 11/15/14	280	244,300
Great Canadian Gaming Corp., 7.25%, 2/15/15 (a)	320	301,600
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(d)(e)	174	131,370
Harrah’s Operating Co., Inc. (a):
10.75%, 2/01/16	525	353,063
10.75%, 2/01/18 (b)	702	414,638
Seneca Gaming Corp. Series B, 7.25%, 5/01/12	140	124,950
Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15 (a)	40	32,500
Travelport LLC, 7.436%, 9/01/14 (c)	60	47,250
Tropicana Entertainment LLC, 9.625%, 12/15/14 (d)(e)	25	8,000
Virgin River Casino Corp., 9%, 1/15/12	445	312,613
Wynn Las Vegas LLC, 6.625%, 12/01/14	70	63,788

		2,511,791

Household Durables—0.3%
Jarden Corp., 7.50%, 5/01/17	150	133,500
The Yankee Candle Co., Inc., 9.75%, 2/15/17	30	19,050

		152,550

IT Services—1.9%
First Data Corp., 9.875%, 9/24/15 (a)	195	168,188
iPayment, Inc., 9.75%, 5/15/14	120	100,500
iPayment Investors LP, 12.75%, 7/15/14 (a)(b)	500	494,450
SunGard Data Systems, Inc., 9.125%, 8/15/13	85	86,275

		849,413

Independent Power Producers & Energy Traders—4.4%
AES Red Oak LLC:
Series A, 8.54%, 11/30/19	127	129,476
Series B, 9.20%, 11/30/29	500	502,500
Energy Future Holding Corp., 11.25%, 11/01/17 (a)(b)	575	566,375
NRG Energy, Inc.:
7.25%, 2/01/14	130	128,212
7.375%, 2/01/16	385	380,188
Texas Competitive Electric Holdings Co. LLC (a):
10.50%, 11/01/16 (b)	160	152,800
Series B, 10.25%, 11/01/15	70	69,825

		1,929,376

Corporate Bonds	Par (000)	Value

Industrial Conglomerates—1.7%
Sequa Corp. (a):
11.75%, 12/01/15	$380	$334,400
13.50%, 12/01/15 (b)	496	404,403

		738,803

Insurance—0.8%
Alliant Holdings I, Inc., 11%, 5/01/15 (a)	300	267,000
USI Holdings Corp., 6.679%, 11/15/14 (a)(c)	100	79,750

		346,750

Leisure Equipment & Products—0.2%
Easton-Bell Sports, Inc., 8.375%, 10/01/12	115	97,750

Machinery—2.0%
AGY Holding Corp., 11%, 11/15/14	200	186,000
Accuride Corp., 8.50%, 2/01/15	85	54,825
RBS Global, Inc., 8.875%, 9/01/16	85	79,262
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (a)	510	372,300
Terex Corp.:
7.375%, 1/15/14	55	54,175
8%, 11/15/17	135	133,312

		879,874

Marine—0.2%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	106	101,230

Media—12.3%
Affinion Group, Inc., 10.125%, 10/15/13	390	384,150
CMP Susquehanna Corp., 9.875%, 5/15/14	290	181,250
CSC Holdings, Inc. Series B, 7.625%, 4/01/11	45	45,225
Cablevision Systems Corp. Series B, 7.133%, 4/01/09 (c)	175	175,875
Charter Communications Holdings I, LLC, 11%, 10/01/15	190	145,301
Charter Communications Holdings II, LLC, 10.25%, 9/15/10	850	815,625
Dex Media West LLC, 9.875%, 8/15/13	40	30,800
DirecTV Holdings LLC:
8.375%, 3/15/13	125	129,375
7.625%, 5/15/16 (a)	240	239,400
EchoStar DBS Corp.:
7%, 10/01/13	40	38,000
7.125%, 2/01/16	260	239,200
Harland Clarke Holdings Corp.:
7.554%, 5/15/15 (c)	50	35,250
9.50%, 5/15/15	60	47,100
Intelsat Corp., 6.875%, 1/15/28	210	161,700
Network Communications, Inc., 10.75%, 12/01/13	245	176,094
Nielsen Finance LLC, 10%, 8/01/14	560	567,000
ProtoStar I Ltd., 12.50%, 10/15/12 (a)(c)(f)	401	388,922
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)	404	296,940
Rainbow National Services LLC (a):
8.75%, 9/01/12	310	316,200
10.375%, 9/01/14	318	338,273
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)	590	504,450
Virgin Media, Inc., 6.50%, 11/15/16 (a)(f)	75	68,813
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (a)	150	87,000

		5,411,943

Metals & Mining—3.6%
AK Steel Corp., 7.75%, 6/15/12	85	86,912
Aleris International, Inc.:
9%, 12/15/14 (b)	120	93,600
10%, 12/15/16	125	87,187
FMG Finance Property Ltd.(a):
10%, 9/01/13	85	90,950
10.625%, 9/01/16	205	229,600
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (c)	240	240,634
8.375%, 4/01/17	415	439,900

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Metals & Mining (concluded)
Ryerson, Inc. (a):
10.176%, 11/01/14 (c)	$60	$57,300
12%, 11/01/15	85	83,300
Steel Dynamics, Inc., 7.375%, 11/01/12	80	79,200
Vedanta Resources Plc, 9.50%, 7/18/18 (a)	105	104,853

		1,593,436

Multiline Retail—0.3%
Neiman Marcus Group, Inc., 9%, 10/15/15 (b)	115	111,837

Oil, Gas & Consumable Fuels—10.8%
Atlas Energy Resources LLC, 10.75%, 2/01/18 (a)	210	211,050
Berry Petroleum Co., 8.25%, 11/01/16	80	76,400
Chaparral Energy, Inc., 8.50%, 12/01/15	100	87,000
Chesapeake Energy Corp.:
6.375%, 6/15/15	90	83,700
6.625%, 1/15/16	250	234,375
7.25%, 12/15/18	125	121,875
2.25%, 12/15/38 (f)	125	117,188
Compton Petroleum Finance Corp., 7.625%, 12/01/13	100	93,875
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (a)	200	206,500
Corral Finans AB, 7.713%, 4/15/10 (a)(b)	338	312,250
Denbury Resources, Inc., 7.50%, 12/15/15	30	29,287
EXCO Resources, Inc., 7.25%, 1/15/11	370	366,300
Encore Acquisition Co., 6%, 7/15/15	40	34,900
Forest Oil Corp.:
7.25%, 6/15/19	190	174,800
7.25%, 6/15/19 (a)	175	161,000
Frontier Oil Corp., 6.625%, 10/01/11	65	63,212
Newfield Exploration Co., 6.625%, 9/01/14	30	28,238
OPTI Canada, Inc., 8.25%, 12/15/14	440	439,450
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	350	319,375
Petrohawk Energy Corp., 7.875%, 6/01/15 (a)	50	46,625
Range Resources Corp., 7.375%, 7/15/13	185	183,150
Sabine Pass LNG LP, 7.50%, 11/30/16	130	113,750
SandRidge Energy, Inc., 8%, 6/01/18 (a)	165	154,688
Tennessee Gas Pipeline Co., 8.375%, 6/15/32	160	176,960
Transcontinental Gas Pipe Line Corp. Series B, 8.875%, 7/15/12	400	443,852
Whiting Petroleum Corp.:
7.25%, 5/01/12	125	120,625
7.25%, 5/01/13	370	355,200

		4,755,625

Paper & Forest Products—2.6%
Abitibi-Consolidated, Inc., 8.85%, 8/01/30	35	12,950
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (a)	18	14,782
Bowater, Inc.:
9%, 8/01/09	60	55,800
5.776%, 3/15/10 (c)	130	106,600
Domtar Corp., 7.125%, 8/15/15	40	38,600
NewPage Corp.:
10%, 5/01/12	520	504,400
12%, 5/01/13	160	149,600
Norske Skog Canada Ltd., 7.375%, 3/01/14	120	84,300
Verso Paper Holdings LLC Series B:
6.551%, 8/01/14 (c)	40	35,600
9.125%, 8/01/14	165	155,100

		1,157,732

Pharmaceuticals—0.5%
Angiotech Pharmaceuticals, Inc., 6.56%, 12/01/13 (c)	230	203,550

Professional Services—0.2%
FTI Consulting, Inc., 7.75%, 10/01/16	100	103,750

Corporate Bonds	Par (000)	Value

Real Estate Management & Development—0.7%
Realogy Corp.:
10.50%, 4/15/14	$200	$118,000
11%, 4/15/14 (b)	255	119,850
12.375%, 4/15/15	105	48,300

		286,150

Semiconductors & Semiconductor Equipment—1.3%
Amkor Technology, Inc.:
7.75%, 5/15/13	40	37,500
9.25%, 6/01/16	125	120,625
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	100	81,000
9.125%, 12/15/14 (b)	235	183,300
Spansion, Inc., 5.935%, 6/01/13 (a)(c)	190	132,050

		554,475

Software—0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(b)(c)	72	43,121

Specialty Retail—3.4%
Asbury Automotive Group, Inc., 7.625%, 3/15/17	60	42,900
AutoNation, Inc.:
4.791%, 4/15/13 (c)	80	66,000
7%, 4/15/14	90	77,850
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (b)(c)	250	203,852
10.75%, 3/15/15	280	243,600
Group 1 Automotive, Inc., 2.25%, 6/15/36 (g)	25	14,906
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12	475	237,500
Michaels Stores, Inc.:
10%, 11/01/14	150	112,500
11.375%, 11/01/16	130	83,200
Rent-A-Center, Inc. Series B, 7.50%, 5/01/10	250	245,000
United Auto Group, Inc., 7.75%, 12/15/16	180	146,025

		1,473,333

Textiles, Apparel & Luxury Goods—0.2%
Quiksilver, Inc., 6.875%, 4/15/15	100	80,250

Thrifts & Mortgage Finance—0.0%
Residential Capital LLC, 8.50%, 5/15/10 (a)	7	4,830

Trading Companies & Distributors—0.3%
Russel Metals, Inc., 6.375%, 3/01/14	125	117,500

Wireless Telecommunication Services—6.1%
Centennial Communications Corp.:
8.541%, 1/01/13 (c)	220	218,900
8.125%, 2/01/14	455	461,825
Cricket Communications, Inc.:
9.375%, 11/01/14	40	39,650
10.875%, 11/01/14	180	178,425
10%, 7/15/15 (a)	10	10,050
Digicel Group Ltd.(a):
8.875%, 1/15/15	130	122,044
9.125%, 1/15/15 (b)	294	265,702
iPCS, Inc., 4.926%, 5/01/13 (c)	90	79,875
MetroPCS Wireless, Inc., 9.25%, 11/01/14	515	510,494
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (a)	445	428,312
Sprint Capital Corp., 7.625%, 1/30/11	355	355,000

		2,670,277

Total Corporate Bonds—96.8%		42,473,042

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	29

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)	Value

Auto Components—0.8%
Dana Corp. Term Advance, 6.75%, 1/31/15	$325	$298,269
Delphi Automotive Systems Initial Tranche C Loan, 8.50%, 12/31/08	50	41,354

		339,623

Automobiles—0.4%
Ford Motor Term Loan, 5.47%, 12/16/13	150	116,098
General Motors Corp. Secured Term Loan, 5.163%, 11/29/13	100	73,641

		189,739

Building Products—1.1%
Building Material Corp. of America Term Loan Advance, 5.438% - 5.5625%, 2/24/14	150	128,366
Stile Acquisition (Masonite International):
Canadian Term Loan, 4.63% - 5.046%, 4/06/13	198	168,851
U.S. Term Loan, 4.63% - 5.046%, 4/06/13	200	170,149

		467,366

Chemicals—1.0%
PQ Corp. Second Lien Loan, 9.30%, 7/30/15	500	432,500

Health Care Providers & Services—1.2%
Community Health Systems, Inc. Term Loan B, 4.228%, 7/15/14	285	269,739
Rotech Healthcare, Inc. Term Loan, 9.135%, 9/26/11 (b)	288	242,330

		512,069

Hotels, Restaurants & Leisure—0.6%
Travelport, Inc. Term Loan, 9.793%, 3/27/12 (b)	446	274,351

Household Products—0.2%
Spectrum Brands, Inc.:
Dollar Term Loan B, 6.669% - 6.804%, 3/30/13	80	68,524
Letter of Credit, 2.31375%, 3/30/13	4	3,460

		71,984

Independent Power Producers & Energy Traders—1.8%
Calpine Corp. First Priority Term Loan, 5.685%, 3/29/14	100	92,875
Texas Competitive Electric Holdings Co., LLC (TXU) Term Loan:
Initial Tranche Term Loan B-2, 5.963% - 6.303%, 10/10/14	248	231,239
Initial Tranche Term Loan B-3, 5.963% - 6.303%, 10/10/14	496	461,513

		785,627

Machinery—0.8%
Navistar International Transportation Corp.:
Revolving Credit, 5.686%, 6/30/12	90	82,913
Term Loan, 6.292%, 6/30/12	245	225,706
Rexnord Corp. Loan, 9.676%, 3/01/13 (b)	58	46,460

		355,079

Media—3.9%
Affinion Group, Inc. Loan, 9.3675%, 3/01/12	325	272,594
Cengage (Thomson Learning, Inc.) Tranche 1 Incremental Term Loan 2, 7.50%, 7/05/14	250	247,500
HMH Publishing (Education Media):
Mezzanine Term Loan, 6.46375%, 11/14/14	1,034	827,594
Tranche A Term Loan, 6.46375%, 11/14/14	439	394,356

		1,742,044

Paper & Forest Products—0.4%
Verso Paper Holdings LLC Term Loan, 9.033%, 2/01/13	179	168,000

Total Floating Rate Loan Interests—12.2%		5,338,382

Common Stocks	Shares

Paper & Forest Products—0.0%
Ainsworth Lumber Co. Ltd.	2,234	6,418
Ainsworth Lumber Co. Ltd. (a)	2,507	7,215

		13,633

Common Stocks	Shares	Value

Specialty Retail—0.0%
Mattress Discounters Corp. (d)(h)	14,992	$—

Total Common Stocks—0.0%		13,633

Preferred Securities	Par (000)

Capital Trusts

Diversified Financial Services—1.1%
Citigroup, Inc., 8.40% (c)(i)	$420	356,588
JPMorgan Chase & Co., 7.90% (c)(i)	130	118,105

Total Capital Trusts—1.1%		474,693

Preferred Stocks	Shares

Capital Markets—0.0%
Marsico Parent Superholdco, LLC, 16.75% (a)	12	10,260

Total Preferred Stocks—0.0%		10,260

Total Preferred Securities—1.1%		484,953

Warrants (j)

Communications Equipment—0.0%
PF Net Communications, Inc. (expires 5/15/10) (a)	600	—

Diversified Telecommunication Services—0.0%
NEON Communications, Inc. (expires 12/02/12) (h)	53,622	1

Total Warrants—0.0%		1

Other Interests (k)	Beneficial Interest (000)

Health Care Providers & Services—0.0%
Critical Care Systems International, Inc. (h)	$5	1,592

Total Other Interests—0.0%		1,592

Total Long Term Investments (Cost—$56,353,746)—110.1%		48,311,603

Short-Term Securities	Par (000)

U.S. Government & Agency Obligations—3.4%
Federal Home Loan Bank, 2.60%, 9/02/08 (l)	1,500	1,500,000

Total Short-Term Securities (Cost—$1,500,000)—3.4%		1,500,000

Options Purchased	Contracts

Call Options Purchased
Marsico Parent Superholdco LLC, expiring December 2019 at $942.86	3	5,070

Total Options Purchased (Cost—$2,933)—0.0%		5,070

Total Investments (Cost—$57,856,679*)—113.5%		49,816,673
Liabilities in Excess of Other Assets—(13.5)%		(5,919,892)

Net Assets—100.0%		$43,896,781

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (concluded)	BlackRock High Yield Trust (BHY)

*	The cost and unrealized appreciation (depreciation) of investments, as of August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$57,886,965

Gross unrealized appreciation	$216,977
Gross unrealized depreciation	(8,287,269)

Net unrealized depreciation	$(8,070,292)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy or is in default of interest payments.
(f)	Convertible security.
(g)	Represents a step bond. Rate shown reflects the effective yield at time of purchase.
(h)	Security is fair valued.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(l)	Rate shown is the yield to maturity as of the date of purchase.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease. These industry classifications are unaudited.

•	Swaps outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)	Unrealized Appreciation

Sold credit default protection on Cooper Tire & Rubber Co. and received 7.70% Broker, Lehman Brothers Special Financing Expires, September 2013	$ 200	$ 61

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	31

Schedule of Investments August 31, 2008	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Aerospace & Defense—0.8%
CHC Helicopter Corp., 7.375%, 5/01/14	$450	$468,000
DRS Technologies, Inc.:
6.875%, 11/01/13	80	81,000
7.625%, 2/01/18	80	84,200
Hexcel Corp., 6.75%, 2/01/15	150	145,500
Honeywell International, Inc., 5.70%, 3/15/37	915	851,808
TransDigm, Inc., 7.75%, 7/15/14	140	136,150
United Technologies Corp., 4.875%, 5/01/15 (a)	1,250	1,255,170

		3,021,828

Air Freight & Logistics—0.5%
Park-Ohio Industries, Inc., 8.375%, 11/15/14	165	136,125
United Parcel Service, Inc., 6.20%, 1/15/38 (a)	1,710	1,721,395

		1,857,520

Airlines—0.0%
American Airlines, Inc. Series 99-1, 7.324%, 4/15/11	120	109,200

Auto Components—0.1%
Lear Corp., 8.75%, 12/01/16	270	203,175
Metaldyne Corp., 10%, 11/01/13	295	79,650

		282,825

Biotechnology—0.4%
Amgen, Inc. Series WI, 2.889%, 11/28/08 (a)(b)	1,325	1,322,792

Building Products—0.1%
CPG International I, Inc., 10.50%, 7/01/13	230	177,100
Momentive Performance Materials, Inc., 11.50%, 12/01/16	440	343,200

		520,300

Capital Markets—3.4%
Credit Suisse (USA) Inc.:
6.125%, 11/15/11 (c)	700	721,003
7.125%, 7/15/32	1,000	1,056,473
The Goldman Sachs Group, Inc.:
6.60%, 1/15/12	1,000	1,034,832
6.75%, 10/01/37	850	747,875
Lehman Brothers Holdings, Inc.:
5.625%, 1/24/13	1,415	1,321,318
4.80%, 3/13/14	100	86,665
6.50%, 7/19/17	225	199,173
4.476%, 9/15/22 (b)	575	532,155
Series MTN, 7%, 9/27/27	550	490,430
Morgan Stanley:
3.041%, 1/09/12 (b)	960	869,419
6.25%, 8/28/17	1,200	1,092,232
6.25%, 8/09/26 (a)	2,100	1,795,970
UBS AG Series DPNT, 5.875%, 12/20/17	1,925	1,876,613

		11,824,158

Chemicals—0.6%
American Pacific Corp., 9%, 2/01/15	280	271,600
Ames True Temper, Inc., 6.791%, 1/15/12 (b)	720	576,000
Huntsman LLC, 11.50%, 7/15/12	72	75,240
Innophos, Inc., 8.875%, 8/15/14	975	999,375
Key Plastics LLC, 11.75%, 3/15/13 (e)	565	197,750

		2,119,965

Commercial Banks—2.8%
DEPFA ACS Bank, 5.125%, 3/16/37 (e)	4,150	3,939,699
HSBC Finance Corp., 6.50%, 5/02/36	1,275	1,176,969
Wachovia Bank NA, 6.60%, 1/15/38 (a)	2,125	1,664,829
Wells Fargo & Co., 4.625%, 8/09/10	1,000	1,012,446
Wells Fargo Bank NA, 7.55%, 6/21/10 (a)	2,000	2,104,410

		9,898,353

Corporate Bonds	Par (000)	Value

Commercial Services & Supplies—1.3%
Casella Waste Systems, Inc., 9.75%, 2/01/13	$2,250	$2,227,500
DI Finance Series B, 9.50%, 2/15/13	679	673,908
Sally Holdings LLC, 10.50%, 11/15/16 (e)	136	136,680
Waste Services, Inc., 9.50%, 4/15/14	600	606,000
West Corp., 11%, 10/15/16	1,210	946,825

		4,590,913

Communications Equipment—0.2%
Nortel Networks Ltd., 7.041%, 7/15/11 (b)	855	793,012

Computers & Peripherals—1.0%
International Business Machines Corp., 5.70%, 9/14/17 (a)	3,450	3,518,182

Consumer Finance—0.1%
SLM Corp. Series A, 3.10%, 1/27/14 (b)	600	475,776

Containers & Packaging—0.3%
Berry Plastics Holding Corp., 8.875%, 9/15/14	115	95,450
Crown Americas LLC, 7.75%, 11/15/15	150	153,750
Impress Holdings BV, 5.916%, 9/15/13 (b)(e)	330	297,000
Pregis Corp., 12.375%, 10/15/13	535	510,925

		1,057,125

Diversified Financial Services—6.7%
Bank of America Corp:
7.80%, 2/15/10 (a)	2,450	2,553,250
6%, 9/01/17	1,795	1,708,693
5.75%, 12/01/17	980	914,205
Bank of America NA:
5.30%, 3/15/17	600	544,465
6.10%, 6/15/17	1,975	1,894,600
Citigroup, Inc.:
4.125%, 2/22/10 (a)(c)	5,230	5,180,901
6.875%, 2/15/98	550	475,664
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (b)	120	88,597
7.80%, 6/01/12	380	282,213
General Electric Capital Corp. (a):
6.75%, 3/15/32	3,000	3,031,767
6.15%, 8/07/37	7,610	7,216,829

		23,891,184

Diversified Telecommunication Services—4.8%
AT&T, Inc., 6.50%, 9/01/37 (a)	4,075	3,922,049
Bellsouth Telecommunications, Inc., 6.207%, 12/15/95 (f)	1,700	844,274
Cincinnati Bell, Inc., 7.25%, 7/15/13	470	451,787
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	325	312,226
Qwest Communications International, Inc., 7.50%, 2/15/14	55	50,050
Qwest Corp., 6.026%, 6/15/13 (b)	375	346,875
Telecom Italia Capital SA, 4.95%, 9/30/14 (a)	4,375	3,964,603
Telefonica Emisiones SAU, 7.045%, 6/20/36	1,000	1,015,441
Verizon Communications, Inc., 6.40%, 2/15/38 (a)	2,100	1,953,953
Verizon Global Funding Corp., 7.75%, 6/15/32	575	609,433
Verizon Maryland, Inc.:
Series A, 6.125%, 3/01/12 (c)	1,355	1,385,788
Series B, 5.125%, 6/15/33	540	418,043
Verizon Virginia, Inc. Series A, 4.625%, 3/15/13	750	721,891
Wind Acquisition Finance SA, 10.75%, 12/01/15 (e)	360	369,000
Windstream Corp.:
8.125%, 8/01/13	410	405,900
8.625%, 8/01/16	250	247,500

		17,018,813

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Electric Utilities—3.8%
Duke Energy Carolinas LLC:
6.10%, 6/01/37	$325	$309,437
6%, 1/15/38	850	822,833
E.ON International Finance BV, 6.65%, 4/30/38 (e)	1,575	1,597,797
EDP Finance BV, 6%, 2/02/18 (e)	1,250	1,239,834
Edison Mission Energy, 7.50%, 6/15/13	130	130,325
Elwood Energy LLC, 8.159%, 7/05/26	170	160,675
Florida Power & Light Co., 4.95%, 6/01/35	575	494,485
Florida Power Corp:
6.35%, 9/15/37 (a)	1,450	1,465,767
6.40%, 6/15/38	800	814,070
Midwest Generation LLC Series B, 8.56%, 1/02/16	84	86,193
PacifiCorp., 6.25%, 10/15/37	650	631,469
Public Service Co. of Colorado, 6.25%, 9/01/37	1,350	1,355,760
Southern California Edison Co.:
5.625%, 2/01/36	675	640,422
Series 05-E, 5.35%, 7/15/35	150	136,909
Series 08-A, 5.95%, 2/01/38	1,100	1,091,171
Toledo Edison Co./The, 6.15%, 5/15/37	350	303,055
Virginia Electric and Power Co. Series A, 6%, 5/15/37 (a)	2,200	2,079,849

		13,360,051

Electrical Equipment—0.3%
Superior Essex Communications LLC, 9%, 4/15/12	950	992,750

Electronic Equipment & Instruments—0.3%
Sanmina-SCI Corp., 8.125%, 3/01/16	1,280	1,155,200

Energy Equipment & Services—0.6%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15	60	59,700
7.75%, 5/15/17	100	99,500
Grant Prideco, Inc. Series B, 6.125%, 8/15/15	90	87,474
North American Energy Partners, Inc., 8.75%, 12/01/11	85	84,575
Transocean, Inc., 6.80%, 3/15/38	1,175	1,172,288
Weatherford International, Inc., 6.80%, 6/15/37 (e)	625	619,455

		2,122,992

Food & Staples Retailing—1.2%
CVS Caremark Corp., 6.25%, 6/01/27	850	807,667
Rite Aid Corp., 7.50%, 3/01/17	770	639,100
Wal-Mart Stores, Inc.:
6.20%, 4/15/38	850	840,835
6.50%, 8/15/37 (a)	1,975	2,021,869

		4,309,471

Food Products—0.5%
Kraft Foods, Inc., 7%, 8/11/37 (a)	1,670	1,661,680

Gas Utilities—0.1%
El Paso Natural Gas Co., 8.375%, 6/15/32	150	165,900
Targa Resources, Inc., 8.50%, 11/01/13	360	342,000

		507,900

Health Care Equipment & Supplies—0.4%
DJO Finance LLC, 10.875%, 11/15/14	1,530	1,533,825

Health Care Providers & Services—0.4%
Tenet Healthcare Corp., 6.50%, 6/01/12	1,640	1,586,700

Hotels, Restaurants & Leisure—0.3%
American Real Estate Partners LP, 7.125%, 2/15/13	350	305,813
Gaylord Entertainment Co., 6.75%, 11/15/14	250	218,125
Greektown Holdings, LLC, 10.75%, 12/01/13 (e)(g)(h)	305	230,275
Seneca Gaming Corp. Series B, 7.25%, 5/01/12	290	258,825
Wynn Las Vegas LLC, 6.625%, 12/01/14	25	22,781

		1,035,819

Corporate Bonds	Par (000)	Value

Household Durables—0.3%
Irwin Land LLC:
Series A-1, 5.03%, 12/15/25	$575	$500,572
Series A-2, 5.30%, 12/15/35	780	639,304

		1,139,876

Household Products—0.3%
Kimberly-Clark, Corp., 6.625%, 8/01/37	975	1,027,605

IT Services—0.4%
iPayment, Inc., 9.75%, 5/15/14	270	226,125
iPayment Investors LP, 12.75%, 7/15/14 (e)(i)	994	986,734
SunGard Data Systems, Inc., 9.125%, 8/15/13	195	197,925

		1,410,784

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.:
7.25%, 2/01/14	50	49,312
7.375%, 2/01/16	285	281,437

		330,749

Industrial Conglomerates—0.4%
Sequa Corp. (e):
11.75%, 12/01/15	760	668,800
13.50%, 12/01/15 (i)	786	639,994

		1,308,794

Insurance—1.7%
Chubb Corp., 6%, 5/11/37	1,415	1,253,434
Hartford Life Global Funding Trusts, 2.946%, 9/15/09 (b)	1,020	1,016,271
MetLife, Inc., 5.70%, 6/15/35	1,200	1,035,002
Monument Global Funding Ltd., 2.646%, 6/16/10 (b)	1,990	1,973,587
Prudential Financial, Inc., 5.70%, 12/14/36	950	771,957

		6,050,251

Machinery—0.4%
AGY Holding Corp., 11%, 11/15/14	400	372,000
Accuride Corp., 8.50%, 2/01/15	305	196,725
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (e)	1,050	766,500

		1,335,225

Marine—0.3%
Nakilat, Inc. Series A, 6.067%, 12/31/33 (e)	1,100	960,487
Navios Maritime Holdings, Inc., 9.50%, 12/15/14 (e)	188	179,540

		1,140,027

Media—6.8%
Affinion Group, Inc., 10.125%, 10/15/13	740	728,900
CMP Susquehanna Corp., 9.875%, 5/15/14 (e)	690	431,250
Cablevision Systems Corp. Series B, 7.133%, 4/01/09 (b)	161	161,805
Charter Communications Holdings I, LLC, 11%, 10/01/15	115	88,262
Charter Communications Holdings II, LLC, 10.25%, 9/15/10	1,375	1,319,100
Comcast Cable Communications Holdings, Inc.,
8.375%, 3/15/13	1,415	1,562,925
Comcast Cable Communications LLC, 6.75%, 1/30/11	1,000	1,037,489
Comcast Corp., 6.95%, 8/15/37 (a)	1,805	1,761,445
DirecTV Holdings LLC, 8.375%, 3/15/13	140	144,900
EchoStar DBS Corp.:
5.75%, 10/01/08	180	180,000
7%, 10/01/13	48	45,600
7.125%, 2/01/16	75	69,000
Network Communications, Inc., 10.75%, 12/01/13	195	140,156
News America Holdings, Inc.:
8.45%, 8/01/34 (a)	2,475	2,813,035
8.15%, 10/17/36	145	160,176

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	33

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media (concluded)
Nielsen Finance LLC, 10%, 8/01/14	$1,100	$1,113,750
R.H. Donnelley Corp., 11.75%, 5/15/15 (e)	669	491,715
Rainbow National Services LLC (e):
8.75%, 9/01/12	225	229,500
10.375%, 9/01/14	1,070	1,138,212
TCI Communications, Inc., 8.75%, 8/01/15	1,495	1,630,676
TL Acquisitions, Inc., 10.50%, 1/15/15 (e)	1,100	940,500
Time Warner Cable, Inc.:
9.125%, 1/15/13 (a)	3,000	3,274,242
7.57%, 2/01/24	1,635	1,655,928
6.55%, 5/01/37	800	737,370
7.30%, 7/01/38	1,925	1,934,292
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (e)	977	566,660

		24,356,888

Metals & Mining—1.7%
AK Steel Corp., 7.75%, 6/15/12	1,115	1,140,088
Falconbridge Ltd.:
6%, 10/15/15	600	568,891
6.20%, 6/15/35	1,550	1,267,178
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (b)	660	661,742
8.375%, 4/01/17	1,225	1,298,500
Teck Cominco Ltd., 6.125%, 10/01/35	1,570	1,269,555

		6,205,954

Multi-Utilities—0.6%
DTE Energy Co., 6.35%, 6/01/16	450	448,208
Energy East Corp., 6.75%, 7/15/36	1,675	1,600,541

		2,048,749

Oil, Gas & Consumable Fuels—5.2%
Anadarko Petroleum Corp., 6.45%, 9/15/36	2,625	2,412,656
Berry Petroleum Co., 8.25%, 11/01/16	160	152,800
Burlington Resources Finance Co., 7.40%, 12/01/31 (c)	950	1,086,685
Canadian Natural Resources, Ltd.:
6.25%, 3/15/38	500	460,529
6.75%, 2/01/39	950	934,501
Chaparral Energy, Inc., 8.50%, 12/01/15	380	330,600
Chesapeake Energy Corp., 6.375%, 6/15/15	175	162,750
Compton Petroleum Finance Corp., 7.625%, 12/01/13	90	84,488
Conoco Funding Co., 7.25%, 10/15/31	150	172,853
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36	150	149,988
ConocoPhillips Holding Co., 6.95%, 4/15/29	700	765,734
Devon Energy Corp., 7.95%, 4/15/32	650	752,461
EXCO Resources, Inc., 7.25%, 1/15/11	435	430,650
EnCana Corp.:
6.50%, 8/15/34	70	66,815
6.625%, 8/15/37	775	737,452
6.50%, 2/01/38	675	632,468
Encore Acquisition Co., 6%, 7/15/15	50	43,625
MidAmerican Energy Co., 5.80%, 10/15/36	800	726,329
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37	950	880,244
6.50%, 9/15/37	1,725	1,720,924
Nexen, Inc., 6.40%, 5/15/37	600	538,157
OPTI Canada, Inc., 8.25%, 12/15/14	490	489,387
Sabine Pass LNG LP, 7.50%, 11/30/16	350	306,250
Suncor Energy, Inc., 6.50%, 6/15/38	400	382,844
TransCanada PipeLines Ltd., 5.85%, 3/15/36	600	515,076
Valero Energy Corp., 6.625%, 6/15/37	550	485,291
Whiting Petroleum Corp.:
7.25%, 5/01/12	40	38,600
7.25%, 5/01/13	375	360,000
XTO Energy, Inc.:
6.75%, 8/01/37	2,125	2,004,281
6.375%, 6/15/38	925	833,854

		18,658,292

Corporate Bonds	Par (000)	Value

Paper & Forest Products—0.2%
Bowater, Inc., 5.776%, 3/15/10 (b)	$90	$73,800
Domtar Corp., 7.125%, 8/15/15	80	77,200
NewPage Corp., 10%, 5/01/12	485	470,450

		621,450

Pharmaceuticals—2.2%
Bristol-Myers Squibb Co., 5.875%, 11/15/36	1,135	1,073,053
Eli Lilly & Co., 5.55%, 3/15/37 (a)	2,495	2,376,617
Schering-Plough Corp., 6.55%, 9/15/37	1,250	1,192,699
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36	1,475	1,328,221
Wyeth, 5.95%, 4/01/37 (a)	1,775	1,704,375

		7,674,965

Professional Services—0.0%
FTI Consulting, Inc., 7.75%, 10/01/16	125	129,688

Real Estate Investment Trusts (REITs)—0.3%
AvalonBay Communities, Inc., 6.625%, 9/15/11	1,000	1,012,618

Road & Rail—0.3%
Canadian National Railway Co., 6.375%, 10/15/11	1,000	1,054,686

Semiconductors & Semiconductor Equipment—0.1%
Amkor Technology, Inc.:
7.75%, 5/15/13	90	84,375
9.25%, 6/01/16	75	72,375
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	130	105,300
9.125%, 12/15/14 (i)	315	245,700

		507,750

Software—0.7%
BMS Holdings, Inc., 10.595%, 2/15/12 (b)(e)(i)	120	72,030
Oracle Corp., 5.75%, 4/15/18	2,300	2,306,557

		2,378,587

Specialty Retail—0.5%
AutoNation, Inc.:
4.791%, 4/15/13 (b)	160	132,000
7%, 4/15/14	170	147,050
General Nutrition Centers, Inc.:
7.584%, 3/15/14 (b)(i)	500	418,302
10.75%, 3/15/15	450	390,375
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12	362	181,000
Michaels Stores, Inc.:
10%, 11/01/14	435	326,250
11.375%, 11/01/16	150	96,000

		1,690,977

Textiles, Apparel & Luxury Goods—0.1%
Quiksilver, Inc., 6.875%, 4/15/15	250	200,625

Wireless Telecommunication Services—1.3%
Cricket Communications, Inc., 9.375%, 11/01/14	105	104,081
Digicel Group Ltd., 8.875%, 1/15/15 (e)	270	253,476
MetroPCS Wireless, Inc., 9.25%, 11/01/14	80	79,300
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (e)	935	899,937
Rogers Communications, Inc., 7.50%, 8/15/38	1,175	1,206,553
Sprint Capital Corp.:
6.875%, 11/15/28	930	790,500
8.75%, 3/15/32	350	340,375
Vodafone Group Plc, 7.75%, 2/15/10	1,000	1,046,266

		4,720,488

Total Corporate Bonds—54.9%		195,573,362

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)			Value

American Express Issuance Trust Series 2008-2 Class A, 4.02%, 1/18/11		$2,655		$2,660,005
Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class A1, 2.774%, 11/25/34 (b)		1,103		809,610
Bank of America Credit Card Trust Series 2008-A9 Class A9, 4.07%, 7/16/12		2,555		2,563,026
Capital Auto Receivables Asset Trust Series 2006-1 Class A3, 5.03%, 10/15/09		582		582,790
Chase Issuance Trust Series 2006-A3 Class A3, 2.457%, 7/15/11 (b)		2,650		2,634,254
Chase Issuance Trust Series 2007-A17 Class A, 5.12%, 10/15/14		2,600		2,593,220
Chase Issuance Trust Series 2008-A9 Class A9, 4.26%, 5/15/13		2,605		2,579,098
Chase Manhattan Auto Owner Trust Series 2005-B Class A4, 4.88%, 6/15/12		2,733		2,748,917
Citibank Credit Card Issuance Trust Series 2006-A2 Class A2, 4.85%, 2/10/11		3,125		3,143,251
Citibank Omni Master Trust Series 2007-A9A Class A9, 3.571%, 12/23/13 (b)		2,795		2,795,655
Daimler Chrysler Auto Trust Series 2006-A Class A3, 5%, 5/08/10		979		984,635
Ford Credit Auto Owner Trust Series 2006-A Class A3, 5.05%, 3/15/10		871		872,862
Harley-Davidson Motorcycle Trust Series 2005-2 Class A2, 4.07%, 2/15/12		1,690		1,692,358
Home Equity Asset Trust Series 2007-2 Class 2A1, 2.582%, 7/25/37 (b)		912		835,814
JPMorgan Mortgage Acquisition Corp. Series 2007-CH5 Class A3, 2.582%, 6/25/37 (b)		3,730		3,200,228
MBNA Credit Card Master Note Trust (e):
Series 2006-A1 Class A1, 4.90%, 7/15/11		3,075		3,094,573
Series 2006-A4 Class A4, 2.457%, 9/15/11 (b)		4,050		4,029,295
Morgan Stanley ABS Capital I Series 2006-HE5 Class A2A, 2.542%, 8/25/36 (b)		275		272,590
SLM Student Loan Trust Series 2008-5 (b):
Class A2, 3.90%, 10/25/16		3,300		3,303,960
Class A3, 4.10%, 1/25/18		840		857,648
Class A4, 4.50%, 7/25/23		2,250		2,316,645
Small Business Administration Participation Certificates Series 1996-20K Class 1, 6.95%, 11/01/16		603		619,129
Sterling Bank Trust Series 2004-2 Class Note, 2.081%, 3/30/30 (j)		7,844		294,135
Sterling Coofs Trust Series 1, 2.362%, 4/15/29 (j)		9,834		795,891
USAA Auto Owner Trust Series 2006-1 Class A3, 5.01%, 9/15/10 (e)		923		928,069
Wachovia Auto Owner Trust Series 2006-A Class A4, 5.38%, 3/20/13		2,275		2,173,853

Total Asset-Backed Securities—13.8%				49,381,511

Foreign Government Obligations

Bundesrepublik Deutschland Series 07, 4.25%, 7/04/39	EUR	1,340		1,861,834
France Government Bond, 3.15%, 7/25/32		603		1,046,168

Total Foreign Government Obligations—0.8%				2,908,002

U.S. Government Agency Mortgage-Backed Securities	Par (000)			Value

Fannie Mae Guaranteed Pass-Through Certificates:
5.00%, 7/1/35		$12,188		$11,756,856
5.50%, 12/01/13 - 9/15/38 (c)(k)		53,767		53,277,712
6.00%, 3/01/16 - 9/15/38 (k)		6,505		6,579,568
7.00%, 2/01/24 - 8/01/36		77		80,612
Freddie Mac Mortgage Participation Certificates (b):
5.025%, 1/01/35		921		910,615
6.148%, 1/01/35		280		280,313
Ginnie Mae MBS Certificates
8.00%, 4/15/24 - 6/15/25		95		103,727

Total U.S. Government Agency Mortgage-Backed Securities—20.5%				72,989,403

U.S. Government Agency Mortgage-Backed Securities—Collateralized Mortgage Obligations

Fannie Mae Trust Series:
G-7 Class S, 116.20%, 3/25/21 (b)		—	(l)	2,497
G-10 Class S, 0.575%, 5/25/21 (j)		412		7,487
G-12 Class S, 0.608%, 5/25/21 (j)		343		6,829
G-17 Class S, 0.58%, 6/25/21 (j)		206		3,400
G-33 Class PV, 1.078%, 10/25/21 (j)		269		7,118
G-46 Class H, 1.043%, 12/25/09 (j)		734		3,384
G-49 Class S, 774.80%, 12/25/21 (b)		—	(l)	1,433
G92-5 Class H, 9%, 1/25/22 (j)		66		14,223
7 Class 2, 8.50%, 4/01/17 (j)		4		936
89 Class 2, 8%, 10/01/18 (j)		8		1,739
94 Class 2, 9.50%, 8/01/21 (j)		2		494
203 Class 1, 0%, 2/01/23 (m)		17		13,784
228 Class 1, 0%, 6/01/23 (m)		12		10,274
378 Class 19, 5%, 6/01/35 (j)		4,035		1,034,971
1990-123 Class M, 1.01%, 10/25/20 (j)		17		410
1990-136 Class S, 0.015%, 11/25/20 (j)		10,456		12,291
1991-38 Class N, 1.009%, 4/25/21 (j)		13		88
1991-46 Class S, 1.403%, 5/25/21 (j)		76		2,828
1991-87 Class S, 20.058%, 8/25/21 (b)		44		52,336
1991-99 Class L, 0.93%, 8/25/21 (j)		94		1,998
1991-139 Class PT, 0.648%, 10/25/21 (j)		175		3,297
1991-167 Class D, 0%, 10/25/17 (m)		13		12,759
1993-51 Class E, 0%, 2/25/23 (m)		56		45,229
1993-70 Class A, 0%, 5/25/23 (m)		10		7,933
1994-23 Class PS, 10.697%, 4/25/23 (b)		529		539,384
1997-50 Class SI, 1.20%, 4/25/23 (j)		292		11,147
2004-90 Class JH, 1.828%, 11/25/34 (j)		20,628		1,912,141
2005-5 Class PK, 5%, 12/25/34		2,390		2,409,244
Freddie Mac Multiclass Certificates Series:
19 Class R, 9.757%, 3/15/20 (j)(n)		7		1,135
75 Class R, 9.50%, 1/15/21 (n)		—	(l)	2
75 Class RS, 18.554%, 1/15/21 (n)		—	(l)	2
173 Class R, 0%, 11/15/21 (j)(n)		10		9
173 Class RS, 9.126%, 11/15/21 (n)		—	(l)	10
176 Class M, 1.01%, 7/15/21 (j)		21		476
192 Class U, 1.009%, 2/15/22 (j)		2		54
200 Class R, 98.523%, 12/15/22 (j)(n)		1		11
1043 Class H, 0.022%, 2/15/21 (j)		5,720		8,197
1054 Class I, 0.435%, 3/15/21 (j)		59		697
1056 Class KD, 1.085%, 3/15/21 (j)		50		1,248
1057 Class J, 1.008%, 3/15/21 (j)		62		1,439
1148 Class E, 0.593%, 10/15/21 (j)		171		3,079
1179 Class O, 1.009%, 11/15/21 (j)		23		120
1254 Class Z, 8.50%, 4/15/22 (j)		127		143
1611 Class JC, 10%, 8/15/23 (b)		269		276,333
1739 Class B, 0%, 2/15/24 (m)		66		58,939
1831 Class PG, 6.50%, 3/15/11 (j)		127		7,079
2611 Class QI, 5.50%, 9/15/32 (j)		5,108		890,595
2684 Class SP, 4.986%, 1/15/33 (j)		410		66,626
3174 Class PZ, 5%, 1/15/36		7,487		6,476,061
3208 Class PS, 4.586%, 8/15/36 (j)		1,983		229,855
3316 Class SB, 4.729%, 8/15/35 (j)		362		48,497

Total U.S. Government Agency Mortgage-Backed Securities— Collateralized Mortgage Obligations—4.0%				14,190,261

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	35

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations—7.1%
American Home Mortgage Assets Series 2006-6 Class A1A, 2.662%, 12/25/46 (b)	$371		$225,712
Citigroup Mortgage Loan Trust, Inc. Series 2005-4 Class A, 5.343%, 8/25/35 (b)(e)	4,785		4,206,328
Collateralized Mortgage Obligation Trust Series 40 Class R, 0.58%, 4/01/18 (j)(n)	129		129
Collateralized Mortgage Obligation Trust Series 42 Class R, 6%, 10/01/14 (j)(n)	19		1,226
Countrywide Alternative Loan Trust Series 2005-64CB Class 1A15, 5.50%, 12/25/35	1,700		1,180,954
Countrywide Alternative Loan Trust Series 2006-01A0 Class 1A1, 4.039%, 8/25/46 (b)	387		243,947
Countrywide Alternative Loan Trust Series 2006-0A21 Class A1, 2.661%, 3/20/47 (b)	1,055		655,990
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-0A5 Class 2A1, 2.672%, 4/25/46 (b)	443		268,866
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2003-3 Class 2A1, 5.50%, 10/25/33	1,300		1,076,968
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-0A1 Class A1, 2.672%, 2/25/47 (b)	535		339,415
GSMPS Mortgage Loan Trust Series 1998-5 Class IO, 0.97%, 6/19/27 (j)	3,398		63,878
GSR Mortgage Loan Trust Series 2005-AR4 Class 6A1, 5.25%, 7/25/35 (b)	4,878		4,454,542
GSR Mortgage Loan Trust Series 2006-0A1 Class 2A1, 2.662%, 8/25/46 (b)	1,128		778,491
Harborview Mortgage Loan Trust Series 2005-8 Class 1A2A, 2.796%, 9/19/35 (b)	121		78,263
Harborview Mortgage Loan Trust Series 2006-9 Class 2A1A, 2.676%, 11/19/36 (b)	751		458,098
Homebanc Mortgage Trust Series 2006-2 Class A1, 2.652%, 12/25/36 (b)	1,120		744,114
Maryland Insurance Backed Securities Trust Series 2006-1A, 5.55%, 12/10/65	2,500		1,750,000
Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.823%, 5/25/36 (b)(o)	1,075		698,933
Residential Funding Securities LLC Series 2003-RM2 Class AI5, 8.50%, 5/25/33	6,470		6,790,740
Salomon Brothers Mortgage Securities VII, Inc. Series 2000-1 Class IO, 0.492%, 3/25/22 (j)	965		26
Summit Mortgage Trust Series 2000-1 Class B1, 6.647%, 12/28/12 (b)(n)	—	(l)	369
WaMu Mortgage Pass-Through Certificates Series 2007-0A4 Class 1A, 3.849%, 5/25/47 (b)	501		300,467
WaMu Mortgage Pass-Through Certificates Series 2007-0A5 Class 1A, 3.829%, 6/25/47 (b)	882		599,110
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR4 Class 2A4, 5.772%, 4/25/36 (b)	300		249,189

			25,165,755

Commercial Mortgage-Backed Securities—11.8%
Bear Stearns Commercial Mortgage Securities Series 2005-PWR7 Class A2, 4.945%, 2/11/41	2,320		2,269,084
CS First Boston Mortgage Securities Corp. Series 2002-CP5 Class A2, 4.94%, 12/15/35	2,970		2,886,420
Citigroup Commercial Mortgage Trust Series 2008-C7 Class A4, 6.299%, 12/10/49 (b)	2,020		1,891,922
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD5 Class A4, 5.886%, 11/15/44 (b)	3,075		2,810,025
Commercial Mortgage Loan Trust Series 2008-LS1 Class A4B, 6.221%, 12/10/49 (b)	1,515		1,410,757
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A3, 5.09%, 7/10/37 (b)	990		980,238

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
DLJ Commercial Mortgage Corp. Series 2000-CKP1 Class A1B, 7.18%, 11/10/33	$2,289		$2,358,390
First Union National Bank Commercial Mortgage Series 2000-C2 Class A2, 7.202%, 10/15/32	2,014		2,075,075
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class D, 6.778%, 11/18/35	2,630		2,709,689
GE Capital Commercial Mortgage Corp. Series 2002-1A Class A3, 6.269%, 12/10/35	2,310		2,346,744
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3 Class A2, 4.93%, 7/10/39	2,580		2,502,313
Series 2004-C3 Class A4, 4.547%, 12/10/41	2,475		2,380,863
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1 Class A3, 5.857%, 10/12/35	1,990		2,000,055
Series 2004-CBX Class A4, 4.529%, 1/12/37	2,380		2,313,069
Series 2006-LDP9 Class A3, 5.336%, 5/15/47	1,065		961,785
LB-UBS Commercial Mortgage Trust Series 2004-C4 Class A3, 5.44%, 6/15/29 (b)	2,530		2,505,377
Morgan Stanley Capital I:
Series 1997-HF1 Class X, 3.438%, 7/15/29 (j)	20		2
Series 2005-HQ6 Class A4A, 4.989%, 8/13/42	1,520		1,418,282
Series 2007-IQ16 Class A4, 5.809%, 12/12/49	680		617,793
Series 2007-T27 Class A4, 5.803%, 6/13/42 (b)(e)	1,105		1,003,289
Series 2008-T29 Class A4, 6.458%, 1/11/43 (b)	1,520		1,435,435
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C21 Class A3, 5.384%, 10/15/44	940		936,303
Series 2006-C25 Class A4, 5.926%, 5/15/43	1,305		1,227,714
Series 2007-C33 Class A4, 6.10%, 2/15/51	1,105		1,021,829

			42,062,453

Total Non-U.S. Government Agency Mortgage-Backed Securities—18.9%			67,228,208

U.S. Government Obligations

Federal Housing Administration, General Motors Acceptance Corp. Projects:
Series 37, 7.43%, 5/01/22	110		111,289
Series 44, 7.43%, 8/01/22	73		74,642
Federal Housing Administration:
Merrill Projects, Series 29, 7.43%, 10/01/20 (o)	48		49,010
Merrill Projects, Series 42, 7.43%, 9/25/22 (o)	47		48,453
Reilly Project, Series B-11, 7.40%, 4/01/21	1,647		1,680,464
Westmore Project, 7.25%, 4/01/21	1,625		1,657,563
Overseas Private Investment Corp.:
4.09%, 5/29/12	371		388,303
4.30%, 5/29/12 (b)	933		1,014,465
4.64%, 5/29/12	786		870,186
4.68%, 5/29/12	444		469,371
4.87%, 5/29/12	3,379		3,775,286
Resolution Funding Corp., 0%, 4/15/30	6,055		2,153,800
U.S. Treasury Bonds, 6.125%, 11/15/27	1,385		1,682,667
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28 (a)	5,965		5,832,361
U.S. Treasury Notes:
4%, 8/15/18 (a)	19,695		19,995,034
5%, 5/15/37	545		595,540
4.375%, 2/15/38 (a)	8,110		8,052,346
4.50%, 5/15/38 (a)	3,000		3,034,686

Total U.S. Government Obligations—14.4%			51,485,466

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Preferred Securities

Capital Trusts	Par (000)		Value

Capital Markets—0.6%
UBS Preferred Funding Trust I, 8.622% (a)(b)(d)	$2,000		$1,925,870

Commercial Banks—1.7%
Barclays Bank Plc. 7.434% (a)(b)(d)(e)	2,175		1,921,765
Credit Agricole SA, 6.637% (b)(d)(e)	330		263,289
RBS Capital Trust IV, 3.496% (b)(d)	525		386,309
Royal Bank of Scotland Group Plc. Series MTN, 7.64% (a)(b)(d)	2,600		2,196,363
Wachovia Corp. Series K, 7.98% (a)(b)(d)	1,650		1,239,629

			6,007,355

Diversified Financial Services—2.2%
Bank of America Corp. (b)(d):
Series K, 8% (a)	1,400		1,247,658
Series M, 8.125%	1,125		1,015,628
Citigroup, Inc. 8.30%, 12/21/77	1,500		1,354,014
JPMorgan Chase & Co., 7.90% (b)(d)	1,600		1,453,600
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	3,265		2,787,053

			7,857,953

Insurance—1.4%
The Allstate Corp., 6.50%, 5/15/57 (a)(b)	2,150		1,754,744
American International Group, Inc., 8.175% 5/15/58 (b)(e)	1,390		1,073,611
Lincoln National Corp., 6.05%, 4/20/67 (b)	750		588,101
Progressive Corp., 6.70%, 6/15/37 (b)	665		544,842
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)	750		638,734
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (b)(e)	575		495,347

			5,095,379

Total Capital Trusts—5.9%			20,886,557

Preferred Stocks	Shares

Diversified Financial Services—0.1%
Citigroup, Inc. Series AA, 8.125%	26,000		516,880

Total Preferred Stocks—0.1%			516,880

Total Preferred Securities—6.0%			21,403,437

Other Interests (p)	Beneficial Interest

Health Care Providers & Services—0.0%
Critical Care Systems International, Inc. (n)	1,895		637

Total Other Interests—0.0%			637

Total Long-Term investments (Cost—$495,200,996)—133.3%			475,160,287

Short-Term Securities	Par (000)

U.S. Government & Agency Obligations—1.2%
Federal Home Loan Bank, 2.60%, 9/02/08 (q)	$4,300		4,300,000

Total Short-Term Securities (Cost—$4,300,000)—1.2%			4,300,000

Options Purchased	Contracts	(r)

Call Swaptions Purchased
Receive a fixed rate of 5.12% and pay a floating rate based on 3-month LIBOR, expiring November 2010	14		507,150
Receive a fixed rate of 5.39% and pay a floating rate based on 3-month LIBOR, expiring March 2012	7		454,323
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, expiring May 2012	12		801,492
Receive a fixed rate of 6.025% and pay a floating rate based on 3-month LIBOR, expiring June 2012	8		747,045

			2,510,010

Options Purchased (concluded)	Contracts	(r)	Value

Put Swaptions Purchased
Pay a fixed rate of 5.12% and receive a floating rate based on 3-month LIBOR, expiring November 2010	14		$293,426
Pay a fixed rate of 5.39% and receive a floating rate based on 3-month LIBOR, expiring March 2012	7		300,877
Pay a fixed rate of 5.47% and receive a floating rate based on3-month LIBOR, expiring May 2012	12		486,908
Pay a fixed rate of 6.025% and receive a floating rate based on 3-month LIBOR, expiring June 2012	8		220,828

			1,302,039

Total Options Purchased (Cost—$2,945,378)—1.1%			3,812,049

Total Investments Before TBA Sale Commitments and Options Written (Cost—$502,446,374*)—135.6%			483,272,336

TBA Sale Commitments	Par (000)

Fannie Mae Guaranteed Pass-Through Certificates, 5.5%, 12/01/13—9/15/38	$(2,400)		(2,423,023)
Fannie Mae Guaranteed Pass-Through Certificates, 5%,7/01/35	(10,800)		(10,392,732)

Total TBA Sale Commitments (Proceeds—$12,573,559)—(3.6)%			(12,815,755)

Options Written	Contracts

Call Option Written
30-Year U.S. Treasury Bonds expiring November 2008 at $118	100		(181,250)

Call Swaptions Written (r)
Pay a fixed rate of 4.94% and receive floating rate based on 3-month LIBOR, expiring December 2008	14		(524,986)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month LIBOR, expiring November 2008	4		(178,772)
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month LIBOR, expiring May 2011	15		(741,375)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, expiring May 2011	6		(317,627)
Pay a fixed rate of 5.0825% and receive a floating rate based on 3-month LIBOR, expiring July, 2010	2		(126,870)
Pay a fixed rate of 5.325% and receive a floating rate based on 3-month LIBOR, expiring July 2013	9		(333,859)
Pay a fixed rated of 4.58% and received a floating rate based on 3-month LIBOR, expiring May 2009	9		(227,199)
Pay a fixed rated of 5.485% and receive a floating rate based on expiring 3-month LIBOR, expiring October 2009	5		(363,591)
Pay a fixed rated of 5.67% and receive a floating rate based on 3-month LIBOR, expiring January 2010	12		(969,519)

			(3,783,798)

Put Swaptions Written (r)
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring October 2008	20		(131,020)
Receive a fixed rate of 4.58% and pay a floating rate based on 3-month LIBOR, expiring May 2009	9		(296,902)
Receive a fixed rate of 4.94% and pay a floating rate based on 3-month LIBOR, expiring December 2008	14		(131,320)
Receive a fixed rate of 5.01% and pay a floating rate based on 3-month LIBOR, expiring November 2008	4		(21,243)
Receive a fixed rate of 5.05% and pay a floating rate based on 3-month LIBOR, expiring May 2011	15		(702,945)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, expiring May 2011	6		(287,015)
Receive a fixed rate of 5.0825% and pay a floating rate based on 3-month LIBOR, expiring July, 2010	2		(94,723)
Receive a fixed rate of 5.325% and pay a floating rate based on 3-month LIBOR, expiring July 2013	9		(256,846)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	37

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

	Options Written (concluded)	Contracts	(r)	Value

	Put Swaptions Written (concluded)
	Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009	5		$(80,809)
	Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring January 2010	12		(176,365)

				(2,179,188)

	Total Options Written (Premiums Received—$6,457,698)—(1.7)%			(6,144,236)

	Total Investments, Net of TBA Sale Commitments and Options Written—130.3%			464,312,345
	Liabilities in Excess of Other Assets—(30.3)%			107,796,490)

	Net Assets—100.0%			$356,455,622

*	The cost and unrealized appreciation (depreciation) of investments, as of August 31, 2008, as computed for federal income tax purposes, were as follows:

	Aggregate cost			$502,566,975

	Gross unrealized appreciation			$5,441,311
	Gross unrealized depreciation			(24,735,950)

	Net unrealized depreciation			$(19,294,639)

(a)	All or a portion of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts or swaps.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Represents a step bond.
(g)	The issuer filed for bankruptcy or is in default of interest payments.
(h)	Non-income producing security.
(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(j)	Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(k)	Represents or includes a to-be-announced transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(l)	Amount is less than $1,000.
(m)	Represents the principal-only portion of a mortgage-backed security.
(n)	Security is fair valued.
(o)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income

Federal Housing Administration, Merrill Projects:
Series 29, 7.43%, 10/01/20	—	$2,204	$(93)	$55,852
Series 42, 7.43%, 9/24/22	—	$1,422	$(65)	$54,855
Merrill Lynch Mortgage Investors, Inc.
Series 2006-A3 Class 3A1, 5.823%, 5/25/36	$742,027	—	—	$1,044

(p)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(q)	Rate shown is the yield to maturity as of the date of purchase.
(r)	One contract represents a notional amount of $1,000,000.
•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry subclassifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of August 31, 2008 were as follows:

Currency Purchased	Currency Sold		Settlement Date	Unrealized Appreciation

EUR 191,000	USD	279,305	10/23/08	$71
USD1,119,018	EUR	715,000	10/23/08	73,186
USD3,756,435	EUR	2,395,000	10/23/08	253,264
USD1,117,740	EUR	706,500	10/23/08	84,341
USD1,192,872	EUR	756,500	10/23/08	86,338

Total				$497,200

•	Financial future contracts sold as of August 31, 2008 were as follows:

	Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

	644	5-Year U.S. Treasury Bond	December 2008	$71,809,943	$(277,807)
	248	2-Year U.S. Treasury Bond	December 2008	$52,604,061	(41,689)
	1,659	5-Year U.S. Treasury Bond	September 2008	$184,111,667	(2,448,067)
	161	2-Year U.S. Treasury Bond	September 2008	$33,814,537	(468,401)

	Total				$(3,235,964)

•	Financial futures contracts purchased as of August 31, 2008 were as follows:

	Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

	108	30-Year U.S. Treasury Bond	December 2008	$12,703,825	$(34,075)
	1,006	30-Year U.S. Treasury Bond	September 2008	$115,126,596	3,770,029
	172	10-Year U.S. Treasury Bond	September 2008	$20,053,650	16,600

	Total				$3,752,554

•	Reverse repurchase agreements outstanding as of August 31, 2008 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Lehman Brothers International	3.0%	4/17/08	Open	$3,252,716	$3,216,000
Lehman Brothers International	3.0%	4/17/08	Open	3,920,599	3,876,344
Lehman Brothers International	3.0%	4/17/08	Open	1,957,849	1,935,750
Lehman Brothers International	3.0%	4/17/08	Open	3,565,092	3,524,850
Lehman Brothers International	3.0%	4/17/08	Open	1,798,223	1,777,925
Lehman Brothers International	3.0%	4/17/08	Open	7,340,900	7,258,037
Lehman Brothers International	3.0%	4/17/08	Open	3,476,302	3,437,062
Lehman Brothers International	3.0%	4/17/08	Open	1,670,063	1,651,212
Lehman Brothers International	3.0%	4/17/08	Open	2,334,223	2,307,875
Lehman Brothers International	2.77355%	4/17/08	Open	2,903,777	2,871,000
Lehman Brothers International	3.0%	4/17/08	Open	2,294,398	2,268,500
Lehman Brothers International	3.0%	4/17/08	Open	2,102,735	2,079,000
Lehman Brothers International	3.0%	4/17/08	Open	1,971,946	1,949,688
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,789,510	1,787,187
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,265,643	1,264,000
Credit Suisse Securities LLC	2.6%	8/14/08	Open	2,391,855	2,388,750
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,279,161	1,277,500
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,422,847	1,421,000
Credit Suisse Securities LLC	2.6%	8/14/08	Open	2,985,125	2,981,250
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,695,326	1,693,125
Credit Suisse Securities LLC	2.6%	8/14/08	Open	3,898,811	3,893,750
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,945,025	1,942,500
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,641,594	1,639,463
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,209,383	1,207,813
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,881,943	1,879,500
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,276,282	1,274,625
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,162,509	1,161,000
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,990,083	1,987,500
Credit Suisse Securities LLC	2.6%	8/14/08	Open	1,650,674	1,648,531
Lehman Brothers Inc.	2.15%	8/15/08	Open	7,891,855	7,883,381
Lehman Brothers Inc.	2.22%	8/15/08	Open	3,029,609	3,026,250
Lehman Brothers Inc.	2.22%	8/15/08	Open	2,252,497	2,250,000
Lehman Brothers Inc.	2.0%	8/7/08	Open	7,888,216	7,876,838
Lehman Brothers Inc.	2.03%	8/26/08	Open	5,503,421	5,501,250
Lehman Brothers Inc.	2.0%	8/28/08	Open	6,602,967	6,601,500

Total				$101,243,159	$100,739,956

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Swaps outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires August 2009	USD	44,500	$801,209
Receive a fixed rate of 4.7709% and pay a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires August 2009	USD	30,700	519,120
Receive a fixed rate of 4.62377% and pay a floating rate based on 3-month LIBOR Broker, Credit Suisse First Boston International Expires September 2009	USD	50,000	831,516
Receive a fixed rate of 5% and pay a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires November 2010	USD	5,000	167,822
Pay a fixed rate of 4.922% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires March 2011	USD	14,800	(500,711)
Receive a fixed rate of 5.496% and pay a floating rate based on 3-month LIBOR Broker, Bank of America Expires July 2011	USD	27,900	1,433,931
Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires November 2011	USD	3,100	116,474
Receive a fixed rate of 5.025% and pay a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires November 2011	USD	3,200	126,805
Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires December 2011	USD	10,000	359,538
Pay a fixed rate of 5.0016% and receive a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires January 2012	USD	12,000	(472,081)
Pay a fixed rate of 5.58875% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires July 2012	USD	46,800	(2,912,289)
Receive a fixed rate of 5.07625% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires August 2012	USD	91,000	4,016,186
Receive a fixed rate of 5.10531% and pay a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires August 2012	USD	21,600	976,119
Receive a fixed rate of 5.0565% and pay a floating rate based on 3-month LIBOR Broker, Bank of America Expires August 2012	USD	54,600	2,370,784

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 4.9034% and pay a floating rate based on 3-month LIBOR Broker, Barclays London Expires September 2012	USD	35,000	$1,329,405
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires November 2012	USD	11,700	182,393
Pay a fixed rate of 4.2424% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires December 2012	USD	50,000	(620,491)
Pay a fixed rate of 3.48375% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires March 2013	USD	5,900	115,724
Receive a fixed rate of 3.66375% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires April 2013	USD	7,500	(99,947)
Receive a fixed rate of 5.29375% and pay a floating rate based on 6-month LIBOR Broker, Deutsche Bank AG London Expires April 2013	GBP	2,100	(14,650)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month British Pound Sterling LIBOR Broker, Deutsche Bank AG London Expires April 2013	GBP	2,100	(26,506)
Receive a fixed rate of 3.78% and pay a floating rate based on 3-month LIBOR Broker, Bank of America Expires May 2013	USD	13,200	(118,309)
Receive a fixed rate of 4.2825% and pay a floating rate based on 3-month LIBOR Broker, Credit Suisse First Boston International Expires July 2013	USD	84,800	1,009,802
Receive a fixed rate of 4.2125% and pay a floating rate based on 3-month LIBOR Broker, Morgan Stanley Capital Services Expires August 2013	USD	13,500	111,759
Pay a fixed rate of 4.51% and receive a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires October 2014	USD	13,800	(245,406)
Pay a fixed rate of 4.39919% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires October 2014	USD	27,500	(320,606)
Receive a fixed rate of 5.005% and pay a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires October 2014	USD	10,500	467,761
Pay a fixed rate of 4.5% and receive a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires May 2015	USD	3,000	(45,634)
Receive a fixed rate of 4.3715% and pay a floating rate based on 3-month Lehman Brothers Muni Swap Index Broker, UBS Warburg Expires June 2015	USD	5,200	38,474

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	39

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 4.67% and pay a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires September 2015	USD	8,000	$194,605
Receive a fixed rate of 5.723% and pay a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires July 2016	USD	5,200	476,940
Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires March 2017	USD	5,000	(239,530)
Pay a fixed rate of 5.85% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires June 2017	USD	1,000	(104,511)
Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires July 2017	USD	7,200	(644,766)
Pay a fixed rate of 5.155% and receive a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires September 2017	USD	12,000	(640,493)
Pay a fixed rate of 5.307% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires October 2017	USD	6,000	(391,463)
Pay a fixed rate of 5.3075% and receive a floating rate based on 3-month LIBOR Broker, Barclays London Expires October 2017	USD	15,300	(998,528)
Pay a fixed rate of 5.115% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires March 2018	USD	7,300	(367,731)
Receive a fixed rate of 4.7058% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires July 2018	USD	8,900	152,515
Pay a fixed rate of 4.52165% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires July 2018	USD	12,700	(29,339)

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires August 2022	USD	9,405	$721,452
Pay a fixed rate of 5.365% and receive a floating rate based on 3-month LIBOR Broker, Bank of America Expires September 2027	USD	8,900	(661,377)
Pay a fixed rate of 5.0605% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires November 2037	USD	6,900	(251,782)
Pay a fixed rate of 5.06276% and receive a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires December 2037	USD	1,400	(51,253)
Pay a fixed rate of 5.0639% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires December 2037	USD	1,400	(51,496)
Pay a fixed rate of 4.785% and receive a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires January 2038	USD	2,100	15,157
Pay a fixed rate of 4.601% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires January 2038	USD	5,000	181,362
Pay a fixed rate of 4.8375% and receive a floating rate based on the 3-month LIBOR Broker, Morgan Stanley Capital Services Expires January 2038	USD	6,100	(6,561)
Receive a fixed rate of 5.29750% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires February 2038	USD	700	51,866
Receive a fixed rate of 5.1575% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires June 2038	USD	6,000	310,922

Total			$7,264,181

•	Currency Abbreviations:

EUR	Euro
GBP	British Pound
USD	U.S. Dollar

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments August 31, 2008	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2 Class M2, 2.912%, 3/25/35 (a)	$5,890		$3,534,000
GSAA Home Equity Trust Series 2005-1 Class AF2, 4.316%, 11/25/34 (a)	3,587		3,365,810
Securitized Asset Backed Receivables LLC Trust Series 2005-OP2 Class M1, 2.902%, 10/25/35 (a)	1,875		1,179,682
Small Business Administration Participation Certificates:
Series 1996-20E Class 1, 7.60%, 5/01/16	464		479,292
Series 1996-20F Class 1, 7.55%, 6/01/16	554		571,827
Series 1996-20G Class 1, 7.70%, 7/01/16	401		415,517
Series 1996-20H Class 1, 7.25%, 8/01/16	651		670,715
Series 1996-20K Class 1, 6.95%, 11/01/16	1,142		1,172,275
Series 1997-20C Class 1, 7.15%, 3/01/17	528		543,584
Sterling Bank Trust Series 2004-2 Class Note, 2.081%, 3/30/30 (b)	8,025		300,921
Sterling Coofs Trust Series 1, 2.362%, 4/15/29 (b)	12,237		990,442

Total Asset-Backed Securities—3.0%			13,224,065

Corporate Bonds

Diversified Financial Services—0.4%
Structured Asset Repackaged Trust, 3.761%, 1/21/10	1,703		1,650,459

U.S. Government Agency Mortgage-Backed Securities

Fannie Mae Guaranteed Pass-Through Certificates:
5.00%, 4/01/19 - 9/15/38 (c)(d)	52,811		50,964,075
5.50%, 6/01/21 - 9/15/38 (c)(d)	151,631		150,214,027
5.97%, 8/01/16	3,125		3,250,888
6.00%, 10/01/36 - 7/01/37 (c)(d)	21,288		21,516,787
6.50%, 7/01/36 - 9/15/38	28,106		28,918,888
7.50%, 2/01/22	—	(e)	196
8.00%, 10/01/09 - 5/01/22	12		12,835
9.50%, 1/01/19 - 9/01/19	4		4,027
Freddie Mac Mortgage Participation Certificates:
4.991%, 10/01/34 (a)	790		792,352
5.50%, 12/01/21 - 3/01/22 (d)	7,545		7,616,047
5.983%, 1/01/35 (a)(d)	219		217,920
6.01%, 11/01/17	25		24,988
6.50%, 9/15/38 (c)	100		102,719
8.00%, 11/01/15	3		3,537
9.00%, 9/01/20 (d)	106		116,024
Ginnie Mae MBS Certificates:
5.50%, 9/15/38 (c)	6,000		5,988,750
6.50%, 9/15/38 (c)	10,800		11,124,000
7.00%, 10/15/17	33		34,983
7.50%, 8/15/21 - 12/15/23	364		391,950
8.00%, 10/15/22 - 2/15/29	167		182,373
9.00%, 6/15/18 - 9/15/21	13		14,026

Total U.S. Government Agency Mortgage-Backed Securities—63.4%			281,491,392

U.S. Government Agency Mortgage-Backed Securities— Collateralized Mortgage Obligations	Par (000)		Value

Fannie Mae Trust:
Series 7 Class 2, 8.50%, 4/01/17 (b)	$9		$2,010
Series 89 Class 2, 8%, 10/01/18 (b)	18		3,734
Series 94 Class 2, 9.50%, 8/01/21 (b)	5		1,062
Series 203 Class 1, 0%, 2/01/23 (f)	36		29,084
Series 228 Class 1, 0%, 6/01/23 (f)	27		21,932
Series 273 Class 1, 0%, 8/01/26 (f)	199		160,364
Series 328 Class 1, 0%, 12/01/32 (f)	3,918		2,889,880
Series 338 Class 1, 0%, 7/01/33 (f)	3,272		2,372,474
Series 1990-123 Class M, 1.01%, 10/25/20 (b)	36		880
Series 1990-136 Class S, 0.015%, 11/25/20 (a)(b)	22,449		26,390
Series 1991-7 Class J, 0%, 2/25/21 (f)	37		31,412
Series 1991-38 Class F, 8.325%, 4/25/21 (a)	36		36,446
Series 1991-38 Class N, 1.009%, 4/25/21 (b)	27		190
Series 1991-38 Class SA, 10.186%, 4/25/21 (a)	37		37,134
Series 1991-46 Class S, 1.403%, 5/25/21 (b)	163		6,071
Series 1991-87 Class S, 20.058%, 8/25/21 (a)	96		114,354
Series 1991-99 Class L, 0.93%, 8/25/21 (b)	202		4,290
Series 1991-139 Class PT, 0.648%, 10/25/21 (b)	377		7,080
Series 1991-167 Class D, 0%, 10/25/17 (f)	28		27,392
Series 1993-51 Class E, 0%, 2/25/23 (f)	120		97,107
Series 1993-70 Class A, 0%, 5/25/23 (f)	21		16,667
Series 1993-170 Class SC, 9%, 9/25/08 (a)	3		2,544
Series 1993-196 Class SC, 8.863%, 10/25/08 (a)	15		14,555
Series 1993-199 Class SB, 2.625%, 10/25/23 (b)	1,913		171,531
Series 1993-214 Class SH, 11.842%, 12/25/08 (a)	21		21,272
Series 1993-247 Class SN, 10%, 12/25/23 (a)	770		890,228
Series 1993-249 Class B, 0%, 11/25/23 (f)	1,717		1,316,229
Series 1994-33 Class SG, 3.225%, 3/25/09 (b)	195		2,691
Series 1996-68 Class SC, 2.257%, 1/25/24 (b)	1,504		95,930
Series 1997-50 Class SI, 1.20%, 4/25/23 (b)	584		22,295
Series 1997-90 Class M, 6%, 1/25/28 (b)	11,547		2,854,025
Series 1999-W4 Class IO, 6.50%, 12/25/28 (b)	550		130,338
Series 1999-W4 Class PO, 0%, 2/25/29 (f)	299		227,600
Series 2002-13 Class PR, 0%, 3/25/32 (f)	773		535,478
Series 2003-9 Class BI, 5.50%, 10/25/22 (b)	3,262		418,065
Series 2003-32 Class VT, 6%, 9/25/15	6,529		6,707,451
Series 2003-51 Class IE, 5.50%, 4/25/26 (b)	576		1,739
Series 2003-55 Class GI, 5%, 7/25/19 (b)	4,060		326,946
Series 2003-66 Class CI, 5%, 7/25/33 (b)	5,223		1,257,636
Series 2003-88 Class TI, 4.50%, 11/25/13 (b)	1,835		25,335
Series 2003-122 Class IC, 5%, 9/25/18 (b)	3,741		235,217
Series 2003-135 Class PB, 6%, 1/25/34	12,264		12,118,967
Series 2004-13 Class IG, 5%, 10/25/22 (b)	1,883		26,865
Series 2004-28 Class PB, 6%, 8/25/28	2,745		2,782,456
Series 2004-29 Class HC, 7.50%, 7/25/30	1,922		2,025,910
Series 2004-31 Class ZG, 7.50%, 5/25/34	2,534		2,996,870
Series 2004-90 Class JH, 1.828%, 11/25/34 (b)	25,646		2,377,257
Series 2005-43 Class IC, 6%, 3/25/34 (b)	705		138,187
Series 2005-55 Class SB, 1.278%, 7/25/35 (b)	11,017		787,420
Series 2005-68 Class PC, 5.50%, 7/25/35	2,240		2,286,086
Series 2005-73 Class DS, 11.123%, 8/25/35 (a)	5,092		5,015,317
Series 2005-73 Class ST, 1.258%, 8/25/35 (b)	11,711		751,761
Series 2006-2 Class KP, 0%, 2/25/35 (a)	1,221		987,221
Series 2006-8 Class WL, 3.874%, 3/25/36 (b)	5,860		539,529
Series 2006-36 Class SP, 1.828%, 5/25/36 (b)	43,486		3,764,494
Series 2006-38 Class Z, 5%, 5/25/36	905		873,827
Series 2006-101 Class SA, 3.204%, 10/25/36 (b)	32,276		2,437,215
Series 3006-8 Class HN, 4.858%, 3/25/36 (b)	3,856		359,399
Series G-7 Class S, 116.20%, 3/25/21 (a)	—	(e)	5,361
Series G-10 Class S, 0.575%, 5/25/21 (b)	884		16,075
Series G-12 Class S, 0.608%, 5/25/21 (b)	736		14,662
Series G-17 Class S, 0.58%, 6/25/21 (b)	443		7,299
Series G-33 Class PV, 1.078%, 10/25/21 (b)	577		15,281
Series G-49 Class S, 778.05%, 12/25/21 (a)	—	(e)	3,077

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	41

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

U.S. Government Agency Mortgage-Backed Securities— Collateralized Mortgage Obligations	Par (000)		Value

Fannie Mae Trust—(concluded)
Series G-50 Class G, 1.159%, 12/25/21 (b)	$358		$5,550
Series G92-5 Class H, 9%, 1/25/22 (b)	169		36,573
Series G92-12 Class C, 1.017%, 2/25/22 (b)	440		11,577
Series G92-59 Class S, 5.023%, 10/25/22 (b)	3,208		545,153
Series G92-60 Class SB, 1.60%, 10/25/22 (b)	484		20,584
Series G93-2 Class KB, 0%, 1/25/23 (f)	265		212,973
Freddie Mac Multiclass Certificates:
Series 19 Class F, 8.50%, 3/15/20	154		161,884
Series 19 Class R, 9.757%, 3/15/20 (b)(g)	15		2,438
Series 40 Class K, 6.50%, 8/17/24	640		666,874
Series 60 Class HS, 1.125%, 4/25/24 (b)	456		1,804
Series 75 Class R, 9.50%, 1/15/21 (g)	—	(e)	4
Series 75 Class RS, 18.477%, 1/15/21 (g)	—	(e)	4
Series 173 Class R, 0%, 11/15/21 (b)(g)	23		23
Series 173 Class RS, 9.142%, 11/15/21(g)	—	(e)	22
Series 176 Class M, 1.01%, 7/15/21 (b)	45		1,023
Series 192 Class U, 1.009%, 2/15/22 (b)	5		116
Series 200 Class R, 98.523%, 12/15/22 (b)(g)	2		24
Series 204 Class IO, 6%, 5/01/29 (b)	1,508		375,694
Series 1043 Class H, 0.022%, 2/15/21 (b)	12,282		17,600
Series 1054 Class I, 0.435%, 3/15/21 (b)	127		1,495
Series 1056 Class KD, 1.085%, 3/15/21 (b)	107		2,679
Series 1057 Class J, 1.008%, 3/15/21 (b)	132		3,090
Series 1148 Class E, 0.593%, 10/15/21 (b)	368		6,611
Series 1160 Class F, 29.678%, 10/15/21 (a)	29		39,881
Series 1179 Class O, 1.009%, 11/15/21 (b)	50		258
Series 1418 Class M, 0%, 11/15/22 (f)	132		105,737
Series 1571 Class G, 0%, 8/15/23 (f)	577		431,452
Series 1598 Class J, 6.50%, 10/15/08	107		107,131
Series 1616 Class SB, 8.50%, 11/15/08 (a)(d)	14		13,764
Series 1691 Class B, 0%, 3/15/24 (f)	1,786		1,463,313
Series 1706 Class IA, 7%, 10/15/23 (b)	71		1,142
Series 1720 Class PK, 7.50%, 1/15/24 (b)	37		2,050
Series 1739 Class B, 0%, 2/15/24 (f)	148		132,081
Series 1914 Class PC, 0.75%, 12/15/11 (b)	1,856		14,441
Series 1961 Class H, 6.50%, 5/15/12	212		213,726
Series 2218 Class Z, 8.50%, 3/15/30	8,843		9,654,562
Series 2296 Class SA, 2.139%, 3/15/16 (b)	563		40,551
Series 2431 Class Z, 6.50%, 6/15/32	11,256		11,719,937
Series 2444 Class ST, 2.359%, 9/15/29 (b)	225		8,408
Series 2542 Class MX, 5.50%, 5/15/22 (b)	1,183		168,765
Series 2542 Class UC, 6%, 12/15/22	10,200		10,612,204
Series 2545 Class NI, 5.50%, 3/15/22 (b)	2,016		238,742
Series 2559 Class IO, 5%, 8/15/30 (b)	419		6,449
Series 2561 Class EW, 5%, 9/15/16 (b)	3,144		237,590
Series 2564 Class NC, 5%, 2/15/33	928		821,497
Series 2611 Class QI, 5.50%, 9/15/32 (b)	9,322		1,625,457
Series 2630 Class PI, 5%, 8/15/28 (b)	4,164		381,763
Series 2647 Class IV, 1.959%, 7/15/33 (b)	16,307		3,356,217
Series 2653 Class MI, 5%, 4/15/26 (b)	2,634		284,358
Series 2658 Class PI, 4.50%, 6/15/13 (b)	1,000		5,563
Series 2672 Class TQ, 5%, 3/15/23 (b)	1,240		13,166
Series 2687 Class IL, 5%, 9/15/18 (b)	3,633		208,624
Series 2693 Class IB, 4.50%, 6/15/13 (b)	774		3,596
Series 2694 Class LI, 4.50%, 7/15/19 (b)	1,926		146,151
Series 2758 Class KV, 5.50%, 5/15/23	11,059		11,052,178
Series 2765 Class UA, 4%, 3/15/11	1,570		1,562,333
Series 2769 Class SQ, 7.237%, 2/15/34 (a)	4,359		2,598,098
Series 2773 Class OX, 5%, 2/15/18 (b)	3,681		351,872
Series 2780 Class SM, 1.348%, 4/15/34 (b)	15,725		1,151,643
Series 2825 Class NI, 5.50%, 3/15/30 (b)	6,727		1,246,104
Series 2827 Class SR, 1.348%, 1/15/22 (b)	10,191		866,786
Series 2840 Class SK, 11.121%, 8/15/34 (a)	1,851		1,414,791
Series 2861 Class AX, 7.10%, 9/15/34 (a)	562		520,301

U.S. Government Agency Mortgage-Backed Securities— Collateralized Mortgage Obligations	Par (000)	Value

Freddie Mac Multiclass Certificates—(concluded)
Series 2865 Class SR, 1.908%, 10/15/33 (b)	$17,570	$2,751,349
Series 2865 Class SV, 2.753%, 10/15/33 (b)	11,899	2,968,863
Series 2927 Class BZ, 5.50%, 2/15/35	2,514	2,371,787
Series 2933 Class SL, 2.914%, 2/15/35 (b)	1,815	166,274
Series 2949 Class IO, 5.50%, 3/15/35 (b)	1,554	295,302
Series 2990 Class WR, 1.929%, 6/15/35 (b)	29,557	2,581,607
Series 3010 Class SC, 10.583%, 3/15/34 (a)	1,196	1,225,779
Series 3061 Class BD, 7.50%, 11/15/35	3,641	3,922,240
Series 3167 Class SX, 22.699%, 6/15/36 (a)	526	556,810
Series 3225 Class EY, 1.638%, 10/15/36 (b)	80,315	7,039,557
Series 3299 Class TI, 5%, 4/15/37 (b)	3,092	712,441
Series T-8 Class A10, 0%, 11/15/28 (f)	203	153,674
Series T-11 Class A9, 2.265%, 1/25/28 (a)	3,649	3,287,280
Ginnie Mae Trust:
Series 1996-5 Class Z, 7%, 5/16/26	900	948,859
Series 2001-33 Class PB, 6.50%, 7/20/31	1,488	1,542,017
Series 2003-58 Class IT, 5.50%, 7/20/33 (b)	1,602	206,518
Series 2003-89 Class SA, 0.84%, 10/16/33 (b)	14,517	894,838
Series 2004-18 Class VC, 5%, 3/16/15	6,619	6,674,170
Series 2004-39 Class ID, 5%, 5/20/33 (b)	1,500	374,383
Series 2004-89 Class PE, 6%, 10/20/34	3,638	3,709,290
Series 2005-18 Class SL, 1.203%, 2/20/35 (b)	14,045	976,875
Series 2005-47 Class SP, 0.853%, 8/20/32 (b)	17,127	866,090

Total U.S. Government Agency Mortgage-Backed Securities— Collateralized Mortgage Obligations—38.4%		170,596,074

Non-U.S. Government Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—22.6%
ABN AMRO Mortgage Corp. Series 2003-4 Class A2, 5.50%, 3/25/33 (b)	316	1,925
Banc of America Funding Corp. (b):
Series 2007-2 Class 1A19, 0%, 3/25/37	100,614	3,997,631
Series 2007-5 Class 4A3, 3.655%, 7/25/37	34,923	3,094,736
Banc of America Mortgage Securities Inc. Series 2003-3 Class 1AIO, 0.286%, 5/25/18 (b)	213,484	2,010,727
Bear Stearns Asset Backed Securities Series 2007-AC2 Class X, 0.25%, 3/25/37 (b)	24,127	236,100
Citi Mortgage Alternative Loan Trust Series 2007-A5 Class 1A7, 6%, 5/25/37 (b)	1,886	239,251
Citigroup Mortgage Loan Trust, Inc. Series 2005-12 Class 1A2, 1.615%, 8/25/35 (b)	22,950	1,012,910
Collateralized Mortgage Obligation Trust (b)(g):
Series 40 Class R, 0.58%, 4/01/18	277	277
Series 42 Class R, 6%, 10/01/14	41	2,632
Countrywide Alternative Loan Trust:
Series 2005-28CB Class 1A5, 5.50%, 8/25/35	3,503	3,060,854
Series 2005-56 Class 1A1, 3.202%, 11/25/35 (a)	4,889	3,198,491
Series 2005-72 Class A2, 2.832%, 1/25/36 (a)	4,136	1,737,087
Series 2005-79C Class A2, 0%, 1/25/36 (b)	130,075	5,697,131
Countrywide Home Loan Mortgage Pass-Through Trust (f):
Series 2003-26 Class PO, 0%, 8/25/33	4,778	3,185,154
Series 2003-J4 Class PO, 0%, 6/25/33	989	702,776
Series 2003-J5 Class PO, 0%, 7/25/33	1,291	872,098
Series 2003-J8 Class PO, 0%, 9/25/23	1,082	693,310
Deutsche Alt-A Securities Inc. Mortgage Series 2006-AR5 Class 22A, 5.50%, 10/25/21	1,867	1,623,764
Drexel Burnham Lambert CMO Trust (f):
Series K Class 1, 0%, 9/23/17	18	17,796
Series V Class 1, 0%, 9/01/18	200	159,958
First Boston Mortgage Securities Corp. Series C Class I-O, 10.965%, 4/25/17 (b)	65	15,749

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
First Horizon Alternative Mortgage Securities (b):
Series 2005-FA7 Class 1A7, 0%, 10/25/35	$68,014	$3,089,898
Series 2005-FA9 Class A2, 0%, 12/25/35	167,184	7,157,550
Series 2006-FA2 Class 1A4, 0.628%, 5/25/36	19,221	1,169,616
GSMPS Mortgage Loan Trust Series 1998-5 Class IO, 0.97%, 6/19/27 (b)	6,754	126,984
Homebanc Mortgage Trust Series 2005-4 Class A1, 2.742%, 10/25/35 (a)	4,657	3,832,763
Indymac Index Mortgage Loan Trust Series 2006-AR33 Class 4AX, 0.165%, 1/25/37 (b)	145,063	570,198
JPMorgan Mortgage Trust:
Series 2005-S1 Class 2A1, 8%, 1/25/35	5,936	5,433,137
Series 2006-A7 Class 2A2, 5.801%, 1/25/37 (a)	1,382	1,266,305
Kidder Peabody Acceptance Corp Series 1993-1 Class A6, 12.031%, 8/25/23 (a)	105	105,148
Kidder Peabody Mortgage Assets Trust Series B Class A2, 9.50%, 4/22/18 (b)	50	9,616
Luminent Mortgage Trust Series 2006-A1 Class 2A1, 2.642%, 12/25/36 (a)	4,767	2,907,548
MASTR Adjustable Rate Mortgages Trust Series 2004-3 Class 3AX, 0.977%, 4/25/34 (b)	20,871	211,029
MASTR Alternative Loans Trust:
Series 2003-7 Class 4A3, 8%, 11/25/18	1,350	1,439,092
Series 2003-9 Class 15X2, 6%, 1/25/19 (b)	1,192	252,659
MASTR Asset Securitization Trust Series 2004-3 Class 4A15, 0%, 3/25/34 (f)	314	110,755
Morgan Stanley Mortgage Loan Trust Series 2004-3 Class 1AX, 5%, 5/25/19 (b)	1,341	158,577
Painewebber CMO Trust Series 88M, 13.80%, 9/01/18	13	—
Residential Accredit Loans, Inc. (a):
Series 2005-QS16 Class A2, 0%, 11/25/35 (b)	131,328	4,897,652
Series 2006-Q03 Class A1, 2.682%, 4/25/46	2,991	1,893,139
Series 2006-Q04 Class 2A2, 2.712%, 4/25/46	3,240	1,296,122
Residential Asset Securitization Trust Series 2005-A15 Class 1A8, 0%, 2/25/36 (f)	983	452,294
Residential Funding Securities LLC Series 2003-RM2 Class AI5, 8.50%, 5/25/33	9,057	9,507,037
Sequoia Mortgage Trust Series 2005-2 Class XA, 0.998%, 3/20/35 (b)	49,570	604,757
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-11 Class A, 5.418%, 8/25/34 (a)	1,859	1,857,428
Series 2005-18 Class 7AX, 5.50%, 9/25/35 (b)	4,725	568,079
Series 2005-20 Class 3AX, 5.50%, 10/25/35 (b)	3,802	537,006
Series 2006-2 Class 4AX, 5.50%, 3/25/36 (b)	12,482	2,432,828
Series 2006-7 Class 3AS, 2.374%, 8/25/36 (b)	40,199	4,546,465
Structured Mortgage Asset Residential Trust Series 1993-3C Class CX, 0%, 4/25/24 (f)	11	5,767
Summit Mortgage Trust Series 2000-1 Class B1, 6.647%, 12/28/12 (a)(g)	4	3,923
Vendee Mortgage Trust Series 1999-2 Class 1IO, 0.052%, 5/15/29 (b)	77,958	192,963
WaMu Mortgage Pass-Through Certificates (a):
Series 2005-AR4 Class A3, 4.585%, 4/25/35	3,000	2,912,971
Series 2006-AR1 Class 2A1C, 4.598%, 1/25/46	7,004	3,151,890
Washington Mutual Alternative Mortgage Pass-Through Certificates:
Series 2005-8 Class 1A4, 1.215%, 10/25/35 (b)	8,654	274,932
Series 2005-9 Class CP, 0%, 11/25/35 (f)	918	555,147
Series 2007-1 Class 1A3, 2.842%, 2/25/37 (a)	7,488	5,290,007

		100,381,639

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities—1.4%
CS First Boston Mortgage Securities Corp. Series 1997-C1 Class AX, 1.672%, 6/20/29 (b)	$5,369	$230,609
Commercial Mortgage Acceptance Corp. Series 1997-ML1 Class IO, 0.705%, 12/15/30 (b)	12,238	404,491
Credit Suisse Mortgage Capital Certificates Series 2007-C2 Class A3, 5.542%, 1/15/49 (a)	2,420	2,171,110
First Union-Lehman Brothers Commercial Mortgage Series 1997-C2 Class D, 7.12%, 11/18/29	3,500	3,652,844
Morgan Stanley Capital I Series 1997-HF1 Class X, 3.438%, 7/15/29 (b)	68	8

		6,459,062

Total Non-U.S. Government Agency Mortgage-Backed Securities—24.0%		106,840,701

U.S. Government and Agency Obligations

Federal Housing Administration:
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	340	347,040
Merrill Projects, Series 54, 7.43%, 2/01/23 (h)	2	2,365
Reilly Project, Series 41, 8.28%, 3/01/20	724	738,887
USGI Projects, Series 87, 7.43%, 12/01/22	76	77,980
USGI Projects, Series 99, 7.43%, 6/01/21	5,234	5,338,872
USGI Projects, Series 99, 7.43%, 10/01/23	80	81,978
USGI Projects, Series 99, 7.43%, 10/01/23	237	242,207
Overseas Private Investment Corp.:
4.09%, 5/29/12	338	353,036
4.30%, 5/29/12 (a)	847	922,243
4.64%, 5/29/12	715	791,080
4.68%, 5/29/12	404	426,702
4.87%, 5/29/12	3,072	3,432,089
Resolution Funding Corp., 0%, 4/15/30 (f)	13,000	4,624,178
Small Business Administration Series 1, 1%, 4/01/15 (b)	4,368	43,681
U.S. Treasury Strips, 0%, 11/15/24 (d)(i)	40,000	19,235,920

Total U.S. Government and Agency Obligations—8.3%		36,658,258

Total Long-Term Securities (Cost—$577,763,665)—137.5%		610,460,949

Short-Term Securities

U.S. Government & Agency Obligations—0.2%
Federal Home Loan Bank, 2.60%, 9/02/08 (j)	800	800,000

Borrowed Bond Agreement—4.7%
Lehman Brothers Inc., 2.08% to 9/15/08	20,748	20,748,444

Total Short-Term Securities (Cost—$21,548,444)—4.9%		21,548,444

Options Purchased	Contracts (k)

Call Swaptions Purchased
Receive a fixed rate of 5.39% and pay a floating rate based on 3-month LIBOR, expiring March 2012	7	454,323
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, expiring May 2012	12	808,009
Receive a fixed rate of 5.78% and pay a floating rate based on 3-month LIBOR, expiring August 2010	2	228,043
Receive a fixed rate of 6.025% and pay a floating rate based on 3-month LIBOR, expiring June 2012	8	766,109

		2,256,484

Put Swaptions Purchased
Pay a fixed rate of 5.39% and receive a floating rate based on 3-month LIBOR, expiring March 2012	7	300,877

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	43

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Options Purchased (concluded)	Contracts (k)	Value

Put Swaptions Purchased (concluded)
Pay a fixed rate of 5.47% and receive a floating rate based 3-month LIBOR, expiring May 2012	12	$490,866
Pay a fixed rate of 5.78% and receive a floating rate based 3-month LIBOR, expiring August 2010	2	52,226
Pay a fixed rate of 6.025% and receive a floating rate based on 3-month LIBOR, expiring June 2012	8	226,463

		1,070,432

Total Options Purchased (Cost—$2,446,908)—0.7%		3,326,916

Total Investments before Borrowed Bond, TBA Sale Commitments and Options Written (Cost—$601,759,017*)—143.1%		635,336,309

Borrowed Bond	Par (000)

U.S. Treasury Note, 4.75% 5/31/12	$(19,505)	(20,823,109)

Total Borrowed Bond (Proceeds—$19,383,094)—(4.7)%		(20,823,109)

TBA Sale Commitments
Fannie Mae Guaranteed Pass-Through Certificates, 6.0%, 10/01/36 - 7/01/37	(14,300)	(14,454,955)
Ginnie Mae MBS Certificates, 5.50%, 9/15/38	(6,000)	(5,971,872)

Total TBA Sale Commitments (Proceeds—$20,284,422)—(4.6)%		(20,426,827)

Options Written	Contracts (k)

Call Swaptions Written
Pay a fixed rate of 4.7525% and receive a floating rate based on 3-month LIBOR, expiring May 2009	30	(943,020)
Pay a fixed rate of 5.325% and receive a floating rate based on 3-month LIBOR, expiring July 2013	11	(402,808)
Pay a fixed rated of 5.485% and receive a floating rate based on expiring 3-month LIBOR, expiring October 2009	5	(370,451)
Pay a fixed rated of 5.67% and receive a floating rate based on 3-month LIBOR, expiring January 2010	12	(969,519)

		(2,685,798)

Put Swaptions Written
Receive a fixed rate of 4.7525% and pay a floating rate based on 3-month LIBOR, expiring May 2009	30	(761,670)
Receive a fixed rate of 5.325% and pay a floating rate based on 3-month LIBOR, expiring July 2013	11	(309,890)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009	5	(82,334)
Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring January 2010	12	(176,365)

		(1,330,259)

Total Options Written (Premiums Received—$4,365,959)—(0.9)%		(4,016,057)

Total Investments net of Borrowed Bond, TBA Sale Commitments and Options Written—132.9%		590,070,316
Liabilities in Excess of Other Assets—(32.9%)		(146,016,406)

Net Assets—100.0%		$444,053,910

*	The cost and unrealized appreciation (depreciation) of investments, as of August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$601,894,653

Gross unrealized appreciation	$71,138,420
Gross unrealized depreciation	(37,696,764)

Net unrealized appreciation	$33,441,656

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents the interest-only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(c)	Represents or includes a to-be-announced transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(d)	All or a portion of security held as collateral in connection with financial futures contracts and/or swaps.
(e)	Amount is less than $1,000.
(f)	Represents the principal-only portion of a mortgage-backed security.
(g)	Security is fair valued.
(h)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income

Federal Housing Administration, Merrill Projects, Series 54, 7.43%, 2/01/23	—	$300	$(13)	$52,828

(i)	Separately Traded Registered Interest and Principal Securities.
(j)	Rate shown is the yield to maturity as of the date of purchase.
(k)	One contract represents a notional amount of $1,000,000.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Financial future contracts purchased as of August 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

183	5-Year Futures	September 2008	$20,560,739	$18,183
8	EuroDollar Futures	March 2010	$1,918,324	6,176
11	EuroDollar Futures	December 2010	$2,621,821	9,791
37	EuroDollar Futures	March 2011	$8,818,329	26,058
22	EuroDollar Futures	June 2011	$5,234,155	20,270

Total				$80,478

•	Interest rate floors outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)	Value	Unrealized Depreciation

Pay a fixed rate of 5.50% and receive a floating rate based on 3-month LIBOR Broker, UBS AG Expiring March 2010	$58,000	$(2,116,883)	$(1,246,884)
Pay a fixed rate of 4.80% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expiring March 2011	115,000	(3,567,070)	(2,294,403)
Pay a fixed rate of 4.95% and receive a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expiring March 2011	68,000	(1,775,616)	(1,048,016)
Pay a fixed rate of 5.50% and receive a floating rate based on 3-month LIBOR Broker, Citibank Expiring September 2011	33,000	(1,757,118)	(1,124,618)

Total		$(9,216,687)	$(5,713,921)

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Financial future contracts sold as of August 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciatiion)

408	30-Year U.S. Treasury Bond	September 2008	$46,316,356	$(1,904,144)
149	10-Year U.S. Treasury Bond	September 2008	$16,813,068	(573,369)
129	2-Year U.S. Treasury Bond	September 2008	$27,313,954	(154,983)
88	EuroDollar Futures	September 2008	$21,416,707	37,657
777	10-Year U.S. Treasury Bond	December 2008	$89,651,437	(92,063)
479	2-Year U.S. Treasury Bond	December 2008	$101,596,356	(86,363)
62	EuroDollar Futures	December 2008	$15,119,776	80,901
51	EuroDollar Futures	March 2009	$12,429,322	56,722
50	EuroDollar Futures	June 2009	$12,157,448	43,073
70	EuroDollar Futures	September 2009	$16,956,472	32,222
3	EuroDollar Futures	December 2009	$721,520	(1,705)
2	EuroDollar Futures	June 2010	$479,160	(940)
14	EuroDollar Futures	September 2010	$3,372,372	17,622

Total				$(2,545,370)

•	Swaps outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Receive a fixed rate of 5.38341% and pay a floating rate based on 3-month LIBOR Broker, Credit Suisse First Boston International Expires July 2009	$200,000	$4,106,005
Receive a fixed rate of 4.7775% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires August 2009	$18,800	321,713
Receive a fixed rate of 4.034% and pay a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires December 2009	$16,200	192,814
Receive a fixed rate of 4.1% and pay a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires December 2009	$12,600	160,638
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR Broker, Barclays London Expires December 2009	$5,600	67,763
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires January 2010	$29,300	(162,008)
Receive a fixed rate of 4.31996% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires September 2010	$12,000	222,234
Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires November 2011	$4,400	164,026
Receive a fixed rate of 5.025% and pay a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires November 2011	$3,000	117,993
Receive a fixed rate of 5.39256% and pay a floating rate based on 3-month LIBOR Broker, Credit Suisse First Boston Expires June 2012	$64,000	3,472,165

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 4.115% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires August 2013	$19,700	$(74,920)
Pay a fixed rate of 4.88911% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires August 2014	$19,000	(727,226)
Pay a fixed rate of 4.39919% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires October 2014	$12,500	(142,258)
Receive a fixed rate of 4.8834% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires March 2015	$25,000	924,374
Pay a fixed rate of 4.925% and receive a floating rate based on 3-month Lehman Brothers Municipal Swap Index Broker, Deutsche Bank AG London Expires March 2015	$16,000	(631,865)
Pay a fixed rate of 4.5% and receive a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires May 2015	$3,000	(44,791)
Receive a fixed rate of 4.442% and pay a floating rate based on 3-month LIBOR Broker, Morgan Stanley Capital Services Inc. Expires July 2015	$4,500	50,400
Receive a fixed rate of 5.94% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires December 2015	$2,800	288,169
Receive a fixed rate of 4.87% and pay a floating rate based on 3-month Lehman Brothers Muni Swap Index Broker, Goldman Sachs & Co. Expires January 2016	$5,500	195,971
Receive a fixed rate of 5.723% and pay a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires July 2016	$5,400	494,448
Receive a fixed rate of 5.295% and pay a floating rate based on 3-month LIBOR Broker, UBS Warburg Expires February 2017	$11,900	755,576
Receive a fixed rate of 5.25% and pay a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires April 2017	$800	48,085
Pay a fixed rate of 5.74% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires June 2017	$1,400	(135,054)
Pay a fixed rate of 5.5451% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires June 2017	$1,800	(147,942)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	45

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 5.85% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires June 2017	$1,000	$(104,527)
Receive a fixed rate of 5.505% and pay a floating rate based on 3-month LIBOR Broker, Bank of America Expires August 2017	$165,647	13,205,888
Pay a fixed rate of 4.54% and receive a floating rate based on 3-month LIBOR Broker, Morgan Stanley Capital Services Inc. Expires December 2017	$7,700	(50,944)
Pay a fixed rate of 4.4575% and receive a floating rate based on 3-month LIBOR Broker, Goldman Sachs & Co. Expires January 2018	$2,600	644
Pay a fixed rate of 5.115% and receive a floating rate based on 3-month LIBOR Broker, Lehman Brothers Special Finance Expires March 2018	$7,300	(364,520)

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 5.135% and receive a floating rate based on 3-month LIBOR Broker, Barclays London Expires April 2018	$5,700	$(44,320)
Pay a fixed rate of 5.88% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG London Expires June 2018	$63,930	(5,727,192)
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires August 2018	$3,800	(196,776)
Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR Broker, JPMorgan Chase Expires August 2022	$9,565	733,550

Total		$16,968,113

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments August 31, 2008	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Sterling Bank Trust Series 2004-2 Class Note, 2.081%, 3/30/30 (a)	USD	21,758	$815,916
Sterling Coofs Trust Series 1, 2.362%, 4/15/29 (a)		17,045	1,379,544

Total Asset-Backed Securities—0.4%			2,195,460

Corporate Bonds

Aerospace & Defense—0.6%
CHC Helicopter Corp., 7.375%, 5/01/14		1,715	1,783,600
DRS Technologies, Inc.:
6.875%, 11/01/13		330	334,125
7.625%, 2/01/18		310	326,275
Hexcel Corp., 6.75%, 2/01/15		650	630,500
TransDigm, Inc., 7.75%, 7/15/14		570	554,325

			3,628,825

Air Freight & Logistics—0.1%
Park-Ohio Industries, Inc., 8.375%, 11/15/14		905	746,625

Airlines—0.1%
American Airlines, Inc. Series 99-1, 7.324%, 4/15/11		520	473,200

Auto Components—0.3%
Allison Transmission, Inc. (b):
11%, 11/01/15		70	64,400
11.25%, 11/01/15 (c)		670	589,600
Lear Corp., 8.75%, 12/01/16		1,065	801,412
Metaldyne Corp., 10%, 11/01/13		1,000	270,000

			1,725,412

Automobiles—0.1%
Ford Capital BV, 9.50%, 6/01/10		500	416,250

Building Products—0.4%
CPG International I, Inc., 10.50%, 7/01/13		750	577,500
Momentive Performance Materials, Inc., 11.50%, 12/01/16		2,590	2,020,200

			2,597,700

Capital Markets—1.0%
E*Trade Financial Corp., 12.50%, 11/30/17 (b)		2,500	2,675,000
Marsico Parent Co., LLC, 10.625%, 1/15/16 (b)		2,651	2,226,840
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(c)		977	810,735
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(c)		659	546,616

			6,259,191

Chemicals—1.2%
American Pacific Corp., 9%, 2/01/15		1,100	1,067,000
Ames True Temper, Inc., 6.791%, 1/15/12 (d)		2,085	1,668,000
Huntsman LLC, 11.50%, 7/15/12		310	323,950
Ineos Group Holdings Plc, 7.875%, 2/15/16 (b)	EUR	1,490	1,344,331
Innophos, Inc., 8.875%, 8/15/14	USD	2,225	2,280,625
Key Plastics LLC, 11.75%, 3/15/13 (b)		980	343,000
Terra Capital, Inc. Series B, 7%, 2/01/17		115	111,837

			7,138,743

Commercial Services & Supplies—1.7%
Casella Waste Systems, Inc., 9.75%, 2/01/13		2,000	1,980,000
DI Finance Series B, 9.50%, 2/15/13		2,538	2,518,965
Sally Holdings LLC, 10.50%, 11/15/16 (e)		990	994,950
Waste Services, Inc., 9.50%, 4/15/14		2,065	2,085,650
West Corp., 11%, 10/15/16 (e)		3,595	2,813,088

			10,392,653

Communications Equipment—0.3%
Nortel Networks Ltd., 7.041%, 7/15/11 (d)		1,970	1,827,175

Containers & Packaging—0.9%
Berry Plastics Holding Corp.:
6.651%, 9/15/14 (d)		510	382,500
8.875%, 9/15/14		910	755,300
Crown Americas LLC, 7.75%, 11/15/15		885	907,125

Corporate Bonds		Par (000)	Value

Containers & Packaging (concluded)
Impress Holdings BV, 5.916%, 9/15/13 (b)(d)	USD	1,370	$1,233,000
Pregis Corp., 12.375%, 10/15/13		2,020	1,929,100

			5,207,025

Diversified Financial Services—1.4%
Ford Motor Credit Co., 7.375%, 2/01/11		2,800	2,253,675
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (d)		565	417,142
7.241%, 4/15/12 (d)		60	57,377
7.80%, 6/01/12		1,665	1,236,537
GMAC LLC, 6.875%, 8/28/12		2,735	1,604,474
Structured Asset Repackaged Trust, 3.761%, 1/21/10		3,068	2,972,703

			8,541,908

Diversified Telecommunication Services—3.1%
Cincinnati Bell, Inc., 7.25%, 7/15/13		1,420	1,364,975
Deutsche Telekom International Finance BV, 8%, 6/15/10 (e)		5,000	5,291,760
Qwest Communications International, Inc.:
6.304%, 2/15/09 (d)		1,364	1,360,590
7.50%, 2/15/14		3,595	3,271,450
Qwest Corp., 6.026%, 6/15/13 (d)(e)		3,000	2,775,000
Wind Acquisition Finance SA, 10.75%, 12/01/15 (b)		1,500	1,537,500
Windstream Corp.:
8.125%, 8/01/13		2,340	2,316,600
8.625%, 8/01/16		1,060	1,049,400

			18,967,275

Electric Utilities—0.6%
Edison Mission Energy, 7.50%, 6/15/13		590	591,475
Elwood Energy LLC, 8.159%, 7/05/26		149	140,163
Midwest Generation LLC Series B, 8.56%, 1/02/16		2,676	2,762,490

			3,494,128

Electrical Equipment—0.6%
Superior Essex Communications LLC, 9%, 4/15/12		3,765	3,934,425

Electronic Equipment & Instruments—0.4%
Sanmina-SCI Corp.:
6.75%, 3/01/13		315	284,287
8.125%, 3/01/16 (e)		2,560	2,310,400

			2,594,687

Energy Equipment & Services—0.2%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		255	253,725
7.75%, 5/15/17		420	417,900
Grant Prideco, Inc. Series B, 6.125%, 8/15/15		380	369,335
North American Energy Partners, Inc., 8.75%, 12/01/11		270	268,650

			1,309,610

Food & Staples Retailing—0.4%
Rite Aid Corp., 7.50%, 3/01/17		2,940	2,440,200

Gas Utilities—0.2%
El Paso Natural Gas Co., 8.375%, 6/15/32		400	442,400
Targa Resources, Inc., 8.50%, 11/01/13		725	688,750

			1,131,150

Health Care Equipment & Supplies—1.3%
Biomet, Inc.:
10%, 10/15/17		500	540,000
10.375%, 10/15/17 (c)		500	527,500
11.625%, 10/15/17		670	704,337
DJO Finance LLC, 10.875%, 11/15/14		6,420	6,436,050

			8,207,887

Health Care Providers & Services—0.7%
Tenet Healthcare Corp., 6.50%, 6/01/12		1,985	1,920,487
Viant Holdings, Inc., 10.125%, 7/15/17 (b)		2,948	2,491,060

			4,411,547

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	47

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Hotels, Restaurants & Leisure—2.1%
American Real Estate Partners LP:
8.125%, 6/01/12	USD	5,860	$5,457,125
7.125%, 2/15/13		1,480	1,293,150
Greektown Holdings, LLC, 10.75%, 12/01/13 (b)(f)(g)		1,344	1,014,720
Harrah’s Operating Co., Inc. (b):
10.75%, 2/01/16		5,695	3,829,887
10.75%, 2/01/18 (c)		1,790	1,057,268
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (f)(g)		375	120,000
Wynn Las Vegas LLC, 6.625%, 12/01/14		100	91,125

			12,863,275

Household Durables—0.0%
Berkline/BenchCraft, LLC, 4.50%, 11/03/12 (c)(f)(g)(h)		200	—

IT Services—1.0%
First Data Corp., 9.875%, 9/24/15 (b)		270	232,875
iPayment, Inc., 9.75%, 5/15/14		950	795,625
iPayment Investors LP, 12.75%, 7/15/14 (b)(c)		4,205	4,176,115
SunGard Data Systems, Inc., 9.125%, 8/15/13		790	801,850

			6,006,465

Independent Power Producers & Energy Traders—0.7%
The AES Corp., 8.75%, 5/15/13 (b)		2,803	2,901,105
NRG Energy, Inc.:
7.25%, 2/01/14		210	207,112
7.375%, 2/01/16		1,185	1,170,187

			4,278,404

Industrial Conglomerates—1.1%
Sequa Corp. (b):
11.75%, 12/01/15		3,210	2,824,800
13.50%, 12/01/15 (c)		4,972	4,050,671

			6,875,471

Machinery—0.9%
AGY Holding Corp., 11%, 11/15/14		1,700	1,581,000
Accuride Corp., 8.50%, 2/01/15		850	548,250
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (b)		3,125	2,281,250
Synventive Molding Solutions Sub-Series A, 14%, 1/14/11		650	292,491
Terex Corp., 8%, 11/15/17		1,085	1,071,438

			5,774,429

Marine—0.1%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		676	645,580

Media—6.7%
Affinion Group, Inc., 10.125%, 10/15/13		2,825	2,782,625
CMP Susquehanna Corp., 9.875%, 5/15/14		2,425	1,515,625
Cablevision Systems Corp. Series B, 7.133%, 4/01/09 (d)		800	804,000
Charter Communications Holdings I, LLC, 11%, 10/01/15		340	260,950
Charter Communications Holdings II, LLC, 10.25%, 9/15/10		3,420	3,278,875
Comcast Cable Communications LLC, 6.875%, 6/15/09 (e)		6,685	6,846,730
Dex Media West LLC, 9.875%, 8/15/13		1,510	1,162,700
DirecTV Holdings LLC, 8.375%, 3/15/13		500	517,500
EchoStar DBS Corp.:
5.75%, 10/01/08		2,800	2,800,000
7%, 10/01/13		200	190,000
7.125%, 2/01/16		200	184,000
Network Communications, Inc., 10.75%, 12/01/13		1,520	1,092,500
Nielsen Finance LLC, 10%, 8/01/14		3,825	3,872,812
ProtoStar I Ltd., 12.50%, 10/15/12 (b)(d)(i)		3,345	3,244,435
R.H. Donnelley Corp., 11.75%, 5/15/15 (b)		2,442	1,794,870
Rainbow National Services LLC (b):
8.75%, 9/01/12		925	943,500
10.375%, 9/01/14		3,134	3,333,792
Salem Communications Corp., 7.75%, 12/15/10		2,000	1,680,000
Sinclair Broadcast Group, Inc. Class A, 4.875%, 7/15/18 (i)(j)		460	421,475
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		4,500	3,847,500
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (b)		1,575	913,500

			41,487,389

Corporate Bonds		Par (000)	Value

Metals & Mining—1.2%
AK Steel Corp., 7.75%, 6/15/12	USD	2,200	$2,249,500
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (d)		1,495	1,498,947
8.375%, 4/01/17 (e)		3,495	3,704,700

			7,453,147

Multiline Retail—0.8%
JC Penney Corp. Inc., 8%, 3/01/10 (e)		4,400	4,536,985
Neiman Marcus Group, Inc., 9%, 10/15/15 (c)		73	70,992

			4,607,977

Oil, Gas & Consumable Fuels—2.1%
Berry Petroleum Co., 8.25%, 11/01/16		550	525,250
Chaparral Energy, Inc., 8.50%, 12/01/15		1,210	1,052,700
Chesapeake Energy Corp., 6.375%, 6/15/15		650	604,500
Compton Petroleum Finance Corp., 7.625%, 12/01/13		700	657,125
EXCO Resources, Inc., 7.25%, 1/15/11		495	490,050
Encore Acquisition Co., 6%, 7/15/15		250	218,125
OPTI Canada, Inc., 8.25%, 12/15/14		1,990	1,987,512
Overseas Shipholding Group, Inc., 8.75%, 12/01/13		1,650	1,716,000
Sabine Pass LNG LP, 7.50%, 11/30/16		1,515	1,325,625
SandRidge Energy, Inc. (b):
6.416%, 4/01/14 (d)		1,500	1,406,731
8.625%, 4/01/15 (c)		1,500	1,451,250
Whiting Petroleum Corp.:
7.25%, 5/01/12		160	154,400
7.25%, 5/01/13		1,390	1,334,400

			12,923,668

Paper & Forest Products—0.5%
Bowater, Inc., 5.776%, 3/15/10 (d)		670	549,400
Domtar Corp.:
7.875%, 10/15/11		140	143,850
7.125%, 8/15/15		300	289,500
NewPage Corp.:
9.051%, 5/01/12 (d)		1,500	1,406,250
10%, 5/01/12		665	645,050
12%, 5/01/13		200	187,000

			3,221,050

Professional Services—0.1%
FTI Consulting, Inc., 7.75%, 10/01/16		350	363,125

Real Estate Investment Trusts (REITs)—0.2%
Rouse Co. LP, 5.375%, 11/26/13		2,000	1,523,422

Semiconductors & Semiconductor Equipment—0.6%
Amkor Technology, Inc.:
7.75%, 5/15/13		2,063	1,934,062
9.25%, 6/01/16		310	299,150
Freescale Semiconductor, Inc.:
8.875%, 12/15/14		560	453,600
9.125%, 12/15/14 (c)		1,305	1,017,900

			3,704,712

Software—0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (b)(c)(d)		516	309,442

Specialty Retail—2.5%
AutoNation, Inc.:
4.791%, 4/15/13 (d)		690	569,250
7%, 4/15/14		690	596,850
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (c)(d)		2,250	1,882,229
10.75%, 3/15/15		1,880	1,630,900
Group 1 Automotive, Inc., 8.25%, 8/15/13		5,000	4,550,000
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12		1,475	737,500
Michaels Stores, Inc. (e):
10%, 11/01/14		1,895	1,421,250
11.375%, 11/01/16		1,565	1,001,600
Sonic Automotive, Inc. Series B, 8.625%, 8/15/13		3,500	2,695,000

			15,084,579

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Textiles, Apparel & Luxury Goods—0.1%
Quiksilver, Inc., 6.875%, 4/15/15	USD	575	$461,437

Tobacco—0.2%
Reynolds American, Inc., 7.625%, 6/01/16		1,000	1,036,980

Wireless Telecommunication Services—1.2%
Cricket Communications, Inc., 9.375%, 11/01/14		270	267,637
Digicel Group Ltd. (b):
8.875%, 1/15/15		1,120	1,051,456
9.125%, 1/15/15 (c)		2,466	2,229,551
MetroPCS Wireless, Inc., 9.25%, 11/01/14		360	356,850
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (b)		3,850	3,705,625

			7,611,119

Total Corporate Bonds—37.6%			231,677,287

Foreign Government Obligations

Colombia Government International Bond, 9.75%, 4/23/09 (e)	5,000	5,200,000
Peru Government International Bond, 8.375%, 5/03/16	4,871	5,714,657
Turkey Government International Bond, 7%, 9/26/16	5,093	5,213,959

Total Foreign Government Obligations—2.6%		16,128,616

U.S. Government Agency Mortgage-Backed Securities

Fannie Mae Guaranteed Pass-Through Certificates:
5.00%, 9/15/23 (k)	121,000	119,865,625
5.50%, 12/01/28—11/01/33 (e)(l)	7,721	7,669,437

Total U.S. Government Agency Mortgage-Backed Securities—20.7%		127,535,062

Floating Rate Loan Interests

Aerospace & Defense—1.2%
Avio Holding SpA:
Term Loan B, 4.594%, 9/25/14	1,000	902,143
Term Loan C, 5.219%, 9/25/15	1,000	902,143
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit, 2.70%, 3/26/14	267	248,549
Term Loan, 4.801%, 3/26/14	4,569	4,254,328
IAP Worldwide Services, Inc. First Lien Term Loan, 8.25%, 12/30/12	586	455,807
Wesco Aircraft Hardware Corp. First Lien Term Loan, 5.06%, 9/29/13	486	466,192

		7,229,162

Airlines—0.3%
US Airways Group, Inc. Term Loan, 4.963%, 3/24/14	2,970	2,034,450

Auto Components—0.9%
Allison Transmission, Inc. Term Loan, 5.22%—5.56%, 8/07/14	4,064	3,644,625
Dayco Products LLC (Mark IV, Inc.) Replacement B Term Loan, 7.14%—7.68%, 6/21/11	864	598,359
Delphi Corp. Second Lien:
Subsequent Tranche C Term Loan, 8.5%, 12/31/08	79	64,979
Term Loan, 8.50%, 1/11/16	771	638,041
Metaldyne Co. LLC:
Initial Tranche B Term Loan, 6.50%, 4/09/12	667	373,060
Letter of Credit Deposit Funded Tranche, 2.35%—6.56%, 1/11/14	98	54,862
Rallyparts LLC (Motorsport Aftermarket) Group Tranche B Term Loan, 5.301%, 11/30/13	493	310,275

		5,684,201

Floating Rate Loan Interests		Par (000)	Value

Beverages—0.3%
Culligan International Co. Second Lien Term Loan, 9.229%—9.615%, 4/24/13	EUR	1,500	$1,100,288
Le-Nature’s, Inc. Term Loan B, 10.25%, 9/01/11 (f)(g)	USD	1,000	570,000

			1,670,288

Biotechnology—0.2%
Talecris Biotherapeutics, Holdings Corp. First Lien Term Loan, 5.97%—6.31%, 12/06/13		995	962,614

Building Products—1.5%
Armstrong World Industries Tranche B Term Loan, 4.221%, 10/02/13		195	189,657
Building Materials Corp. of America Term Loan Advance, 5.438%—5.563%, 2/22/14		2,888	2,477,436
Custom Building Products Second Lien Term Loan, 7.801%, 4/20/12		1,500	1,170,000
Financiere (Lafarge Roofing) SA:
Term Loan B1, 6.856%, 6/14/15	EUR	725	610,930
Term Loan B2, 6.856%, 6/14/15		296	249,534
Term Loan B4, 4.594%, 6/14/15	USD	278	158,218
Term Loan C1, 7.106%, 3/14/16	EUR	673	567,038
Term Loan C2, 7.106%, 3/14/16	USD	346	291,693
Term Loan C4, 4.838%, 3/14/16		285	162,023
Momentive Performance Materials, Inc.:
Tranche B-1, 4.75%, 12/04/13	USD	967	890,911
Tranche B-2, 6.73%, 12/14/13	EUR	1,000	1,285,503
United Subcontractors Inc. Tranche B Term Loan,
7.79%—8.14%, 12/27/12	USD	1,811	1,014,458

			9,067,401

Capital Markets—0.1%
Marsico Parent Co., LLC Term Loan, 5.50%—6.813%, 12/16/14		498	425,363

Chemicals—4.0%
Brenntag Holdings:
Term Loan Facility B6 A, 6.793%, 3/01/12	EUR	282	382,763
Term Loan Facility B6 B, 6.793%, 3/01/12		218	296,331
Cognis Deutschland:
Facility A (German), 6.961%, 9/16/13		803	1,070,180
Facility B (French), 6.961%, 9/16/13		197	262,085
Edwards (Cayman Islands II) Ltd. First Lien Term Loan, 4.81%, 5/31/14		495	429,413
Electricinvest Holding Co. Ltd., Junior 8.735%—9.625%, 12/19/12	GBP	1,793	2,616,541
Flint Group Term Loan B, 4.88%, 12/31/14	USD	2,000	1,613,334
Huish Detergents, Inc. Term Loan Tranche B, 4.81%, 4/26/14		1,250	1,132,291
ISP Chemco LLC Term Loan, 4%—4.313%, 6/04/14		1,485	1,369,913
Ineos U.S. Finance Group Plc Term Loan Facility:
A4, 4.721%—4.885%, 12/16/12		1,016	883,526
B2, 4.885%, 12/16/13		1,715	1,449,175
C2, 5.385%, 12/23/14		1,715	1,449,175
Invista Canada Co. Term Loan:
B1, 4.301%, 4/29/11		1,274	1,213,114
B2, 4.301%, 4/29/11		675	643,041
Lucite International Finance Plc, 13.96%, 7/14/13 (c)	EUR	1,105	923,795
PQ Corp.:
First Lien Term Loan, 5.92%—6.05%, 7/30/14	USD	4,000	3,742,500
Second Lien Term Loan, 9.30%, 7/30/14		3,250	2,811,250
Rockwood Specialties Group, Inc. Tranche E Term Loan, 4.299%, 7/30/12		965	924,677
Solutia, Inc. Term Loan, 8.50%, 2/28/14		1,750	1,686,017

			24,899,121

Commercial Services & Supplies—1.7%
ARAMARK Corp.:
Letter of Credit, 2.44%, 1/26/14		185	174,918
Term Loan B, 4.676%, 1/26/14		2,907	2,753,329

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	49

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Commercial Services & Supplies (concluded)
Brickman Group Holdings, Inc. Term Loan Tranche B, 4.801%, 1/23/14	USD	1,234	$1,104,766
EnviroSolutions Term Loan, 11.50%—12.25%, 7/07/12		501	457,982
Kion Group GmbH:
Term Loan B, 4.469%, 12/28/14		250	216,298
Term Loan C, 4.969%, 12/28/15		250	216,298
Language Line Services Term Loan B1, 6.06%, 6/11/11		729	685,510
Sirva Second Lien Facility Loan, 12%, 5/15/15		229	186,326
Synagro Technologies, Inc. Term Loan, 4.81%, 4/02/14		2,743	2,317,897
West Corp. Term Loan B2, 4.844%—5.171%, 10/24/13		2,955	2,592,634

			10,705,958

Communications Equipment—1.4%
Alltel Corp. Initial Tranche:
Term Loan B2, 5.064%, 5/16/15		1,744	1,723,239
Term Loan B3, 4.966%, 5/18/15		5,219	5,199,435
SafeNet, Inc. Term Loan B, 5.788%, 4/11/14		1,980	1,702,800

			8,625,474

Computers & Peripherals—0.6%
Intergraph Corp.:
Initial Term Loan, First Lien, 4.809%, 5/29/14		1,431	1,359,292
Second Lien Term Loan, 8.809%, 11/29/14		750	720,000
Dealer Computer Services (Reynolds and Reynolds) Term Loan, 4.801%, 10/26/12		1,889	1,747,366

			3,826,658

Construction & Engineering—0.2%
Brand Energy & Infrastructure Services, Inc.:
First Lien Term Loan B, 5.063%, 2/07/14		993	908,422
Second Lien Term Loan, 8.813%, 2/07/15		500	460,000

			1,368,422

Containers & Packaging—1.2%
Atlantis Plastics Second Lien Term Loan, 12%, 3/22/12 (f)(g)		250	43,750
Consolidated Container Co. LLC Second Lien Term Loan, 7.969%—8.31%, 9/28/14		350	171,500
Graham Packaging Co. LP New Term Loan E, 4.938%—5.063%, 10/07/11		2,095	1,990,289
Graphic Packaging International Corp. Incremental Term Loan, 5.535%—5.884%, 5/16/14		2,363	2,278,939
Mivisa Envases SAU:
Term Loan B1	EUR	826	1,054,549
Term Loan B2		174	221,785
Smurfit-Stone Container Enterprises, Inc. Deposit Account, 4.913%, 11/01/10	USD	568	548,645
Solo Cup Co. Term B1 Loan, 5.97%—6.31%, 2/27/11		1,198	1,163,086

			7,472,543

Distributors—0.2%
Keystone Automotive Operations, Inc. Term Loan, 5.966%—5.972%, 1/12/12		1,434	1,003,542

Diversified Consumer Services—0.7%
Coinmach Corp. Term Loan, 5.48%—5.81%, 11/20/14		4,738	4,353,125

Diversified Financial Services—0.7%
J.G. Wentworth LLC:
First Lien Term Loan, 5.051%, 4/04/14		4,400	3,388,000
Professional Services First Lien Term Loan, 5.22%, 10/31/12		752	676,849

			4,064,849

Diversified Telecommunication Services—1.5%
BCM Ireland Holdings (Eircom):
Term Loan B, 6.606%, 9/30/14	EUR	2,000	2,695,948
Term Loan C, 6.856%, 9/30/15		2,000	2,696,752
Country Road Communications Second Lien Term Loan, 10.42%, 7/15/13	USD	500	485,000

Floating Rate Loan Interests		Par (000)	Value

Diversified Telecommunication Services (concluded)
Hawaiian Telcom Communications, Inc. Term Loan C, 5.301%, 6/01/14	USD	648	$514,238
Time Warner Telecom Holdings, Inc. Term Loan B, 4.47%, 1/07/13		2,023	1,935,167
Wind Telecomunicazion SpA Term Loan A1, 6.235%—6.89%, 5/25/10	EUR	653	895,390

			9,222,495

Electric Utilities—0.1%
TPF Generation Holdings LLC:
First Lien Letter of Credit, 2.10%, 12/15/13	USD	151	144,634
First Lien Term Loan, 4.801%, 12/15/13		743	713,827
Revolving Credit, 4.801%, 12/15/13		47	45,340

			903,801

Electrical Equipment—0.4%
Electrical Components International Holdings Second Lien Term Loan, 10.50%, 4/28/14		500	225,000
Generac Acquisition Corp., Inc. First Lien Term Loan, 5.288%, 11/09/13		1,479	1,142,571
Sensus Metering Systems, Inc.:
New Term Loan B-1, 4.47%—4.812%, 12/17/10		1,057	1,024,826
New Term Loan B-2, 4.47%, 12/17/10		27	26,411

			2,418,808

Electronic Equipment & Instruments—0.9%
Flextronics International Ltd. Delay Draw Term Loan A Closing Date, 5.041%, 10/01/14		1,109	1,005,903
Flextronics International Ltd. Closing Date Loan 5.038%—5.041%, 10/01/14		3,859	3,525,719
Matinvest (Deutsch Connectors):
Term Loan B2, 5.384%, 6/22/14		491	430,103
Term Loan C2, 5.634%, 6/22/15		851	746,220

			5,707,945

Energy Equipment & Services—0.8%
Dresser, Inc. Term Loan B, 4.713%—5.057%, 5/04/14		3,432	3,273,621
MEG Energy Corp. Initial Term Loan, 4.80%, 4/03/13		489	466,604
Trinidad U.S.A. Partnership LP Term Loan, 4.964%, 5/01/11		1,465	1,391,750

			5,131,975

Food & Staples Retailing—1.4%
AB Acquisition Term Loan B, 8.091%, 7/15/15	GBP	4,000	6,466,578
Advantage Sales & Marketing, Inc. Term Loan, 4.47%—4.81%, 3/29/13	USD	973	899,429
DS Waters of America Term Loan B, 6.469%, 3/07/12		500	462,500
WM Bolthouse Farms, Inc. First Lien Term Loan, 5.063%, 12/16/12		975	933,563

			8,762,070

Food Products—2.0%
Dole Food Co., Inc.:
Linked Deposit, 2.65%, 4/12/13		280	256,702
Term Loan B, 4.5%—6%, 4/12/13		511	468,875
Term Loan C, 4.50%—6%, 4/12/13		2,050	1,881,950
Eight O’Clock Coffee Co. Term Loan, 5.25%, 11/14/11		1,813	1,740,696
Michael Foods Term Loan B-1, 4.845%—5.194%, 11/21/10		2,167	2,123,436
Osi Funds GMBH-German Term Loan, 4.801%, 9/2/11		531	522,597
Osi Group LLC.-U.S. Term Loan B, 4.801%, 9/2/11		1,194	1,175,844
Osi Holland Finance-Dutch Term Loan, 4.801%, 9/2/11		663	653,247
Sturm Foods, Inc.:
First Lien Term Loan 5.25%—5.375%, 1/31/14		1,355	1,104,564
Initial First Lien Term Loan 5.375%, 1/31/14 (c)(h)		500	407,500
Second Lien Term Loan, 8.875%, 7/31/14		500	305,000
Wrigley Co. Term Loan B, 0%, 8/11/14		1,500	1,505,894

			12,146,305

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Health Care Equipment & Supplies—1.2%
Biomet, Inc. Dollar Term Loan, 5.801%, 3/25/15	USD	4,466	$4,374,134
DJO Finance LLC Term Loan, 5.469%—5.801%, 5/20/14		2,488	2,425,313
Select Medical Term Loan B, 4.472%—6.0%, 2/24/12		966	895,140

			7,694,587

Health Care Providers & Services—2.3%
CCS Medical First Lien Term Loan (Chronic Care), 6.06%, 9/30/12		840	673,758
Cardinal Health Euro Term Loan, 7.205%, 4/15/14	EUR	1,980	2,556,188
Community Health Systems, Inc. Term Loan, 4.719%—5.06%, 7/25/14	USD	8,188	7,738,726
Health Management Associates, Inc. Term Loan B, 4.551%, 2/28/14		886	811,432
HealthSouth Corp. Term Loan, 5.29%, 3/10/13		801	757,575
Surgical Care Affiliates LLC Term Loan B, 5.051%, 12/29/14		1,987	1,748,961

			14,286,640

Health Care Technology—0.2%
Sunquest Holdings Inc. (Misys Hospital Systems), Term Loan, 5.72%—6.05%, 10/13/14		1,489	1,403,147

Hotels, Restaurants & Leisure—2.2%
CCM Merger Inc. (MotorCity Casino) Term Loan B, 4.808%—4.815%, 7/13/12		1,665	1,494,422
Green Valley Ranch Gaming LLC:
First Lien Term Loan, 4.469%—4.801%, 2/16/14		476	364,285
Second Lien, 5.719%, 8/16/14		1,500	753,750
Harrah’s Operating Co., Inc.:
Term Loan B1, 5.80%—5.801%, 1/28/15		554	486,221
Term Loan B2, 5.80%, 1/28/15		698	611,580
Term Loan B3, 5.801%, 1/28/15		810	709,546
OSI Restaurant Partners, Inc.:
Incremental Term Loan, 5.125%, 5/15/13		403	307,635
Revolving Credit, 5.026%, 5/15/13		39	29,795
Prefunded Penn National Gaming, Inc. Term Loan B, 4.21%—4.55%, 10/03/12		4,046	3,871,761
QCE LLC First Lien Term Loan, 4.813%, 5/05/13		1,960	1,652,933
Travelport LLC (Travelport, Inc.):
Standby Letter of Credit, 5.051%, 8/23/13 (c)		29	24,225
Term Loan, 9.793%, 3/27/12 (c)		4,216	2,592,978
Term Loan B, 4.719%, 3/27/12		145	120,731
Wembley, Inc. First Lien Term Loan, 6.72%—7.19%, 8/23/11		491	364,865

			13,384,727

Household Durables—0.3%
Berkline Corp. Term Loan B, 6.578%, 11/03/11 (f)(g)(h)		95	4,735
Jarden Corp. Term Loan B3, 5.301%, 1/24/12		995	915,377
The Yankee Candle Co., Inc. Term Loan B, 4.48%—4.81%, 2/06/14		1,000	872,500

			1,792,612

Household Products—0.2%
Central Garden & Pet Term Loan New Tranche B, 3.97%—3.98%, 9/30/12		1,082	951,793

IT Services—2.5%
Affiliated Computer Services Term Loan, 4.472%, 3/20/13		731	705,395
Amadeus Global Travel Distribution SA:
Term Loan B-3, 6.981%, 7/15/13	EUR	307	379,178
Term Loan B-4, 6.481%, 7/15/13		186	229,621
Term Loan C-3, 6.981%, 7/15/14		307	379,178
Term Loan C-4, 6.981%, 7/15/14		186	229,621
Audio Visual Services Group, Inc. Second Lien Term Loan, 8.31%, 2/28/14	USD	1,000	880,000
Ceridian Corp. U.S. Term Loan, 5.464%, 11/09/14		3,500	3,290,000

Floating Rate Loan Interests		Par (000)	Value

IT Services (concluded)
First Data Corp.:
Term Loan B1, 5.222%—5.551%, 9/24/14	USD	3,701	$3,390,309
Term Loan B2, 5.222%—5.551%, 9/24/14		1,250	1,145,899
Term Loan B3, 5.551%, 9/24/14		850	778,931
RedPrairie Corp. Term Loan, 5.50%, 7/20/12		689	647,384
SunGard Data Systems, Inc. (Solar Capital Corp.) New U.S. Term Loan, 4.553%, 2/28/14		2,426	2,276,390
Verifone, Inc. Term Loan, 5.42%—5.55%, 10/31/13		930	888,150

			15,220,056

Independent Power Producers & Energy Traders—1.6%
The AES Corp. Term Loan, 5.063%—5.10%, 8/10/11		429	418,393
Texas Competitive Electric Holdings Co. LLC (TXU):
Term Loan B-2, 5.963%—6.303%, 10/13/14		2,978	2,774,863
Term Loan B-3, 5.963%—6.303%, 10/13/14		7,306	6,794,795

			9,988,051

Insurance—0.3%
Conseco New Term Loan, 4.469%, 10/10/13		737	615,301
Sedgwick Claims Management Service, Inc. Term Loan B, 5.051%, 1/31/13		1,070	1,016,482

			1,631,783

Internet & Catalog Retail—0.1%
Oriental Trading First Lien Term Loan, 4.72%, 7/31/13 (h)		956	692,817

Leisure Equipment & Products—0.1%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan, 4.97%—5.17%, 6/08/12		977	909,075

Life Sciences Tools & Services—0.2%
Quintiles Transnational First Lien Term Loan B4, 4.81%, 3/31/13		978	928,625

Machinery—1.6%
Big Dumpster (Wastequip):
Delay Draw Term Loan, 5.051%, 2/05/13		287	224,527
Term Loan B, 5.051%, 2/05/13		683	533,251
Blount, Inc. Term Loan B, 4.214%, 8/09/10		726	693,045
LN Acquisition Corp. (Lincoln Industrials) Second Lien Initial Term Loan, 8.22%, 1/09/15		1,500	1,365,000
NACCO Materials Handling Group Term Loan, 4.469%—4.82%, 3/21/13		490	426,300
Navistar International Corp.:
Advance Term Loan, 6.046%—6.292%, 1/19/12		2,750	2,533,438
Revolving Credit, 5.903%—6.046, 1/19/12		1,000	921,250
OshKosh Truck Corp. Term Loan B, 4.22%—4.43%, 12/06/13		2,331	2,120,465
Standard Steel:
Delay Draw Term Loan, 4.97%—6.50%, 6/30/12		83	75,075
Initial Term Loan, 5.31%, 6/30/12		408	371,583
Trimas Co. LLC:
Term Loan B, 4.72%—6.75%, 8/02/13		399	361,222
Tranche B-1, 2.46%, 8/02/13		94	84,844

			9,710,000

Marine—0.4%
Delphi Acquisition Holding:
Facility B1—Assignment, 5.176%, 1/11/15		488	447,214
Facility B2—Assignment, 5.176%, 1/11/15		1,000	915,000
Facility C1—Assignment, 5.675%, 1/11/16		489	447,214
Facility C2—Assignment, 5.675%, 1/11/16		1,000	915,000

			2,724,428

Media—14.1%
Acosta, Inc. Term Loan, 4.72%, 7/29/13		980	910,175
Affinion Group, Inc. Term Loan, 9.368%, 3/01/12		1,000	838,750
Alix Partners Tranche C Term Loan, 4.79%, 10/12/13		1,446	1,391,813
Alpha Topco (Formula One Group):
Facility D (Second Lien), 6.634%, 12/31/13		1,000	909,250
Term Loan B1, 4.719%, 12/31/13		857	779,357
Term Loan B2, 4.719%, 12/31/13		589	498,437

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	51

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Media (continued)
Atlantic Broadband Finance Term Loan B2, 5.06%, 8/10/12	USD	980	$945,792
Cablevision Systems Corp. Incremental Term Loan, 4.214%, 3/29/13		2,910	2,767,410
Catalina Marketing Group Initial Term Loan, 5.801%, 10/01/14		2,977	2,795,105
Cengage Learning Inc. Tranche 1 Term Loan, 7.50%, 7/05/14		3,750	3,712,500
Cequel Communications LLC Term Loan, 4.791%—6.0%, 11/05/13		7,416	6,922,586
Charter Communications, Inc. Replacement Term Loan, 4.67%—4.8%, 3/06/14		3,970	3,467,684
Cinemark Term Loan B, 4.53%—4.93%, 10/05/13		1,105	1,043,731
Clarke American Corp. Term Loan B, 5.291%—5.301%, 6/30/14		3,401	2,795,746
Dex Media West Term Loan B, 7%, 10/24/14		2,250	2,057,344
Discovery Communications Term Loan B, 4.801%, 5/14/14		1,487	1,449,928
Education Media and Publishing Mezzanine Loan, 6.46%, 12/12/13		8,793	7,034,551
GateHouse Media Operating, Inc.:
Delay Draw Term Loan, 4.81%, 8/28/14		497	266,900
Term Loan B, 4.81%, 8/28/14		745	400,496
Getty Images, Inc. Initial Term Loan, 7.25%, 7/02/15		750	748,829
Gray Communications Systems, Inc. Delay Draw Term Loan B, 3.77%—5.25%, 12/31/14		1,800	1,494,068
HIT Entertainment Ltd.
Second Lien Term Loan, 8.30%, 2/26/13		1,000	795,000
Term Loan, 4.80%, 3/20/12		366	312,944
Hanley-Wood LLC Term Loan, 4.711%—4.717%, 3/08/14 (h)		1,492	1,158,553
Insight Midwest Holdings LLC Term Loan B, 4.47%, 4/06/14		3,550	3,409,111
Intelsat (PanAmSat Corp.):
Term Loan B2A, 5.288%, 1/03/12		986	937,479
Term Loan B2B, 5.288%, 1/03/12		986	937,762
Term Loan B2C, 5.288%, 1/03/12		986	937,479
Knology, Inc. Term Loan, 5.038%, 6/30/12		495	455,400
Lavena Holdings (ProSiebenSat 1 Media AG):
Facility B1, 6.86%—7.526%, 6/30/16		500	504,115
Term Loan C1, 7.11%—7.776%, 6/30/15		500	504,115
Term Loan D, 8.235%—8.901%, 6/30/15	EUR	1,000	524,470
MCC Iowa LLC (Mediacom Broadband Group)
Term Loan D-1, 4.21%—4.23%, 1/31/15	USD	1,970	1,817,325
MCNA Cable (One Link) Term Loan, 9.47%, 10/31/13 (c)		1,687	1,478,577
Mediacom LLC Term Loan C, 4.22%—4.23%, 1/31/15		1,945	1,796,067
Metro-Goldwyn-Mayer, Inc. Term Loan B, 6.051%, 4/08/12 (h)		3,890	2,929,695
Mission Broadcastinng, Inc. Term Loan B, 4.551%, 10/01/12		1,892	1,722,087
Multicultural Radio Broadcasting Inc. Term Loan, 5.422%, 12/18/12	EUR	349	314,100
NTL Cable Plc. (Virgin):
B1 Facility, 8.145%, 9/03/12		818	1,356,091
B2 Facility, 8.145%, 9/03/12		437	724,880
C Facility, 8.743%, 3/03/13	GBP	2,000	3,183,485
NV Broadcasting First Lien Term Loan, 5.69%, 10/21/13	USD	826	726,552
Newsday LLC Fixed Rate, 9.75%, 8/01/13		1,500	1,497,188
Nexstar Broadcasting Group Term Loan B, 4.416%, 10/01/12		1,791	1,629,956
Nielsen Finance LLC Dollar Term Loan, 4.803%, 8/09/13		3,439	3,176,028
Parkin Broadcasting (NV Broadcasting) Term Loan, 5.69%, 10/21/13		169	149,036

Floating Rate Loan Interests		Par (000)	Value

Media (concluded)
Penton Media (h):
First Lien Term Loan 4.719%—5.049%, 2/01/13	USD	1,111	$841,535
Second Lien Term Loan 7.799%, 2/01/14		1,000	690,000
Puerto Rico (Choice Cable) Second Lien Term Loan, 10.313%, 1/26/12		692	553,846
Stile (ClientLogic Holding Corp.) U.S. Term Loan, 4.962%—5.359%, 1/30/14 (h)		968	751,762
Telecommunications Management LLC:
Multi Draw Term Loan, 5.969%—7.75%, 6/20/13		237	206,467
Term Loan, 5.969%, 6/30/13		931	875,140
United Pan Europe Communications:
Term Loan M, 6.482%, 12/31/14	EUR	1,413	1,842,970
Term Loan N, 4.214%, 12/31/14	USD	2,000	1,873,000
Yell Group Plc Term Loan B2:
4.469%, 2/10/13		1,000	868,750
6.485%, 2/27/13	EUR	1,500	1,944,008

			86,655,426

Metals & Mining—0.1%
Compass Minerals Group, Inc. Term Loan, 3.98%—6.59%, 12/22/12	USD	780	751,224
Euramax International:
Domestic Loan (Second Lien), 10.791%, 6/29/13		167	111,125
European Loan (Second Lien), 10.791%, 6/29/13		83	55,125

			917,474

Multi-Utilities—0.6%
Coleto Creek:
Letter of Credit, 5.551%, 6/28/13		127	114,650
Synthetic LC First Lien Term Loan, 5.551%, 6/28/13		1,807	1,626,734
MACH Gen LLC:
First Lien Term Loan B, 4.81%, 2/22/14		668	635,728
Letter of Credit First Lien, 4.551%, 2/22/13		70	66,867
NE Energy:
First Lien Term Loan B, 5.31%, 11/01/13		1,230	1,131,998
Letter of Credit, 5.313%, 11/01/13		159	145,854

			3,721,831

Multiline Retail—0.3%
Neiman Marcus Group, Inc. Term Loan, 4.422%, 4/06/13		1,940	1,799,673

Oil, Gas & Consumable Fuels—1.2%
Big West Oil & Gas:
Delayed Advance Term Loan, 4.463%—4.471%, 5/15/14		550	484,000
Initial Term Advance, 4.68%, 5/15/14		440	387,200
CR Gas Storage:
Bridge Loan, 4.843%, 5/12/13		29	26,829
Canadian Term Loan B, 4.534%, 5/12/13		455	422,451
Delay Draw U.S. Term B, 4.844%, 5/08/13		51	47,230
U.S. Term Loan, 4.411%, 5/12/13		75	69,723
Coffeyville Resources LLC:
Funded Letter of Credit, 2.69%, 12/28/10		243	221,351
Term Loan D, 5.541%—6.75%, 12/28/13		787	716,503
Drummond Oil Term Advance, 3.75%, 2/14/11		1,425	1,382,250
Turbo Beta Term Loan, 14.50%, 3/15/18 (h)		3,010	2,950,013
Western Refining Co. LP Term Loan, 7.75%, 5/30/14		919	792,501

			7,500,051

Paper & Forest Products—1.8%
Boise Cascade Holdings LLC First Lien Tranche B Term Loan, 7.50%, 2/22/14		1,247	1,241,309
Georgia-Pacific Corp.:
Term Loan B, 4.219%—4.551%, 12/20/12		5,684	5,367,099
Add on Term Loan B2, 4.446%—4.551%, 12/20/12		2,386	2,252,892
NewPage Corp. Tem Loan, 6.563%, 12/21/14		1,990	1,938,758
Verso Paper Holdings LLC Term Loan, 9.033%, 8/01/13		560	525,000

			11,325,058

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Personal Products—0.6%
American Safety Razor Co. Second Lien Term Loan, 8.72%—8.90%, 1/30/14	USD	2,500	$2,250,000
Prestige Brands Term Loan B, 4.713%—5.043%, 4/06/11		1,142	1,116,105

			3,366,105

Real Estate Management & Development—1.1%
Enclave Term Loan B, 6.14%, 3/01/12		3,000	2,493,000
Georgian Towers Term Loan B5, 6.14%, 12/20/12		3,000	2,431,500
Pivotal Promontory Second Lien Term Loan, 10.5%, 8/31/11 (f)(g)		750	112,500
Realogy Corp. Term Loan B, 5.462%, 10/10/13 (h)		1,485	1,225,744
Yellowstone Club First Lien Loan B, 4.844%, 9/30/10		409	340,429

			6,603,173

Road & Rail—0.2%
Rail America, Inc.:
Canadian Term Loan 6.79%, 8/14/09		91	90,744
U.S. Term Loan, 6.79%, 8/14/09		1,409	1,401,756

			1,492,500

Semiconductors & Semiconductor Equipment—0.1%
Marvell Technology Group Term Loan, 4.969%, 11/08/09		482	477,056

Software—0.2%
Bankruptcy Management Solutions, Inc.
First Lien Term Loan, 6.47%, 7/28/12		983	903,900
CCC Information Services, Inc. Term Loan, 5.06%, 2/10/13		414	396,978

			1,300,878

Specialty Retail—1.2%
ADESA, Inc. Initial Term Loan, 5.06%, 10/18/13		1,724	1,533,790
Burlington Coat Factory Warehouse Corp. Term Loan, 5.06%, 5/28/13		586	453,815
Claire’s Stores Term Loan B, 5.219%—5.56%, 5/29/14		1,236	825,671
Eye Care Centers of America, Inc. Term Loan, 4.97%—5.31%, 2/16/12		656	623,052
Orchard Supply Hardware Note Participation B, 4.917%, 12/09/08		1,500	1,275,000
Petco Animal Supplies, Inc. Term Loan, 4.719%—5.051%, 10/26/13		394	358,540
Rent-A-Center Term Loan B, 4.54%—4.57%, 6/30/12		805	760,277
Sensata Technologies U.S. Term Loan, 4.412%—4.543%, 4/27/13		1,930	1,695,113

			7,525,258

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc. Term Loan B, 4.545%—4.551%, 9/05/13		1,000	969,722
Renfro Corp. Delayed Draw Tranche B, 5.92%—6.05%, 10/05/13		463	380,713
St. John Knits, Inc. Term Loan B, 5.801%, 3/21/12		660	613,973

			1,964,408

Trading Companies & Distributors—0.2%
Beacon Sales Co. Term Loan B, 4.469%—4.783%, 9/30/13		1,228	1,093,031

Wireless Telecommunication Services—0.9%
Cellular South Term Loan B, 4.21%, 5/29/14		1,485	1,425,600
Centennial Cellular Operating Co. Term Loan B, 4.469%, 2/09/11		800	782,666
Cricket Communications, Inc. Term Loan B, 6.50%, 6/16/13		950	937,334
NG Wireless:
Delay Draw Term Loan, 5.219%, 8/15/14		140	133,356
First Lien Term Loan, 5.219%—5.551%, 8/15/14		610	579,144
NTELOS Inc. B-1 Facility, 4.72%, 8/24/11		1,687	1,649,362

			5,507,462

Total Floating Rate Loan Interests—58.4%			360,254,295

U.S. Government Obligations	Par (000)		Value

Fannie Mae, 7.25%, 1/15/10	USD	17,000	$17,947,886
U.S. Treasury Notes (e):
3.375%, 12/15/08		17,000	17,075,701
3.875%, 5/15/09 (l)		6,000	6,073,596
3.375%, 9/15/09		3,425	3,467,545
4.25%, 8/15/15		1,815	1,916,952

Total U.S. Government Obligations—7.5%			46,481,680

Common Stocks	Shares

Capital Markets—0.1%
E*Trade Financial Corp. (f)		121,011	387,235

Commercial Services & Supplies—0.0%
Sirva Common Stock (f)(h)		1,109	77,630

Independent Power Producers & Energy Traders—0.0%
Reliant Energy, Inc. (f)		4,573	77,878

Total Common Stocks—0.1%			542,743

Preferred Stocks

Capital Markets—0.0%
Marsico Parent Superholdco, LLC, 16.75% (b)		177	151,335

Total Preferred Stocks—0.0%			151,335

Warrants (m)

Machinery—0.0%
Synventive Molding Solutions (expires 1/15/13)		1	0

Total Warrants—0.0%			0

Other Interests (n)	Beneficial Interest (000)

Health Care Providers & Services—0.0%
Critical Care Systems International, Inc. (h)		$7,579	2,547

Household Durables—0.0%
Berkline Benchcraft Equity LLC (h)		3,155	—

Total Other Interests—0.0%			2,547

Total Long-Term Investments
(Cost—$847,774,339)—127.3%			784,969,025

Short-Term Securities

U.S. Government & Agency Obligations—0.4%
Federal Home Loan Bank, 2.60%, 9/02/08 (o)		2,200	2,200,000

Total Short-Term Securities (Cost—$2,200,000)—0.4%			2,200,000

Options Purchased	Contracts

Call Options Purchased
Marsico Parent Superholdco LLC, expiring December 2019 at $942.86		46	77,740

Total Options Purchased (Cost—$44,978)—0.0%			77,740

Total Investments
(Cost—$850,019,317*)—127.7%			787,246,765
Liabilities in Excess of Other Assets—(27.7)%			(170,854,018)

Net Assets—100.0%			$616,392,747

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	53

Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$850,116,712

Gross unrealized appreciation	$6,121,952
Gross unrealized depreciation	(68,991,899)

Net unrealized depreciation	$(62,869,947)

(a)	Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d)	Variable rate security. Rate shown is as of report date.
(e)	All or a portion of security has been pledged as collateral for reverse repurchase agreements.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy or is in default of interest payments.
(h)	Security is fair valued.
(i)	Convertible security.
(j)	Represents a step bond.
(k)	Represents or includes a to-be-announced transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(l)	All or a portion of security held as collateral in connection with financial futures contracts and/or swaps.
(m)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(n)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(o)	Rate shown is the yield to maturity as of the date of purchase.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Financial futures contracts purchased as of August 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

67	5-Year U.S. Treasury Bond	September 2008	$7,402,077	$132,282

•	Foreign currency exchange contracts as of August 31, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation

USD	30,303,553	EUR	19,362,550	10/23/08	$1,981,918
USD	15,951,178	GBP	8,042,900	10/23/08	1,350,233

Total					$3,332,151

•	Swaps outstanding as of August 31, 2008 were as follows:

	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Sold credit default protection LCDX Index receive 5.25% Broker, UBS Securities Expires June 2013	EUR	3,000	$(120,421)

Bought credit default protection on LCDX Index and pay 3.25% Broker, UBS Securities Expires June 2013		3,500	58,415

Total			$(62,006)

•	Reverse repurchase agreements outstanding as of August 31, 2008 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Securities LLC	2.50%	6/05/08	Open	$3,969,545	$3,945,125
Credit Suisse Securities LLC	2.60%	8/07/08	Open	2,155,645	2,152,225
Credit Suisse Securities LLC	2.60%	8/07/08	Open	4,462,079	4,455,000
Credit Suisse Securities LLC	2.60%	8/07/08	Open	5,108,103	5,100,000
Credit Suisse Securities LLC	2.60%	8/07/08	Open	2,275,610	2,272,000
Credit Suisse Securities LLC	2.60%	8/07/08	Open	3,535,559	3,529,950
Lehman Brothers Inc.	2.11%	7/08/08	Open	17,202,283	17,148,750
Lehman Brothers Inc.	2.11%	7/08/08	Open	6,082,887	6,063,900
Lehman Brothers Inc.	2.11%	7/08/08	Open	3,521,617	3,510,625
Lehman Brothers Inc.	2.06%	7/08/08	Open	1,934,399	1,928,438
Lehman Brothers Inc.	2.40%	8/27/08	9/11/08	2,267,964	2,266,000
Lehman Brothers International	(1.00)%	7/02/08	Open	1,017,060	1,018,815
Lehman Brothers International	(0.75)%	7/02/08	Open	758,349	759,330
Lehman Brothers International	1.50%	7/02/08	Open	2,504,980	2,498,525
Lehman Brothers International	2.75%	7/02/08	Open	4,402,963	4,381,875
Lehman Brothers International	2.75%	7/02/08	Open	2,266,936	2,256,250
Lehman Brothers International	0.75%	7/24/08	Open	1,251,638	1,250,700

Total				$64,717,617	$64,537,508

•	Currency Abbreviations:

EUR	Euro
GBP	British Pound
USD	U.S. Dollar

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments August 31, 2008	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Aerospace & Defense—6.6%
CHC Helicopter Corp., 7.375%, 5/01/14	$475	$494,000
DRS Technologies, Inc.:
6.875%, 11/01/13	50	50,625
7.625%, 2/01/18	80	84,200
Hexcel Corp., 6.75%, 2/01/15	100	97,000
Honeywell International, 7.50%, 3/01/10	325	344,949
Lockheed Martin Corp. Series B, 6.15%, 9/01/36	2,000	1,973,700
Northrop Grumman Corp., 7.125%, 2/15/11	1,000	1,059,353
Raytheon Co., 4.85%, 1/15/11	650	655,914
TransDigm, Inc., 7.75%, 7/15/14	90	87,525
United Technologies Corp., 6.35%, 3/01/11	1,000	1,055,694

		5,902,960

Air Freight & Logistics—0.3%
Park-Ohio Industries, Inc., 8.375%, 11/15/14	300	247,500

Airlines—0.1%
American Airlines, Inc. Series 99-1, 7.324%, 4/15/11	125	113,750

Auto Components—1.2%
Allison Transmission, Inc. (a):
11%, 11/01/15	120	110,400
11.25%, 11/01/15 (b)	190	167,200
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11	195	195,975
8.625%, 12/01/11	390	401,700
Lear Corp., 8.75%, 12/01/16	185	139,213
Metaldyne Corp., 10%, 11/01/13	200	54,000

		1,068,488

Automobiles—1.5%
DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12	1,000	1,045,714
Ford Capital BV, 9.50%, 6/01/10	350	291,375

		1,337,089

Building Products—0.9%
CPG International I, Inc., 10.50%, 7/01/13	150	115,500
Momentive Performance Materials, Inc., 11.50%, 12/01/16	445	347,100
Ply Gem Industries, Inc., 11.75%, 6/15/13 (a)	370	336,700

		799,300

Capital Markets—0.5%
Marsico Parent Co., LLC, 10.625%, 1/15/16	341	286,440
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(b)	126	104,351
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(b)	85	70,356

		461,147

Chemicals—1.9%
American Pacific Corp., 9%, 2/01/15	180	174,600
Ames True Temper, Inc., 6.791%, 1/15/12 (c)	350	280,000
Huntsman LLC, 11.50%, 7/15/12	99	103,455
Innophos, Inc., 8.875%, 8/15/14	980	1,004,500
Key Plastics LLC, 11.75%, 3/15/13 (a)	135	47,250
Terra Capital, Inc. Series B, 7%, 2/01/17	80	77,800

		1,687,605

Commercial Banks—1.7%
HSBC Bank USA NA, 3.875%, 9/15/09	1,500	1,493,075

Commercial Services & Supplies—3.7%
Casella Waste Systems, Inc., 9.75%, 2/01/13	1,500	1,485,000
DI Finance Series B, 9.50%, 2/15/13	524	520,070
Sally Holdings LLC, 10.50%, 11/15/16	294	295,470
Waste Services, Inc., 9.50%, 4/15/14	550	555,500
West Corp., 11%, 10/15/16	590	461,675

		3,317,715

Communications Equipment—0.3%
Nortel Networks Ltd., 7.041%, 7/15/11 (c)	250	231,875

Corporate Bonds	Par (000)	Value

Construction Materials—0.7%
Nortek Holdings, Inc., 10%, 12/01/13 (a)	$700	$654,500

Containers & Packaging—1.5%
Berry Plastics Holding Corp.:
6.651%, 9/15/14 (c)	80	60,000
8.875%, 9/15/14	140	116,200
Crown Americas LLC, 7.75%, 11/15/15	250	256,250
Impress Holdings BV, 5.916%, 9/15/13 (a)(c)	260	234,000
Pregis Corp., 12.375%, 10/15/13	565	539,575
Smurfit-Stone Container Enterprises, Inc., 8%, 3/15/17	200	160,000

		1,366,025

Diversified Financial Services—3.2%
Ford Motor Credit Co. LLC:
4.361%, 1/15/10 (c)	1,600	1,368,438
5.538%, 1/13/12 (c)	100	73,830
7.80%, 6/01/12	250	185,666
GMAC LLC:
5.011%, 12/01/14 (c)	385	202,182
6.75%, 12/01/14	285	154,745
8%, 11/01/31	990	533,956
Structured Asset Repackaged Trust, 3.761%, 1/21/10	397	384,482

		2,903,299

Diversified Telecommunication Services—8.6%
AT&T, Inc., 6.45%, 6/15/34	1,500	1,433,214
Broadview Networks Holdings, Inc., 11.375%, 9/01/12	125	107,500
Cincinnati Bell, Inc., 7.25%, 7/15/13	590	567,137
Citizens Communications Co., 6.25%, 1/15/13	200	191,000
Qwest Communications International, Inc., 7.50%, 2/15/14	1,180	1,073,800
Qwest Corp.:
6.026%, 6/15/13 (c)	340	314,500
7.50%, 6/15/23	500	417,500
Telecom Italia Capital SA, 4.95%, 9/30/14	1,000	906,195
Verizon New England, Inc., 6.50%, 9/15/11	2,000	2,062,278
Wind Acquisition Finance SA, 10.75%, 12/01/15 (a)	250	256,250
Windstream Corp.:
8.125%, 8/01/13	360	356,400
8.625%, 8/01/16	170	168,300

		7,854,074

Electric Utilities—3.0%
Edison Mission Energy, 7.50%, 6/15/13	125	125,312
Elwood Energy LLC, 8.159%, 7/05/26	29	27,349
FirstEnergy Corp., 7.375%, 11/15/31	1,075	1,153,304
Midwest Generation LLC Series B, 8.56%, 1/02/16	238	245,651
Progress Energy, Inc., 7.75%, 3/01/31	1,000	1,125,144

		2,676,760

Electrical Equipment—1.2%
Superior Essex Communications LLC, 9%, 4/15/12	1,010	1,055,450

Electronic Equipment & Instruments—0.5%
Sanmina-SCI Corp., 8.125%, 3/01/16	465	419,663

Energy Equipment & Services—0.4%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15	65	64,675
7.75%, 5/15/17	70	69,650
Grant Prideco, Inc. Series B, 6.125%, 8/15/15	60	58,316
North American Energy Partners, Inc., 8.75%, 12/01/11	125	124,375

		317,016

Food & Staples Retailing—0.8%
The Pantry, Inc., 7.75%, 2/15/14	500	417,500
Rite Aid Corp., 7.50%, 3/01/17	375	311,250

		728,750

Food Products—0.3%
Kraft Foods, Inc., 6.125%, 8/23/18	250	245,231

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	55

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Gas Utilities—0.6%
El Paso Natural Gas Co., 8.375%, 6/15/32	$175	$193,550
Targa Resources, Inc., 8.50%, 11/01/13	400	380,000

		573,550

Health Care Equipment & Supplies—1.4%
Biomet, Inc.:
10.375%, 10/15/17 (b)	100	105,500
11.625%, 10/15/17	100	105,125
DJO Finance LLC, 10.875%, 11/15/14	1,090	1,092,725

		1,303,350

Health Care Providers & Services—2.6%
Community Health Systems, Inc. Series WI,
8.875%, 7/15/15	200	202,000
Tenet Healthcare Corp.:
6.375%, 12/01/11	95	91,675
6.50%, 6/01/12	1,225	1,185,188
WellPoint, Inc., 5.95%, 12/15/34	1,000	861,679

		2,340,542

Hotels, Restaurants & Leisure—2.5%
American Real Estate Partners LP:
8.125%, 6/01/12	860	800,875
7.125%, 2/15/13	230	200,962
Gaylord Entertainment Co., 8%, 11/15/13	135	123,862
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(e)(f)	211	159,305
Harrah’s Operating Co., Inc. (a):
10.75%, 2/01/16	400	269,000
10.75%, 2/01/18 (b)	640	378,017
Seneca Gaming Corp. Series B, 7.25%, 5/01/12	190	169,575
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (e)(f)	50	16,000
Wynn Las Vegas LLC, 6.625%, 12/01/14	115	104,794

		2,222,390

IT Services—1.5%
First Data Corp., 9.875%, 9/24/15 (a)	360	310,500
iPayment, Inc., 9.75%, 5/15/14	175	146,563
iPayment Investors LP, 12.75%, 7/15/14 (a)(b)	647	642,967
SunGard Data Systems, Inc., 9.125%, 8/15/13	240	243,600

		1,343,630

Independent Power Producers & Energy Traders—2.9%
The AES Corp., 8%, 6/01/20 (a)	750	718,125
AES Ironwood LLC, 8.875%, 11/30/25	99	101,424
NRG Energy, Inc.:
7.25%, 2/01/14	50	49,313
7.375%, 2/01/16	485	478,938
Texas Competitive Electric Holdings Co. LLC:
10.50%, 11/01/16 (a)(b)	500	477,500
Series B, 10.25%, 11/01/15 (a)	750	748,125

		2,573,425

Industrial Conglomerates—1.1%
Sequa Corp. (a):
11.75%, 12/01/15	500	440,000
13.50%, 12/01/15 (b)	724	589,494

		1,029,494

Insurance—0.4%
MetLife, Inc., 6.125%, 12/01/11	325	332,307

Machinery—0.7%
AGY Holding Corp., 11%, 11/15/14	260	241,800
Accuride Corp., 8.50%, 2/01/15	110	70,950
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (a)	470	343,100

		655,850

Marine—0.2%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	156	148,980

Corporate Bonds	Par (000)	Value

Media—13.4%
Affinion Group, Inc., 10.125%, 10/15/13	$655	$645,175
CBS Corp., 6.625%, 5/15/11	85	85,359
CMP Susquehanna Corp., 9.875%, 5/15/14	500	312,500
Cablevision Systems Corp. Series B, 7.133%, 4/01/09 (c)	120	120,600
Charter Communications Holdings I, LLC, 11%, 10/01/15	90	69,075
Charter Communications Holdings II, LLC, 10.25%, 9/15/10	800	767,475
Comcast Cable Communications LLC, 6.875%, 6/15/09	1,000	1,024,193
Dex Media West LLC, 9.875%, 8/15/13	30	23,100
DirecTV Holdings LLC:
8.375%, 3/15/13	100	103,500
7.625%, 5/15/16 (a)	335	334,162
EchoStar DBS Corp.:
5.75%, 10/01/08	550	550,000
7%, 10/01/13	51	48,450
7.125%, 2/01/16	45	41,400
Network Communications, Inc., 10.75%, 12/01/13	325	233,594
News America, Inc., 6.20%, 12/15/34	1,500	1,363,140
Nielsen Finance LLC, 10%, 8/01/14	1,075	1,088,438
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)	1,001	735,735
Rainbow National Services LLC (a):
8.75%, 9/01/12	210	214,200
10.375%, 9/01/14	1,455	1,547,756
Sinclair Broadcast Group, Inc. Class A, 4.875%, 7/15/18 (g)(h)	70	64,138
TCI Communications, Inc., 7.875%, 2/15/26	1,000	1,052,099
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)	750	641,250
Time Warner, Inc., 7.70%, 5/01/32	1,000	1,008,772
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (a)	229	132,820

		12,206,931

Metals & Mining—2.5%
AK Steel Corp., 7.75%, 6/15/12	320	327,200
Aleris International, Inc., 10%, 12/15/16	315	219,712
FMG Finance Property Ltd., 10.625%, 9/01/16 (a)	130	145,600
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (c)	740	741,954
8.375%, 4/01/17	725	768,500

		2,202,966

Multi-Utilities—1.4%
DTE Energy Co., 7.05%, 6/01/11	250	259,889
Dominion Resources, Inc., 5.70%, 9/17/12	1,000	1,013,543

		1,273,432

Oil, Gas & Consumable Fuels—5.9%
Berry Petroleum Co., 8.25%, 11/01/16	100	95,500
Chaparral Energy, Inc., 8.50%, 12/01/15	250	217,500
Chesapeake Energy Corp., 2.25%, 12/15/38 (g)	275	257,813
Chesapeake Energy Corp.:
6.375%, 6/15/15	130	120,900
7.25%, 12/15/18	650	633,750
Compton Petroleum Finance Corp., 7.625%, 12/01/13	225	211,219
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,000	1,093,906
Corral Finans AB, 7.713%, 4/15/10 (a)(b)	602	556,622
EXCO Resources, Inc., 7.25%, 1/15/11	275	272,250
Encore Acquisition Co., 6%, 7/15/15	30	26,175
Forest Oil Corp.:
7.25%, 6/15/19	360	331,200
7.25%, 6/15/19 (a)	350	322,000
OPTI Canada, Inc., 8.25%, 12/15/14	320	319,600
Occidental Petroleum Corp., 6.75%, 1/15/12	250	268,212
Sabine Pass LNG LP, 7.50%, 11/30/16	305	266,875

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Whiting Petroleum Corp.:
7.25%, 5/01/12	$30	$28,950
7.25%, 5/01/13	300	288,000
Williams Cos., Inc., 7.125%, 9/01/11	25	25,875

		5,336,347

Paper & Forest Products—1.7%
Bowater, Inc.:
9%, 8/01/09	200	186,000
5.776%, 3/15/10 (c)	60	49,200
Domtar Corp., 7.125%, 8/15/15	40	38,600
NewPage Corp., 10%, 5/01/12	750	727,500
Verso Paper Holdings LLC Series B, 6.551%, 8/01/14 (c)	626	557,140

		1,558,440

Pharmaceuticals—2.3%
Merck & Co., Inc., 4.375%, 2/15/13	1,000	1,009,003
Wyeth, 6.50%, 2/01/34	1,000	1,049,924

		2,058,927

Real Estate Investment Trusts (REITs)—0.6%
ERP Operating LP, 6.95%, 3/02/11	500	511,420

Real Estate Management & Development—0.1%
Realogy Corp., 12.375%, 4/15/15	140	64,400

Road & Rail—0.6%
Canadian National Railway Co., 6.90%, 7/15/28	500	535,566

Semiconductors & Semiconductor Equipment—0.4%
Amkor Technology, Inc.:
7.75%, 5/15/13	50	46,875
9.25%, 6/01/16	50	48,250
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	100	81,000
9.125%, 12/15/14 (b)	225	175,500

		351,625

Software—0.0%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(b)(c)	66	39,568

Specialty Retail—2.7%
AutoNation, Inc.:
4.791%, 4/15/13 (c)	110	90,750
7%, 4/15/14	110	95,150
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (b)(c)	360	296,456
10.75%, 3/15/15	290	251,575
Group 1 Automotive, Inc., 2.25%, 6/15/36 (g)(h)	50	29,813
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12	362	181,000
Michaels Stores, Inc.:
10%, 11/01/14	310	232,500
11.375%, 11/01/16	240	153,600
Sonic Automotive, Inc. Series B, 8.625%, 8/15/13	1,400	1,078,000

		2,408,844

Textiles, Apparel & Luxury Goods—0.1%
Quiksilver, Inc., 6.875%, 4/15/15	100	80,250

Thrifts & Mortgage Finance—0.0%
Residential Capital LLC, 8.50%, 5/15/10 (a)	52	35,880

Corporate Bonds	Par (000)	Value

Wireless Telecommunication Services—4.9%
Cricket Communications, Inc.:
9.375%, 11/01/14	$185	$183,381
10%, 7/15/15 (a)	20	20,100
Digicel Group Ltd. (a):
8.875%, 1/15/15	470	441,236
9.125%, 1/15/15 (b)	438	396,746
MetroPCS Wireless, Inc., 9.25%, 11/01/14	1,070	1,060,638
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (a)	500	481,250
Sprint Capital Corp.:
7.625%, 1/30/11	545	545,000
6.875%, 11/15/28	240	204,000
Vodafone Group Plc, 7.75%, 2/15/10	1,000	1,046,266

		4,378,617

Total Corporate Bonds—89.4%		80,448,003

Floating Rate Loan Interests

Auto Components—0.6%
Dana Corp. Term Loan B, 6.75%, 1/31/15	599	550,694

Automobiles—0.4%
Ford Motor Term Loan B, 5.47%, 12/15/13 (h)	250	193,465
General Motors Corp. Term Loan B, 5.163%, 11/29/13 (h)	225	165,693

		359,158

Building Products—0.9%
Building Material Corp. of America First Lien Term Loan, 5.4375%—5.5253%, 2/22/14	249	213,943
Stile Acquisition (Masonite International) Term Loan:
Canadian 4.63%—5.046%, 4/06/13	370	315,135
U.S. B, 4.63%—5.046%, 4/06/13	375	319,452

		848,530

Chemicals—0.7%
PQ Corp. Second Lien Term Loan, 9.30%, 7/30/15	750	648,750

Health Care Providers & Services—0.6%
Community Health Systems, Inc.:
Delay Draw Term Loan, 7.57%, 6/18/14	27	25,291
Term Loan B, 5.06%, 7/25/14	523	494,521

		519,812

Independent Power Producers & Energy Traders—0.2%
Calpine Corp. Term Loan, 5.685%, 3/29/14	200	185,750

Machinery—0.7%
Navistar International Transportation Corp.:
Revolving Credit, 5.686%, 6/30/12	180	165,825
Term Loan, 6.292%, 6/30/12	500	460,625

		626,450

Media—0.6%
Cengage (Thomson Learning, Inc.) Tranche 1 Incremental, 7.50%, 7/05/14	500	495,000

Total Floating Rate Loan Interests—4.7%		4,234,144

U.S. Government Obligations

U.S. Treasury Bonds, 5.375%, 2/15/31	410	462,467
U.S. Treasury Notes:
4.125%, 8/15/10 (i)	810	838,413
4.25%, 8/15/13 (j)	1,000	1,053,750
4.25%, 8/15/15	75	79,213
4.75%, 5/15/14 (j)	710	770,128
4.75%, 2/15/37	130	136,622
4.875%, 8/15/16	550	598,512

Total U.S. Government Obligations—4.4%		3,939,105

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	57

Schedule of Investments (concluded)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Media—0.0%
Adelphia Recovery Trust	396,568	$14,871

Total Common Stocks—0.0%		14,871

Preferred Securities

Capital Trusts	Par (000)

Commercial Banks—0.7%
Barclay’s Bank, Plc, 8.55% (a)(c)(d)	$650	636,952

Diversified Financial Services—1.9%
Bank of America Corp. Series M, 8.125% (c)(d)	1,550	1,399,309
Citigroup, Inc., 8.40% (c)(d)	100	84,902
JPMorgan Chase & Co., 7.90% (c)(d)	260	236,210

		1,720,421

Total Capital Trusts—2.6%		2,357,373

Preferred Stocks	Shares

Capital Markets—0.0%
Marsico Parent Superholdco, LLC, 16.75% (a)	23	19,665

Total Preferred Stocks—0.0%		19,665

Total Preferred Securities—2.6%		2,377,038

Other Interests (k)	Beneficial Interest (000)

Health Care Providers & Services—0.0%
Critical Care Systems International, Inc. (l)	$1	318

Media—0.0%
Adelphia Recovery Trust Escrow	400	33,500

Total Other Interests—0.0%		33,818

Total Long-Term Investments (Cost—$97,007,216)—101.1%		91,046,979

Options Purchased	Contracts

Call Options Purchased
Marsico Parent Superholdco LLC, expiring December 2019 at $942.86	6	10,140

Total Options Purchased (Cost—$5,867)—0.0%		10,140

Total Investments (Cost—$97,013,083*)—101.1%		91,057,119
Liabilities in Excess of Other Assets—(1.1%)		(964,654)

Net Assets—100.0%		$90,092,465

*	The cost and unrealized appreciation (depreciation) as of August 31, 2008, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$97,064,711

	Gross unrealized appreciation	$903,937
	Gross unrealized depreciation	(6,911,529)

	Net unrealized depreciation	$(6,007,592)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a payment-in-kind security, which may pay interest/dividends in additional par/shares.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy or is in default of interest payments.
(g)	Convertible security.
(h)	Represents a step bond.
(i)	All or a portion of security held as collateral in connection with financial futures contracts.
(j)	All or portion of security has been pledged as collateral for reverse repurchase agreements.
(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(l)	Security is fair valued.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry subclassifications for reporting ease. These industry classifications are unaudited.

•	Financial futures contracts sold as of August 31, 2008 were as follows:

	Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

	17	10-Year U.S. Treasury Bond	September 2008	$1,901,829	$(81,859)

•	Reverse repurchase agreements outstanding as of August 31, 2008 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Lehman Brothers Inc.	2.06%	8/22/08	9/02/08	$791,748	$791,250
Lehman Brothers Inc.	1.90%	8/28/08	9/08/08	780,318	780,113

Total				$1,572,066	$1,571,363

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2008

[This page intentionally left blank]

Statements of Assets and Liabilities

August 31, 2008	BlackRock Core Bond Trust (BHK)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)
Assets
Investments at value - unaffiliated[1]	$463,124,705	$147,330,862	$49,816,673	$482,475,940	$635,333,944
Investments at value - affiliated[2]	1,471,015	—	—	796,396	2,365
Cash	49,626	118,356	78,103	23,691	118,899
Foreign currency at value[3]	3,576,354	194	—	3,813,979	—
Investments sold receivable	20,921,658	41,573	83,954	12,647,913	20,284,422
Unrealized appreciation on swaps	15,366,808	—	61	17,079,641	25,522,456
Unrealized appreciation on foreign currency exchange contracts	510,603	11,282	—	497,200	—
Interest receivable	5,488,973	3,577,271	1,194,679	5,348,711	2,589,552
Swap premium paid	—	—	—	—	—
Swaps receivable	2,439,119	—	257	2,619,487	2,291,603
Margin variation receivable	—	—	—	—	362,823
Dividends receivable	248	5,068	70	—	—
Commitment fees receivable	—	—	—	—	—
Principal paydown receivable	2,940	8,462	209	19,369	137,850
Other assets	47,451	10,722	9,988	125,661	88,990
Prepaid expenses	39,010	15,357	5,267	42,471	40,294

Total assets	513,038,510	151,119,147	51,189,261	525,490,459	686,773,198

Liabilities
Unrealized depreciation on swaps	8,270,654	—	—	9,815,460	8,554,343
Loan payable	—	27,000,000	6,250,000	—	—
Unrealized depreciation on unfunded corporate loans	—	—	—	—	—
TBA sale commitments at value[4]	21,003,886	—	—	12,815,755	20,426,827
Options written at value[5]	5,427,203	—	—	6,144,236	4,016,057
Borrowed bonds at value[6]	—	—	—	—	20,823,109
Interest rate floors at value	—	—	—	—	9,216,687
Reverse repurchase agreements	107,690,295	—	—	100,739,956	—
Swap premium received	—	—	—	—	1,670,735
Cash held as collateral in connection with swaps	373,000	—	—	—	—
Investments purchased payable	20,345,977	1,941,731	894,145	35,328,221	175,679,762
Margin variation payable	823,936	—	—	810,969	—
Interest expense payable	251,048	20,067	4,731	503,211	—
Dividends payable	52,925	40,745	2,419	60,211	57,367
Investment advisory fees payable	217,666	96,542	46,645	157,280	244,892
Swaps payable	2,160,948	—	—	2,355,328	1,421,567
Officer’s and Directors’/Trustees’ fees payable	48,941	9,970	10,130	73,544	90,986
Deferred Income	—	—	—	—	—
Administration fees payable	—	—	4,442	31,031	56,514
Other affiliates payable	2,299	831	—	—	—
Other liabilities	—	77,576	4,530	—	236,064
Other accrued expenses	193,106	123,342	75,438	199,635	224,378

Total liabilities	166,861,884	29,310,804	7,292,480	169,034,837	242,719,288

Net Assets	$346,176,626	$121,808,343	$43,896,781	$356,455,622	$444,053,910

Net Assets Consist of
Par value per share[7,8]	$27,019	$—	$6,419	$344,497	$639,425
Paid-in capital in excess of par	378,599,795	343,233,097	87,170,276	402,521,909	478,686,574
Cost of shares held in Treasury[9]	—	—	—	(17,377,850)	—
Undistributed (distributions in excess of) net investment income	1,846,284	1,415,821	65,690	1,846,620	6,981,497
Accumulated net realized loss	(23,052,437)	(207,191,137)	(35,305,659)	(20,084,647)	(83,387,661)
Net unrealized appreciation/depreciation	(11,244,035)	(15,649,438)	(8,039,945)	(10,794,907)	41,134,075

Net Assets	$346,176,626	$121,808,343	$43,896,781	$356,455,622	$444,053,910

Net asset value	$12.81	$2.23	$6.84	$10.35	$6.94

[1] Investments at cost - unaffiliated	$482,422,040	$162,990,640	$57,856,679	$501,604,485	$601,756,594
[2] Investments at cost - affiliated	$1,647,588	—	—	$841,889	$2,423
[3] Foreign currency at cost	$3,609,859	$195	—	$3,850,232	—
[4] Proceeds from TBA sale commitments	$20,649,320	—	—	$12,573,559	$20,284,422
[5] Proceeds from options written	$5,724,085	—	—	$6,457,698	$4,365,959
[6] Proceeds from borrowed bonds	—	—	—	—	$19,383,094
[7] Par value per share	$0.001	—	0.001	$0.010	$0.010
[8] Shares outstanding	27,018,774	54,620,873	6,418,859	34,449,693	63,942,536
[9] Shares held in treasury	—	—	—	1,757,400	—

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2008

August 31, 2008	BlackRock Limited Duration Income Trust (BLW)	BlackRock Strategic Bond Trust (BHD)
Assets
Investments at value - unaffiliated[1]	$787,246,765	$91,057,119
Investments at value - affiliated[2]	—	—
Cash	864,219	171,651
Foreign currency at value[3]	1,439,525	—
Investments sold receivable	2,817,965	33,258
Unrealized appreciation on swaps	58,415	—
Unrealized appreciation on foreign currency exchange contracts	3,332,151	—
Interest receivable	10,670,493	1,944,271
Swap premium paid	67,004	—
Swaps receivable	49,870	—
Margin variation receivable	10,399	2,391
Dividends receivable	—	—
Commitment fees receivable	1,766	—
Principal paydown receivable	139,375	—
Other assets	105,936	8,740
Prepaid expenses	69,729	8,724

Total assets	806,873,612	93,226,154

Liabilities
Unrealized depreciation on swaps	120,421	—
Loan payable	—	—
Unrealized depreciation on unfunded corporate loans	26,733	—
TBA sale commitments at value[4]	—	—
Options written at value[5]	—	—
Borrowed bonds at value[6]	—	—
Interest rate floors at value	—	—
Reverse repurchase agreements	64,537,508	1,571,363
Swap premium received	—	—
Cash held as collateral in connection with swaps	—	—
Investments purchased payable	124,669,333	1,402,183
Margin variation payable	—	—
Interest expense payable	178,414	704
Dividends payable	223,998	14,372
Investment advisory fees payable	329,892	52,026
Swaps payable	23,382	—
Officer’s and Directors’/Trustees’ fees payable	87,878	8,706
Deferred Income	16,287	—
Administration fees payable	—	—
Other affiliates payable	4,062	590
Other liabilities	—	—
Other accrued expenses	262,957	83,745

Total liabilities	190,480,865	3,133,689

Net Assets	$616,392,747	$90,092,465

Net Assets Consist of
Par value per share[7,8]	$36,890	$7,058
Paid-in capital in excess of par	701,305,214	98,443,594
Cost of shares held in Treasury[9]	—	—
Undistributed (distributions in excess of) net investment income	(3,360,775)	124,460
Accumulated net realized loss	(22,109,174)	(2,444,824)
Net unrealized appreciation/depreciation	(59,479,408)	(6,037,823)

Net Assets	$616,392,747	$90,092,465

Net asset value	$16.71	$12.76

[1] Investments at cost - unaffiliated	$850,019,317	$97,013,083
[2] Investments at cost - affiliated	—	—
[3] Foreign currency at cost	$1,494,389	—
[4] Proceeds from TBA sale commitments	—	—
[5] Proceeds from options written	—	—
[6] Proceeds from borrowed bonds	—	—
[7] Par value per share	$0.001	$0.001
[8] Shares outstanding	36,889,650	7,058,402
[9] Shares held in treasury	—	—

ANNUAL REPORT	AUGUST 31, 2008	61

Statements of Operations

		BlackRock Core Bond Trust (BHK)		BlackRock High Income Shares (HIS)

		Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007	Period January 1, 2008 to August 31, 2008	Year Ended December 31, 2007

Investment Income

	Interest	$20,160,443	$25,484,417	$9,702,882	$17,866,586
	Dividends[1]	255,974	32,154	101,150	161,798
	Facility and other fees	29,109	—	—	—
	Income from affiliates	56,221	56,961	374	558

	Total income	20,501,747	25,573,532	9,804,406	18,028,942

Expenses[2]

	Investment advisory	2,264,834	2,263,497	773,843	1,488,955
	Accounting services	74,754	—	15,897	—
	Professional	75,819	138,679	64,556	96,034
	Transfer agent	6,787	14,489	933	29,569
	Registration	9,982	11,073	17,904	19,503
	Printing	76,190	102,521	13,888	74,406
	Officer and Directors/Trustees	28,180	48,448	—	20,128
	Custodian	51,976	249,091	12,513	100,935
	Administration	—	—	—	—
	Miscellaneous	95,704	62,848	—	27,980

	Total expenses excluding interest expense	2,684,226	2,890,646	899,534	1,857,510
	Interest expense	4,180,291	2,986,285	788,934	3,303,478

	Total expenses	6,864,517	5,876,931	1,688,468	5,160,988

	Less fees waived by advisor	—	—	—	—
	Less fees paid indirectly	(4,483)	(9,486)	(1,348)	(16,764)

	Total expenses after waiver and fees paid indirectly	6,860,034	5,867,445	1,687,120	5,144,224

	Net investment income	13,641,713	19,706,087	8,117,286	12,884,718

Realized and Unrealized Gain (Loss):

	Net realized gain (loss) from:
	Investments	666,665	2,932,807	(7,086,236)	(1,962,158)
	Futures and swaps	(6,639,676)	(2,641,007)	—	—
	Foreign currency	115,130	(243,679)	7,066	—
	Options written	689,863	472,353	—	—
	Short sales	—	(181,836)	—	—
	Borrowed bonds	(3,376,859)	—	—	—
	Interest rate floors	—	3,316	—	—

		(8,544,877)	341,954	(7,079,170)	(1,962,158)

	Net change in unrealized appreciation/ depreciation on:
	Investments	(17,774,472)	1,396,645	(7,379,404)	(9,438,821)
	Futures and swaps	7,669,555	(4,729,198)	—	—
	Foreign currency	465,856	84,610	10,194	85
	Options written	(410,322)	(224,655)	—	—
	TBA sale commitments	(352,021)	(2,545)	—	—
	Short sales	—	—	—	—
	Borrowed bonds	32,701	(32,701)	—	—
	Interest rate floors	—	—	—	—
	Unfunded corporate loans	—	—	—	—

		(10,368,703)	(3,507,844)	(7,369,210)	(9,438,736)

	Total realized and unrealized gain (loss)	(18,913,580)	(3,165,890)	(14,448,380)	(11,400,894)

	Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,271,867)	$16,540,197	$(6,331,094)	$1,483,824

[1]	Foreign withholding tax	—	—	—	—

[2]	Prior year presentation has been changed to match current year groupings for certain line items.
[3]	Includes $(158) from affiliates.
[4]	Includes $(13) from affiliates.

		BlackRock High Yield Trust (BHY)

		Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Investment Income

	Interest	$4,223,110	$6,149,702
	Dividends[1]	2,850	12,606
	Facility and other fees	5,398	—
	Income from affiliates	425	853

	Total income	4,231,783	6,163,161

Expenses[2]

	Investment advisory	469,993	727,265
	Accounting services	21,116	—
	Professional	63,568	91,930
	Transfer agent	7,678	14,192
	Registration	9,921	10,987
	Printing	12,748	33,297
	Officer and Directors/Trustees	2,864	7,768
	Custodian	10,757	113,949
	Administration	44,750	69,263
	Miscellaneous	41,993	19,745

	Total expenses excluding interest expense	685,388	1,088,396
	Interest expense	324,688	1,050,907

	Total expenses	1,010,076	2,139,303

	Less fees waived by advisor	—	—
	Less fees paid indirectly	(951)	(8,027)

	Total expenses after waiver and fees paid indirectly	1,009,125	2,131,276

	Net investment income	3,222,658	4,031,885

Realized and Unrealized Gain (Loss):

	Net realized gain (loss) from:
	Investments	(2,047,360)	(2,479,994)
	Futures and swaps	448	5,700
	Foreign currency	—	—
	Options written	—	23,138
	Short sales	—	1,000
	Borrowed bonds	—	—
	Interest rate floors	—	—

		(2,046,912)	(2,450,156)

	Net change in unrealized appreciation/depreciation on:
	Investments	(4,787,664)	2,730,808
	Futures and swaps	61	—
	Foreign currency	—	—
	Options written	—	—
	TBA sale commitments	—	—
	Short sales	—	—
	Borrowed bonds	—	—
	Interest rate floors	—	—
	Unfunded corporate loans	—	—

		(4,787,603)	2,730,808

	Total realized and unrealized gain (loss)	(6,834,515)	280,652

	Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,611,857)	$4,312,537

[1]	Foreign withholding tax	—	—

[2]	Prior year presentation has been changed to match current year groupings for certain line items.
[3]	Includes $(158) from affiliates.
[4]	Includes $(13) from affiliates.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2008

		BlackRock Income Opportunity Trust (BNA)		BlackRock Income Trust Inc. (BKT)

		Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Investment Income

	Interest	$24,803,941	$28,944,530	$22,407,113	$30,455,219
	Dividends[1]	259,454	27,829	—	—
	Facility and other fees	—	—	—	—
	Income from affiliates	114,995	69,703	57,038	12,288

	Total income	25,178,390	29,042,062	22,464,151	30,467,507

Expenses[2]

	Investment advisory	1,850,067	2,268,956	2,299,487	2,680,534
	Accounting services	72,780	—	90,018	—
	Professional	100,156	131,746	93,668	129,354
	Transfer agent	8,769	21,836	38,397	66,456
	Registration	12,976	15,345	23,920	25,782
	Printing	75,566	118,718	76,901	155,712
	Officer and Directors/Trustees	27,618	51,073	16,184	55,080
	Custodian	56,391	231,868	54,566	268,396
	Administration	308,345	378,159	531,627	618,585
	Miscellaneous	48,269	66,507	26,487	74,034

	Total expenses excluding interest expense	2,560,937	3,284,208	3,251,255	4,073,933
	Interest expense	4,401,186	4,308,893	2,569,337	7,442,611

	Total expenses	6,962,123	7,593,101	5,820,592	11,516,544

	Less fees waived by advisor	—	—	—	—
	Less fees paid indirectly	(3,652)	(12,757)	(5,699)	(22,750)

	Total expenses after waiver and fees paid indirectly	6,958,471	7,580,344	5,814,893	11,493,794

	Net investment income	18,219,919	21,461,718	16,649,258	18,973,713

Realized and Unrealized Gain (Loss):

	Net realized gain (loss) from:
	Investments	(2,183,328)[3]	2,379,781	4,045,924 [4]	5,100,250
	Futures and swaps	(9,058,770)	(561,310)	(12,167,254)	(14,906,137)
	Foreign currency	(271,155)	1,864	—	—
	Options written	748,642	505,900	497,659	66,100
	Short sales	—	(216,750)	—	(631,861)
	Borrowed bonds	(3,674,680)	—	(1,275,586)	—
	Interest rate floors	—	3,654	(1,039,453)	3,623

		(14,439,291)	2,113,139	(9,938,710)	(10,368,025)

	Net change in unrealized appreciation/depreciation on:
	Investments	(16,858,428)	34,707	39,607,500	9,813,510
	Futures and swaps	7,628,633	(5,924,500)	288,232	14,400,816
	Foreign currency	527,488	—	—	—
	Options written	(452,891)	(232,716)	1,662,264	(2,301,793)
	TBA sale commitments	(103,686)	—	764,751	—
	Short sales	—	39,033	—	(2,547,439)
	Borrowed bonds	36,144	—	(326,677)	—
	Interest rate floors	—	—	(6,509,852)	(993,376)
	Unfunded corporate loans	—	—	—	—

		(9,222,740)	(6,083,476)	35,486,218	18,371,718

	Total realized and unrealized gain (loss)	(23,662,031)	(3,970,337)	25,547,508	8,003,693

	Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,442,112)	$17,491,381	$42,196,766	$26,977,406

[1]	Foreign withholding tax	—	$2,097	—	—

[2]	Prior year presentation has been changed to match current year groupings for certain line items.
[3]	Includes $(158) from affiliates.
[4]	Includes $(13) from affiliates.

		BlackRock Limited Duration Income Trust (BLW)		BlackRock Strategic Bond Trust (BHD)

		Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Investment Income

	Interest	$49,123,991	$70,129,223	$5,991,779	$7,972,023
	Dividends[1]	8,906	25,138	—	6,407
	Facility and other fees	182,605	—	—	—
	Income from affiliates	3,539	4,008	8,912	629

	Total income	49,319,041	70,158,369	6,000,691	7,979,059

Expenses[2]

	Investment advisory	3,487,647	4,890,429	584,766	791,363
	Accounting services	112,317	—	19,712	—
	Professional	189,858	134,550	48,388	56,797
	Transfer agent	3,759	13,687	6,927	13,605
	Registration	14,220	16,509	8,811	10,969
	Printing	110,509	192,757	18,471	31,092
	Officer and Directors/Trustees	28,447	62,521	3,272	13,373
	Custodian	53,899	458,823	9,960	99,288
	Administration	—	—	—	—
	Miscellaneous	47,019	114,686	27,233	19,894

	Total expenses excluding interest expense	4,047,675	5,883,962	727,540	1,036,381
	Interest expense	3,371,225	9,171,719	4,060	389,572

	Total expenses	7,418,900	15,055,681	731,600	1,425,953

	Less fees waived by advisor	—	—	(91,643)	(176,670)
	Less fees paid indirectly	(18,872)	(116,925)	(1,487)	(5,761)

	Total expenses after waiver and fees paid indirectly	7,400,028	14,938,756	638,470	1,243,522

	Net investment income	41,919,013	55,219,613	5,362,221	6,735,537

Realized and Unrealized Gain (Loss):

	Net realized gain (loss) from:
	Investments	(22,021,064)	5,056,888	(1,961,605)	999,009
	Futures and swaps	712,296	442,248	34,284	—
	Foreign currency	(2,809,398)	(2,379,054)	—	—
	Options written	—	—	—	—
	Short sales	—	—	—	—
	Borrowed bonds	—	—	—	—
	Interest rate floors	—	—	—	—

		(24,118,166)	3,120,082	(1,927,321)	999,009

	Net change in unrealized appreciation/depreciation on:
	Investments	(45,643,297)	(19,529,245)	(5,235,330)	(1,416,472)
	Futures and swaps	338,091	(918,619)	(81,859)	—
	Foreign currency	4,713,108	(773,728)	—	—
	Options written	—	—	—	—
	TBA sale commitments	—	—	—	—
	Short sales	—	—	—	—
	Borrowed bonds	—	—	—	—
	Interest rate floors	—	—	—	—
	Unfunded corporate loans	(26,733)	—	—	—

		(40,618,831)	(21,221,592)	(5,317,189)	(1,416,472)

	Total realized and unrealized gain (loss)	(64,736,997)	(18,101,510)	(7,244,510)	(417,463)

	Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,817,984)	$37,118,103	$(1,882,289)	$6,318,074

[1]	Foreign withholding tax	$76,324	—	—	—

[2]	Prior year presentation has been changed to match current year groupings for certain line items.
[3]	Includes $(158) from affiliates.
[4]	Includes $(13) from affiliates.

ANNUAL REPORT	AUGUST 31, 2008	63

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$13,641,713	$19,706,087	$17,700,447
Net realized gain (loss)	(8,544,877)	341,954	(8,285,073)
Net change in unrealized appreciation/depreciation	(10,368,703)	(3,507,844)	11,551,542

Net increase (decrease) in net assets resulting from operations	(5,271,867)	16,540,197	20,966,916

Dividends and Distributions to Shareholders From
Net investment income	(16,387,174)	(16,495,698)	(25,048,230)
Net realized gain	—	—	(7,914,351)
Tax return of capital	(499,560)	(5,227,396)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(16,886,734)	(21,723,094)	(32,962,581)

Capital Share Transactions
Reinvestment of dividends	—	—	—

Net Assets
Total increase (decrease) in net assets	(22,158,601)	(5,182,897)	(11,995,665)
Beginning of period	368,335,227	373,518,124	385,513,789

End of period	$346,176,626	$368,335,227	$373,518,124

End of period undistributed (distributions in excess of) net investment income	$1,846,284	$(1,696,051)	$(5,693,238)

	BlackRock Income Opportunity Trust, Inc. (BNA)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$18,219,919	$21,461,718	$19,514,794
Net realized gain (loss)	(14,439,291)	2,113,139	(7,330,378)
Net change in unrealized appreciation/depreciation	(9,222,740)	(6,083,476)	7,965,246

Net increase (decrease) in net assets resulting from operations	(5,442,112)	17,491,381	20,149,662

Dividends and Distributions to Shareholders From
Net investment income	(17,707,143)	(20,862,233)	(22,238,524)
Net realized gain	—	—	(8,976,694)
Tax return of capital	—	(1,874,570)	(2,162,198)

Decrease in net assets resulting from dividends and distributions to shareholders	(17,707,143)	(22,736,803)	(33,377,416)

Capital Share Transactions
Reinvestment of dividends	—	—	—

Net Assets
Total increase (decrease) in net assets	(23,149,255)	(5,245,422)	(13,227,754)
Beginning of period	379,604,877	384,850,299	398,078,053

End of period	$356,455,622	$379,604,877	$384,850,299

End of period undistributed (distributions in excess of) net investment income	$1,846,620	$768,824	$(900,730)

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2008

	BlackRock High Income Shares (HIS)

	Period January 1, 2008 to August 31, 2008	Year Ended December 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$8,117,286	$12,884,718	$12,046,246
Net realized gain (loss)	(7,079,170)	(1,962,158)	(1,735,666)
Net change in unrealized appreciation/depreciation	(7,369,210)	(9,438,736)	6,228,859

Net increase (decrease) in net assets resulting from operations	(6,331,094)	1,483,824	16,539,439

Dividends and Distributions to Shareholders From
Net investment income	(6,958,699)	(12,923,299)	(12,792,689)
Net realized gain	—	—	—
Tax return of capital	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,958,699)	(12,923,299)	(12,792,689)

Capital Share Transactions
Reinvestment of dividends	—	—	333,553

Net Assets
Total increase (decrease) in net assets	(13,289,793)	(11,439,475)	4,080,303
Beginning of period	135,098,136	146,537,611	142,457,308

End of period	$121,808,343	$135,098,136	$146,537,611

End of period undistributed (distributions in excess of) net investment income	$1,415,821	$(33,209)	$(827,376)

	BlackRock High Yield Trust (BHY)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$3,222,658	$4,031,885	$4,211,671
Net realized gain (loss)	(2,046,912)	(2,450,156)	(2,067,969)
Net change in unrealized appreciation/depreciation	(4,787,603)	2,730,808	4,444,627

Net increase (decrease) in net assets resulting from operations	(3,611,857)	4,312,537	6,588,329

Dividends and Distributions to Shareholders From
Net investment income	(3,273,618)	(3,927,807)	(4,175,232)
Net realized gain	—	—	—
Tax return of capital		—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(3,273,618)	(3,927,807)	(4,175,232)

Capital Share Transactions
Reinvestment of dividends	—	12,289	48,307

Net Assets
Total increase (decrease) in net assets	(6,885,475)	397,019	2,461,404
Beginning of period	50,782,256	50,385,237	47,923,833

End of period	$43,896,781	$50,782,256	$50,385,237

End of period undistributed (distributions in excess of) net investment income	$65,690	$116,650	$10,204

	BlackRock Income Trust, Inc. (BKT)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$16,649,258	$18,973,713	$20,352,044
Net realized gain (loss)	(9,938,710)	(10,368,025)	1,937,674
Net change in unrealized appreciation/depreciation	35,486,218	18,371,718	1,267,311

Net increase (decrease) in net assets resulting from operations	42,196,766	26,977,406	23,557,029

Dividends and Distributions to Shareholders From
Net investment income	(15,793,807)	(18,808,452)	(21,910,288)
Net realized gain	—	—	—
Tax return of capital	—	(4,978,175)	(5,576,693)

Decrease in net assets resulting from dividends and distributions to shareholders	(15,793,807)	(23,786,627)	(27,486,981)

Capital Share Transactions
Reinvestment of dividends	—	—	—

Net Assets
Total increase (decrease) in net assets	26,402,959	3,190,779	(3,929,952)
Beginning of period	417,650,951	414,460,172	418,390,124

End of period	$444,053,910	$417,650,951	$414,460,172

End of period undistributed (distributions in excess of) net investment income	$6,981,497	$(6,313,294)	$(519,359)

	BlackRock Limited Duration Income Trust (BLW)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$41,919,013	$55,219,613	$49,596,055
Net realized gain (loss)	(24,118,166)	3,120,082	(1,589,905)
Net change in unrealized appreciation/depreciation	(40,618,831)	(21,221,592)	2,473,132

Net increase (decrease) in net assets resulting from operations	(22,817,984)	37,118,103	50,479,282

Dividends and Distributions to Shareholders From
Net investment income	(43,898,690)	(51,967,739)	(55,725,066)
Net realized gain	—	(2,229,742)	—
Tax return of capital	—	(1,074,826)	(760,960)

Decrease in net assets resulting from dividends and distributions to shareholders	(43,898,690)	(55,272,307)	(56,486,026)

Capital Share Transactions
Reinvestment of dividends	—	2,057,525	251,427

Net Assets
Total increase (decrease) in net assets	(66,716,674)	(16,096,679)	(5,755,317)
Beginning of period	683,109,421	699,206,100	704,961,417

End of period	$616,392,747	$683,109,421	$699,206,100

End of period undistributed (distributions in excess of) net investment income	$(3,360,775)	$800,386	$(36,700)

ANNUAL REPORT	AUGUST 31, 2008	65

Statements of Changes in Net Assets

	BlackRock Strategic Bond Trust (BHD)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

Increase (Decrease) in Net Assets		2007	2006
Operations
Net investment income	$5,362,221	$6,735,537	$6,965,538
Net realized gain (loss)	(1,927,321)	999,009	(759,640)
Net change in unrealized appreciation/depreciation	(5,317,189)	(1,416,472)	2,082,388

Net increase (decrease) in net assets resulting from operations	(1,882,289)	6,318,074	8,288,286

Dividends and Distributions to Shareholders From
Net investment income	(5,434,969)	(6,521,963)	(6,969,104)
Tax return of capital	—	—	(251,641)

Decrease in net assets resulting from dividends and distributions to shareholders	(5,434,969)	(6,521,963)	(7,220,745)

Net Assets
Total increase (decrease) in net assets	(7,317,258)	(203,889)	1,067,541
Beginning of period	97,409,723	97,613,612	96,546,071

End of period	$90,092,465	$97,409,723	$97,613,612

End of period undistributed (distributions in excess of) net investment income	$124,460	$197,208	$(16,366)

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2008

Statements of Cash Flows

Period Ended August 31, 2008	BlackRock Core Bond Trust (BHK)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust (BNA)	BlackRock Limited Duration Income Trust (BLW)
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(5,271,867)	$(6,331,094)	$(3,611,857)	$(5,442,112)	$(22,817,984)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase (decrease) in receivables	(1,749,282)	110,575	181,907	(1,658,112)	3,483,769
Increase (decrease) in prepaid expenses and other assets	(85,335)	(3,915)	(14,150)	(166,448)	(173,869)
Increase (decrease) in TBA sale commitments	16,373,509	—	—	(409,617)	—
Increase (decrease) in borrowed bonds	(80,405,639)	—	—	(85,300,660)	—
Decrease in other liabilities	2,027,067	(176,928)	(50,600)	2,120,058	(3,689,282)
Swap premiums paid	—	—	—	—	(67,004)
Net realized and unrealized loss	14,139,179	14,425,380	6,990,835	14,336,179	64,493,436
Amortization of premium and discount on investments	(96,377)	4,176	(48,002)	222,274	(274,349)
Paid-in-kind income	—	(299,947)	(154,251)	(88,727)	(1,572,611)
Proceeds from sales and paydowns of long-term securities	2,943,356,231	56,993,572	21,512,233	2,382,177,037	1,721,282,956
Purchases of long-term securities	(2,949,850,636)	(37,761,311)	(17,646,822)	(2,361,189,147)	(1,671,339,488)
Net proceeds from sales of short-term investments	77,546,253	25,981	(869,327)	81,440,025	1,127,200
Premiums paid on closing options written	29,737	—	—	30,105	—

Net cash provided by operating activities	16,012,840	26,986,489	6,289,966	26,070,855	90,452,774

Cash Used for Financing Activities
Cash receipts from loans	—	24,000,000	15,000,000	—	—
Cash payments from loans	—	(43,000,000)	(18,000,000)	—	—
Cash receipts from reverse repurchase agreements	943,961,402	—	—	466,821,734	103,691,246
Cash payments from reverse repurchase agreements	(939,624,799)	—	—	(471,343,290)	(148,440,646)
Cash dividends paid	(16,892,026)	(7,912,097)	(3,275,032)	(17,698,398)	(43,935,334)

Net cash used for financing activities	(12,555,423)	(26,912,097)	(6,275,032)	(22,219,954)	(88,684,734)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(33,864)	(147)	—	(36,253)	(54,864)

Cash:
Net increase in cash	3,423,553	74,245	14,934	3,814,648	1,713,176
Cash at beginning of period	202,427	44,305	63,169	23,022	590,568

Cash at end of period	$3,625,980	$118,550	78,103	$3,837,670	$2,303,744

Cash Flow Information:
Cash paid during the period for interest	$4,912,127	$976,593	$365,994	$5,219,162	$6,967,653

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	67

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$13.63	$13.82	$14.27	$15.22	$14.75	$14.33

Net investment income	0.50 [1]	0.74	0.66	0.78	0.92	0.83
Net realized and unrealized gain (loss)	(0.69)	(0.13)	0.11	(0.37)	0.66	0.77

Net increase (decrease) from investment operations	(0.19)	0.61	0.77	0.41	1.58	1.60

Dividends and distributions from:
Net investment income	(0.61)	(0.61)	(0.93)	(1.01)	(0.86)	(1.00)
Net realized gain	—	—	(0.29)	(0.35)	(0.25)	(0.18)
Tax return of capital	(0.02)	(0.19)	—	—	—	—

Total dividends and distributions	(0.63)	(0.80)	(1.22)	(1.36)	(1.11)	(1.18)

Net asset value, end of period	$12.81	$13.63	$13.82	$14.27	$15.22	$14.75

Market price, end of period	$11.51	$12.23	$12.86	$13.69	$14.02	$13.57

Total Investment Return[2]

Based on net asset value	(1.00)%[3]	5.04%	6.20%	3.18%	11.79%	11.76%

Based on market price	(0.87)%[3]	1.29%	3.07%	7.46%	11.93%	6.62%

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	0.89%[4]	0.78%	0.77%	0.85%	0.92%	0.87%

Total expenses after fees paid indirectly	2.29%[4]	1.60%	1.08%	1.50%	1.32%	1.05%

Total expenses	2.29%[4]	1.60%	1.08%	1.50%	1.32%	1.05%

Net investment income	4.55%[4]	5.36%	4.78%	5.20%	6.20%	5.58%

Supplemental Data

Net assets, end of period (000)	$346,177	$368,335	$373,518	$385,514	$411,163	$398,540

Reverse repurchase agreements outstanding, end of period (000)	$107,690	$103,354	$3,911	$86,876	$102,474	$91,668

Reverse repurchase agreements average daily balance (000)	$134,784	$44,786	$25,340	$91,130	$145,094	$67,591

Portfolio turnover	598%[5]	122%	88%	220%	398%	161%

Asset coverage, end of period per $1,000	$4,215	$4,564	$96,502	$5,438	$5,012	$5,348

[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 337%.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2008

Financial Highlights	BlackRock High Income Shares (HIS)

	Period January 1, 2008 to August 31, 2008	Year Ended December 31,
		2007	2006	2005	2004[1]	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$2.47	$2.68	$2.61	$2.87	$2.86	$2.42

Net investment income	0.15 [2]	0.24	0.22	0.24	0.28 [3]	0.32 [3]
Net realized and unrealized gain (loss)	(0.26)	(0.21)	0.08	(0.23)	0.03	0.40

Net increase (decrease) from investment operations	(0.11)	0.03	0.30	0.01	0.31	0.72

Dividends to shareholders from net investment income	(0.13)	(0.24)	(0.23)	(0.27)	(0.30)	(0.28)

Net asset value, end of period	$2.23	$2.47	$2.68	$2.61	$2.87	$2.86

Market price, end of period	$1.88	$2.14	$2.55	$2.33	$2.90	$2.87

Total Investment Return[4]

Based on net asset value	(4.00)%[5]	1.58%	12.32%	0.43%	11.46%	31.10%

Based on market price	(6.59)%[5]	(7.51)%	19.70%	(11.28)%	12.24%	37.23%

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	1.05%[6]	1.27%	1.34%	1.37%	1.39%	1.46%

Total expenses after fees paid indirectly	1.98%[6]	3.55%	3.77%	3.04%	2.23%	2.21%

Total expenses	1.98%[6]	3.56%	3.78%	3.04%	2.23%	2.21%

Net investment income	9.52%[6]	8.89%	8.42%	8.82%	9.70%	11.99%

Supplemental Data

Net assets, end of period (000)	$121,808	$135,098	$146,538	$142,457	$155,298	$154,298

Loan outstanding, end of period (000)	$27,000	$46,000	$62,000	$66,000	$69,000	$68,000

Average loan outstanding during the period (000)	$27,069	$55,868	$62,838	$65,992	$64,081	$60,604

Portfolio turnover	25%	69%	83%	115%	56%	93%

Asset coverage, end of period per $1,000	$5,512	$3,937	$3,364	$3,158	$3,251	$3,269

[1]	Audited by other Independent Registered Public Accounting Firm.
[2]	Based on average shares outstanding.
[3]

Net investment income per share has been recalculated in accordance with Securities and Exchange Commission requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.
[6]	Annualized.

The performance set forth in this table is the financial data of BlackRock High Income Shares. BlackRock Advisors, LLC began managing the Trust on March 2, 2005.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	69

Financial Highlights	BlackRock High Yield Trust (BHY)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$7.91	$7.85	$7.48	$7.95	$6.96	$6.13

Net investment income	0.50 [1]	0.63	0.66	0.68	0.92	1.06
Net realized and unrealized gain (loss)	(1.06)	0.04	0.36	(0.36)	1.02	0.89

Net increase (decrease) from investment operations	(0.56)	0.67	1.02	0.32	1.94	1.95

Dividends and distributions from:
Net investment income	(0.51)	(0.61)	(0.65)	(0.79)	(0.92)	(1.07)
Tax return of capital	—	—	—	—	(0.03)	(0.05)

Total dividends and distributions	(0.51)	(0.61)	(0.65)	(0.79)	(0.95)	(1.12)

Net asset value, end of period	$6.84	$7.91	$7.85	$7.48	$7.95	$6.96

Market price, end of period	$5.96	$6.92	$7.77	$7.36	$9.30	$10.25

Total Investment Return[2]
Based on net asset value	(6.47)%[3]	9.03%	14.25%	2.85%	26.24%	27.75%

Based on market price	(6.85)%[3]	(3.63)%	14.93%	(13.49)%	0.28%	32.87%

Ratios to Average Net Assets
Total expenses after fees paid indirectly and excluding interest expense	1.77%[4]	2.10%	2.19%	2.10%	1.96%	2.22%

Total expenses after fees paid indirectly	2.61%[4]	4.14%	4.49%	3.51%	2.68%	3.07%

Total expenses before fees paid indirectly	2.61%[4]	4.14%	4.49%	3.51%	2.68%	3.07%

Total expenses	2.61%[4]	4.16%	4.50%	3.52%	2.69%	3.07%

Net investment income	8.34%[4]	7.84%	8.74%	8.71%	12.16%	16.37%

Supplemental Data
Net assets, end of period (000)	$43,897	$50,782	$50,385	$47,924	$50,914	$44,438

Loan outstanding, end of period (000)	$6,250	$9,250	$20,250	$20,750	$19,250	$19,250

Average loan outstanding during the period (000)	$7,443	$17,710	$20,621	$20,425	$19,250	$19,250

Portfolio turnover	34%	69%	85%	102%	156%	30%

Asset coverage, end of period per $1,000	$8,023	$6,490	$3,488	$3,310	$3,645	$3,308

[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2008

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$11.02	$11.17	$11.56	$12.38	$11.93	$11.83

Net investment income	0.53 [1]	0.62	0.57	0.72	0.76	0.84
Net realized and unrealized gain (loss)	(0.69)	(0.11)	0.01	(0.45)	0.53	0.31

Net increase (decrease) from investment operations	(0.16)	0.51	0.58	0.27	1.29	1.15

Dividends and distributions from:
Net investment income	(0.51)	(0.61)	(0.65)	(0.81)	(0.84)	(0.81)
Net realized gain	—	—	(0.26)	(0.28)	—	(0.24)
Tax return of capital	—	(0.05)	(0.06)	—	—	—

Total dividends and distributions	(0.51)	(0.66)	(0.97)	(1.09)	(0.84)	(1.05)

Net asset value, end of period	$10.35	$11.02	$11.17	$11.56	$12.38	$11.93

Market price, end of period	$9.82	$10.19	$10.58	$10.90	$11.38	$10.95

Total Investment Return[2]
Based on net asset value	(1.07)%[3]	5.11%	5.76%	2.95%	11.90%	10.92%

Based on market price	1.51%[3]	2.62%	6.27%	5.53%	12.04%	14.71%

Ratios to Average Net Assets
Total expenses after fees paid indirectly and excluding interest expense	0.83%[4]	0.87%	0.89%	0.87%	0.84%	0.89%

Total expenses after fees paid indirectly	2.25%[4]	2.00%	1.61%	1.72%	1.11%	1.29%

Total expenses before fees paid indirectly	2.25%[4]	2.01%	1.61%	1.72%	1.11%	1.29%

Total expenses	2.25%[4]	2.01%	1.61%	1.72%	1.11%	1.29%

Net investment income	5.89%[4]	5.68%	5.11%	5.97%	6.29%	6.99%

Supplemental Data
Net assets, end of period (000)	$356,456	$379,605	$384,850	$398,078	$426,643	$410,981

Reverse repurchase agreements outstanding, end of period (000)	$100,740	$105,262	$34,326	$120,179	$94,644	$103,378

Reverse repurchase agreements average daily balance (000)	$131,462	$68,241	$59,691	$122,457	$97,264	$136,172

Portfolio turnover	441%[5]	196%	131%	396%	300%	46%

Asset coverage, end of period per $1,000	$4,538	$4,606	$12,212	$4,312	$5,508	$4,976

[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 168%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	71

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$6.53	$6.48	$6.54	$6.95	$7.21	$8.13

Net investment income	0.26 [1]	0.30	0.32	0.44	0.51	0.61
Net realized and unrealized gain (loss)	0.40	0.12	0.05	(0.30)	(0.16)	(0.52)

Net increase from investment operations	0.66	0.42	0.37	0.14	0.35	0.09

Dividends and distributions from:
Net investment income	(0.25)	(0.29)	(0.34)	(0.48)	(0.61)	(1.01)
Tax return of capital	—	(0.08)	(0.09)	(0.07)	—	—

Total dividends and distributions	(0.25)	(0.37)	(0.43)	(0.55)	(0.61)	(1.01)

Net asset value, end of period	$6.94	$6.53	$6.48	$6.54	$6.95	$7.21

Market price, end of period	$6.07	$5.81	$6.07	$5.90	$7.50	$7.71

Total Investment Return[2]
Based on net asset value	10.82%[3]	7.06%	6.06%	2.12%	5.01%	1.20%

Based on market price	8.94%[3]	1.69%	10.18%	(14.63)%	5.97%	15.41%

Ratios to Average Net Assets
Total expenses after fees paid indirectly and excluding interest expense	0.91%[4]	0.98%	1.00%	0.99%	0.97%	1.02%

Total expenses after fees paid indirectly	1.63%[4]	2.76%	2.84%	2.79%	1.37%	1.36%

Total expenses before fees paid indirectly	1.63%[4]	2.77%	2.85	2.80%	1.37%	1.36%

Total expenses	1.63%[4]	2.77%	2.85%	2.80%	1.37%	1.36%

Net investment income	4.67%[4]	4.60%	4.92%	6.54%	7.13%	8.18%

Supplemental Data
Net assets, end of period (000)	$444,054	$417,651	$414,460	$418,390	$442,635	$457,301

Reverse repurchase agreements outstanding, end of period (000)	—	$33,895	$70,691	$149,558	$223,736	$121,767

Reverse repurchase agreements average daily balance (000)	$61,777	$93,325	$104,393	$180,553	$158,278	$135,804

Portfolio turnover	263%[5]	250%	80%	60%	120%	64%

Asset coverage, end of period per $1,000	—	$13,322	$6,863	$3,798	$2,978	$4,756

[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 0%.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2008

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

						Period July 30, 2003[1] through October 31, 2003
	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

		2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$18.52	$19.01	$19.17	$20.13	$19.74	$19.10 [2]

Net investment income	1.14 [3]	1.50	1.35	1.46	1.46	0.33
Net realized and unrealized gain (loss)	(1.76)	(0.49)	0.03	(0.94)	0.43	0.60

Net increase (decrease) from investment operations	(0.62)	1.01	1.38	0.52	1.89	0.93

Dividends and distributions from:
Net investment income	(1.19)	(1.41)	(1.52)	(1.33)	(1.49)	(0.25)
Net realized gain	—	(0.06)	—	(0.15)	(0.01)	—
Tax return of capital	—	(0.03)	(0.02)	—	—	—

Total dividends and distributions	(1.19)	(1.50)	(1.54)	(1.48)	(1.50)	(0.25)

Capital charges with respect to issuance of shares	—	—	—	—	—	(0.04)

Net asset value, end of period	$16.71	$18.52	$19.01	$19.17	$20.13	$19.74

Market price, end of period	$14.57	$16.68	$18.85	$17.48	$19.95	$18.80

Total Investment Return[4]

Based on net asset value	(2.60)%[5]	5.66%	7.85%	2.93%	10.17%	4.71%[5]

Based on market price	(5.70)%[5]	(4.03)%	17.31%	(5.30)%	14.64%	(4.77)%[5]

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	0.76%[6]	0.83%	0.91%	0.92%	0.90%	0.79%[6]

Total expenses after fees paid indirectly	1.38%[6]	2.14%	2.19%	1.71%	1.25%	0.82%[6]

Total expenses before fees paid indirectly	1.39%[6]	2.16%	2.20%	1.71%	1.28%	0.82%[6]

Total expenses	1.39%[6]	2.16%	2.20%	1.71%	1.26%	0.82%[6]

Net investment income	7.84%[6]	7.92%	7.10%	7.42%	7.34%	6.87%[6]

Supplemental Data

Net assets, end of period (000)	$616,393	$638,109	$699,206	$704,961	$739,225	$724,747

Reverse repurchase agreements outstanding, end of period (000)	$64,538	$109,287	$220,000	$176,010	$159,416	$118,993

Reverse repurchase agreements average daily balance (000)	$120,295	$172,040	$179,366	$186,660	$195,845	$26,591

Portfolio turnover	191%[7]	65%	132%	70%	215%	127%

Asset coverage, end of period per $1,000	$10,551	$7,251	$4,178	$5,005	$5,637	$7,091

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the inital offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 24%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	73

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

	Period November 1, 2007 to August 31, 2008	Year Ended October 31,

		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$13.80	$13.83	$13.68	$15.10	$15.07	$12.63

Net investment income	0.76 [1]	0.95	0.99	1.10	1.39	1.59
Net realized and unrealized gain (loss)	(1.03)	(0.06)	0.18	(1.13)	0.25	2.34

Net increase (decrease) from investment operations	(0.27)	0.89	1.17	(0.03)	1.64	3.93

Dividends and distributions from:
Net investment income	(0.77)	(0.92)	(0.98)	(1.12)	(1.61)	(1.49)
Tax return of capital	—	—	(0.04)	(0.27)	—	—

Total dividends and distributions	(0.77)	(0.92)	(1.02)	(1.39)	(1.61)	(1.49)

Net asset value, end of period	$12.76	$13.80	$13.83	$13.68	$15.10	$15.07

Market price, end of period	$10.85	$11.88	$12.85	$12.45	$16.70	$15.27

Total Investment Return[2]

Based on net asset value	(1.19)%[3]	7.26%	9.58%	(0.49)%	11.35%	32.55%

Based on market price	(2.40)%[3]	(0.62)%	11.87%	(18.11)%	21.54%	37.36%

Ratios to Average Net Assets

Total expenses after waiver and fees paid indirectly and excluding interest expense	0.81%[4]	0.87%	0.94%	0.92%	0.89%	1.01%

Total expenses after waiver and fees paid indirectly	0.82%[4]	1.27%	2.00%	1.87%	1.23%	1.71%

Total expenses after waiver and before fees paid indirectly	0.82%[4]	1.27%	2.25%	2.14%	1.49%	2.01%

Total expenses	0.93%[4]	1.45%	2.25%	2.14%	1.49%	2.01%

Net investment income	6.85%[4]	6.86%	7.26%	7.58%	9.23%	11.32%

Supplemental Data

Net assets, end of period (000)	$90,092	$97,410	$97,614	$96,546	$106,433	$106,045

Reverse repurchase agreements outstanding, end of period (000)	$1,571	$413	$14,951	$31,883	$13,188	$45,872

Reverse repurchase agreements average daily balance (000)	$391	$7,240	$21,104	$30,406	$27,562	$46,036

Portfolio turnover	27%	34%	56%	51%	31%	32%

Asset coverage, end of period per $1,000	$58,347	$236,789	$7,529	$4,028	$9,071	$3,312

[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements

Note 1. Significant Accounting Policies:

BlackRock Core Bond Trust (“Core Bond”), BlackRock High Income Shares (‘High Income”), BlackRock High Yield Trust (“High Yield”), BlackRock Income Opportunity Trust, Inc. (“Income Opportunity”), BlackRock Income Trust, Inc. (“Income Trust”), BlackRock Limited Duration Income Trust (“Limited Duration”) and BlackRock Strategic Bond Trust (“Strategic Bond”) are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940 (the “1940 Act”), as amended. Income Opportunity and Income Trust are organized as Maryland corporations. Core Bond, High Yield, Limited Duration and Strategic Bond are organized as Delaware statutory trusts. High Income is organized as a Massachusetts business trust. Core Bond, High Income, High Yield, Income Opportunity, Income Trust, Limited Duration and Strategic Bond, are individually referred to as a “Trust” and collectively as the “Trusts”. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trusts recently changed their fiscal year end to August 31. The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of each Trust’s Board of Directors or Trustees, as appropriate (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued at the current market value of the underlying securities. Swap agreements are valued by quoted fair values received daily by the Trusts’ pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of each Trust are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: Each Trust may engage in various portfolio investment strategies both to increase the returns of the Trusts and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial futures contracts — Each Trust may purchase or sell financial futures contracts and options on such financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

ANNUAL REPORT	AUGUST 31, 2008	75

Notes to Financial Statements (continued)

value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Foreign currency exchange contracts — Each Trust may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the foreign currency backing some of the investments held by the Trusts. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options — Each Trust may purchase and write call and put options. When a Trust writes an option, an amount equal to the premium received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

•

Swaps — Each Trust may enter into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

Credit default swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

Interest rate swaps — Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trust will receive a payment from or make a payment to the counterparty.

•

Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Trusts report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences

76	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements (continued)

among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Trusts invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Borrowed Bond Agreements: In a borrowed bond agreement, a Trust borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Trust’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is “marked to market” on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Trust may be delayed or limited.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Floating Rate Loans: The Trusts may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

A Trust earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When the Trust buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

A Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and a Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, a Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

Interest rate floors are used by the Trusts to both manage the duration of the portfolios and their exposure to changes in short-term interest rates. The Trusts’ leverage provides extra income in a period of falling rates.

ANNUAL REPORT	AUGUST 31, 2008	77

Notes to Financial Statements (continued)

Selling floors reduces some of that extra income by partially monetizing it as an up front payment which the Trusts receive.

Transaction fees paid or received by the Trusts are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Mortgage Dollar Rolls: Each Trust may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust.

If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

Preferred Stock: The Trusts may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Reverse Repurchase Agreements: The Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

TBA Commitments: The Trusts may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Trust’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments.”

Zero Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust segregates assets in connection with certain investments (e.g., reverse repurchase agreements, swaps, swaptions or futures contracts) or certain borrowings, each Trust will, consistent with certain interpretive letters issued by the SEC, designate on their books and record cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trusts amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective April 30, 2008, each Trust except High Income implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB

78	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements (continued)

Statement No. 109” (“FIN 48”). Effective June 30, 2007, High Income implemented FIN 48. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Trusts, and has determined that the adoption of FIN 48 does not have a material impact on each Trust’s financial statements. Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on High Yield, Income Opportunity, Income Trust, Limited Duration and Strategic Bond’s U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statute of limitations on Core Bond’s and High Income’s U.S. federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. Effective January 1, 2008, High Income adopted FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the other Trusts’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Directors or Trustees (“Independent Directors or Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors or Trustees. This has approximately the same economic effect for the Independent Directors or Trustees as if the Independent Directors or Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors or Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income from affiliates on the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are pro-rated among those Trusts on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment services for all Trusts and administration services for Core Bond, High Income, Limited Duration and Strategic Bond. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

Each Trust’s investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate of 0.60% for Income Opportunity and 0.65% for Income Trust, of each Trust’s average net assets and 0.75% of the first $200 million and 0.50% thereafter for High Income, 0.55% for Core Bond and Limited Duration, 1.05% for High Yield and 0.75% for Strategic Bond, of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on Strategic Bond as a percentage of its average weekly managed assets as follows: 0.15% through February 29, 2008, 0.10% through February 28, 2009 and 0.05% through February 28, 2010.

High Yield, Income Opportunity and Income Trust each has an Administration Agreement with the Advisor. The administration fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.10% for Income Opportunity, and 0.15% for Income Trust, of each Trust’s average net assets and 0.10% for High Yield of the Trust’s average weekly managed assets.

ANNUAL REPORT	AUGUST 31, 2008	79

Notes to Financial Statements (continued)

The Trusts reimbursed the Advisor the following amounts for certain accounting services, which are included in accounting services in the Statements of Operations. For the period November 1, 2007 (January 1, 2008 for High Income) through August 31, 2008, the amounts were as follows:

Core Bond	$3,818
High Income	$1,360
Limited Duration	$6,679
Strategic Bond	$979

BlackRock Financial Management, Inc. (“BFM”), a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to Core Bond, High Income, Limited Duration and Strategic Bond. The Advisor pays BFM for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Advisor.

For the period November 1, 2007 (January 1, 2008 for High Income) through August 31, 2008 and the year ended October 31, 2007 (December 31, 2007 for High Income) Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, earned commissions on transactions of securities as follows:

	Period November 1, 2007 and January 1, 2008 through August 31, 2008	Year Ended October 31, 2007 and December 31, 2007

Core Bond	$163	$104,454
High Yield	$—	$8
Income Opportunity	$—	$110,446
Income Trust	$30	$66,166
Limited Duration	$—	$1,603
Strategic Bond	$—	$28

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors or trustees of the Trusts are officers and/or directors of BlackRock, Inc. or its affiliates. The Trusts reimburse the Advisor for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period November 1, 2007 (January 1, 2008 for High Income) through August 31, 2008 were as follows:

	Purchases	Sales

Core Bond	$2,775,007,242	$2,886,368,488
High Income	$38,775,390	$57,039,232
High Yield	$17,419,016	$21,298,253
Income Opportunity	$2,131,008,684	$2,274,418,387
Income Trust	$1,498,993,466	$1,340,247,404
Limited Duration	$1,655,569,758	$1,713,425,181
Strategic Bond	$34,494,528	$23,185,479

Transactions in options written for the period November 1, 2007 (January 1, 2008 for High Income) through August 31, 2008 were as follows:

Core Bond

	Contracts*	Premium Received

Outstanding call options written, beginning of period	28	$1,130,772
Options written	277	2,220,862
Options exercised	(5)	(231,610)
Options expired	(61)	(169,503)
Options closed	(68)	(54,609)

Outstanding call options written, end of period	171	$2,895,912

* Some contracts represent a notional amount of $1,000,000.

	Contracts*	Premium Received

Outstanding put options written, beginning of period	28	$1,130,773
Options written	206	2,192,888
Options expired	(23)	(384,072)
Options closed	(121)	(111,416)

Outstanding put options written, end of period	90	$2,828,173

* Some contracts represent a notional amount of $1,000,000.

Income Opportunity

	Contracts*	Premium Received

Outstanding call options written, beginning of period	31	$1,239,282
Options written	286	2,513,046
Options expired	(66)	(187,105)
Options exercised	(6)	(249,090)
Options closed	(69)	(54,609)

Outstanding call options written, end of period	176	$3,261,524

* Some contracts represent a notional amount of $1,000,000.

80	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements (continued)

	Contracts*	Premium Received

Outstanding put options written, beginning of period	31	$1,239,278
Options written	234	2,493,928
Options expired	(46)	(424,538)
Options closed	(123)	(112,495)

Outstanding put options written, end of period	96	$3,196,173

* Some contracts represent a notional amount of $1,000,000.

Income Trust

	Contracts*	Premium Received

Outstanding call options written, beginning of period	162	$4,975,195
Options written	41	1,343,258
Options expired	(22)	(182,440)
Options exercised	(75)	(1,705,738)
Options closed	(48)	(2,247,298)

Outstanding call options written, end of period	58	$2,182,977

* Some contracts represent a notional amount of $1,000,000.

	Contracts*	Premium Received

Outstanding put options written, beginning of period	138	$4,929,221
Options written	40	1,343,246
Options expired	(17)	(501,427)
Options closed	(103)	(3,588,058)

Outstanding put options written, end of period	58	$2,182,982

* Some contracts represent a notional amount of $1,000,000.

4. Reverse Repurchase Agreements:

For the period November 1, 2007 to August 31, 2008, Core Bond’s daily weighted average interest rate was 2.89%.

For the period November 1, 2007 to August 31, 2008, Income Opportunity’s daily weighted average interest rate was 3.14%.

For the period November 1, 2007 to August 31, 2008, Limited Duration’s daily weighted average interest rate was 3.27%.

For the period November 1, 2007 to August 31, 2008, Income Trust’s daily weighted average interest rate was 3.08%.

For the period November 1, 2007 to August 31, 2008, Strategic Bond’s daily weighted average interest rate was 1.13%.

5. Commitments:

Limited Duration may invest in floating rate loans. In connection with these investments, the Trust may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Trust to furnish temporary financing to a borrower until permanent financing can be arranged. At August 31, 2008, the Trust had outstanding commitments of approximately $919,000. In connection with these commitments, the Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2008, the Trust had the following unfunded loan commitments:

Borrower	Unfunded Commitment (000)	Value of Underlying Loan (000)

Cellular South	$500	$480
Community Health Systems, Inc.	419	396

Foreign Currency Exchange Commitments: At August 31, 2008, Income Opportunity had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell a foreign currency with an approximate value of $280,000.

6. Capital Share Transactions:

There are 200 million of $0.01 par value shares authorized for Income Opportunity and Income Trust. There are an unlimited number of $0.001 par value shares authorized for Core Bond, High Yield, Limited Duration and Strategic Bond. There are an unlimited number of no par value shares authorized for High Income. At August 31, 2008, the shares owned by an affiliate of the Advisor of Limited Duration were 6,021.

During the period November 1, 2007 (January 1, 2008 for High Income) to August 31, 2008, shares remained constant. For the years ended October 31, 2007 and 2006, the following Trusts issued additional shares under their respective dividend reinvestment plan:

	October 31, 2007	October 31, 2006

High Yield	1,496	6,259
Limited Duration	107,367	13,785

For High Income, for the year ended December 31, 2007, shares remained constant and for the year ended December 31, 2006 shares increased by 127,532.

7. Short Term Borrowings:

On May 16, 2008, High Income and High Yield renewed their revolving credit and security agreement funded by a commercial paper asset securiti-zation program with Citicorp North America, Inc. (“Citicorp”), as Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and has a maximum limit of $80,000,000 for High Income and $32,000,000 for High Yield. Under the Citicorp program, the conduits will fund advances to these Trusts through highly rated commercial paper. High Income and High Yield have granted a security interest in substantially all of its assets

ANNUAL REPORT	AUGUST 31, 2008	81

Notes to Financial Statements (continued)

to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on the Trust’s borrowings is based on the interest rate carried by the commercial paper plus a program fee. In addition, the Trusts pay a liquidity fee to the secondary backstop lenders and the agent. These amounts are included in interest expense on the Statements of Operations.

For the period ended August 31, 2008, the daily weighted average interest rates were as follows:

Daily Weighted Average Interest Rate

High Income	2.91%
High Yield	4.36%

8. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of August 31, 2008 attributable to paydowns, accounting for swap agreements, foreign currency transactions, amortization methods on fixed income securities, expiration of capital loss carryforwards and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	Core Bond	High Income	High Yield	Income Opportunity

Increase (decrease) paid-in-capital	$(1,762,892)	$(35,363,213)	$(3,270,311)	$26,609
Increase (decrease) undistributed (distributions in excess of) net investment income	$6,287,796	$290,443	$—	$565,020
Increase (decrease) accumulated net realized gain (loss)	$(4,524,904)	$35,072,770	$3,270,311	$(591,629)

	Income Trust	Limited Duration

Increase (decrease) paid-in-capital	$(1,352,206)	$—
Increase (decrease) undistributed (distributions in excess of) net investment income	$12,439,340	$(2,181,484)
Increase (decrease) accumulated net realized gain (loss)	$(11,087,134)	$2,181,484

The tax character of distributions paid during the years ended August 31, 2008, October 31, 2007 and October 31, 2006 was as follows:

	Core Bond	High Income	High Yield	Income Opportunity

Ordinary income
8/31/08	$16,387,174	$6,958,699	$3,273,618	$17,707,143
10/31/07	$11,064,934	$12,923,299	$3,927,807	$20,862,233
10/31/06	$25,048,230	$12,792,689	$4,175,232	$22,238,533

Long-term capital gain
8/31/08	$—	$—	$—	$—
10/31/07	—	—	—	—
10/31/06	7,914,351	—	—	8,976,685

Tax return of capital
8/31/08	$499,560	$—	$—	$—
10/31/07	5,227,386	—	—	1,874,570
10/31/06	—	—	—	2,162,198

Total
8/31/08	$16,886,734	$6,958,699	$3,273,618	$17,707,143
10/31/07	16,292,320	12,923,299	3,927,807	22,736,803
10/31/06	32,962,581	12,792,689	4,175,232	33,377,416

	Income Trust	Limited Duration	Strategic Bond

Ordinary income
8/31/08	$15,793,806	$43,898,690	$5,434,969
10/31/07	18,808,452	51,967,739	6,521,963
10/31/06	21,910,288	55,725,066	6,969,104

Long-term capital gain
8/31/08	$—	$—	$—
10/31/07	—	2,229,742	—
10/31/06	—	—	—

Tax return of capital
8/31/08	$—	$—	$—
10/31/07	4,978,175	1,074,826	—
10/31/06	5,576,693	760,960	251,641

Total
8/31/08	$15,793,806	$43,898,690	$5,434,969
10/31/07	23,786,627	55,272,307	6,521,963
10/31/06	27,486,981	56,486,026	7,220,745

As of August 31, 2008, the tax components of accumulated earnings (losses) were as follows:

	Core Bond	High Income	High Yield	Income Opportunity

Undistributed ordinary income	$2,301,597	$1,760,914	$82,363	$2,297,559
Capital loss carryforwards	(22,295,867)	(207,134,596)	(35,284,031)	(19,529,044)
Net unrealized gains (losses)*	(12,455,918)	(16,051,072)	(8,078,246)	(11,801,449)

Total Accumulated Net Earnings (Losses)	$(32,450,188)	$(221,424,754)	$(43,279,914)	$(29,032,934)

82	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements (concluded)

	Income Trust	Limited Duration	Strategic Bond

Undistributed ordinary income	$7,072,280	$382,595	$111,699
Capital loss carryforwards	(85,705,294)	(21,933,927)	(2,483,153)
Net unrealized gains (losses)*	43,360,925	(63,398,025)	(5,986,733)

Total Accumulated Net Earnings (Losses)	$(35,272,089)	$(84,949,357)	$(8,358,187)

*

The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain options, futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to trustees, accounting for swap agreements, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.

As of August 31, 2008, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	Core Bond	High Income	High Yield	Income Opportunity

2009	$—	$55,878,284	$15,159,280	$—
2010	—	102,576,339	8,468,860	—
2011	—	28,467,396	4,771,417	—
2012	—	2,339,279	316,410	—
2013	—	—	—	—
2014	4,880,373	7,043,976	2,060,533	2,451,626
2015	—	—	2,467,772	2,342,921
2016	17,415,494	10,829,322	2,039,759	14,734,497

Total	$22,295,867	$207,134,596	$35,284,031	$19,529,044

Expires August 31,	Income Trust	Limited Duration	Strategic Bond

2009	$13,940,898	$—	$—
2010	—	—	—
2011	21,960,613	—	—
2012	10,100,201	—	—
2013	3,861,222	—	—
2014	6,952,429	—	447,113
2015	8,585,744	—	—
2016	20,304,187	21,933,927	2,036,040

Total	$85,705,294	$21,933,927	$2,483,153

9. Subsequent Events:

The Trusts paid net investment income dividends on September 30, 2008 to shareholders of record on September 15, 2008 in the following amounts:

Core Bond	$0.068200
High Income	$0.018200
High Yield	$0.051000
Income Opportunity	$0.051000
Income Trust	$0.024000
Limited Duration	$0.105000
Strategic Bond	$0.077000

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch & Co., Inc., one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

On September 15, 2008, Lehman Brothers Holdings, Inc. and various other Lehman Brothers entities filed for Chapter 11 bankruptcy. As of August 31, 2008, Core Bond and Income Opportunity held Lehman Brothers Holdings, Inc. bonds valued at $1,600,494 and $2,629,741 with interest receivable of approximately $43,000 and $35,000, respectively. The bankruptcy adversely impacted the value of such investments, and realization of any principal or interest receivable is not guaranteed. Core Bond, High Yield, Income Opportunity and Income Trust had swap contracts outstanding on August 31, 2008 with various Lehman counterparties with net unrealized appreciation or (depreciation) of $(28,557), $61, $(38,235) and $(365,890), respectively, and interest receivable or (payable) of approximately $(477,000) $1,000, $(535,000) and $(122,000), respectively. Furthermore, Core Bond, Income Opportunity and Income Trust had outstanding swaptions with Lehman with net values of $1,473,254, $1,777,955 and $43,082, respectively as of August 31, 2008. On September 15, 2008, the Trusts terminated the various contracts that were outstanding as of that date. Core Bond, High Yield, Income Opportunity and Income Trust incurred losses as a result of terminating the contracts of approximately $1,155,000, $6,000, $1,273,000 and $886,000, respectively. Additionally, as of August 31, 2008, Core Bond, Income Opportunity, Limited Duration and Strategic Bond had reverse repurchase agreements outstanding with Lehman with face amounts of $93,529,145, $71,292,462, $43,083,208 and $1,571,363, respectively. Core Bond, Income Opportunity and Strategic Bond terminated the reverse repurchase agreements prior to September 15, 2008 without any realized gain or loss. Subsequent to September 15, 2008, Limited Duration terminated any remaining reverse repurchase agreements that were outstanding as of August 31, 2008 incurring losses of approximately $500,000 as a result.

ANNUAL REPORT	AUGUST 31, 2008	83

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of:
BlackRock Core Bond Trust
BlackRock High Income Shares
BlackRock High Yield Trust
BlackRock Income Opportunity Trust, Inc.
BlackRock Income Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Strategic Bond Trust
(Collectively the “Trusts”)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., BlackRock Limited Duration Income Trust, and BlackRock Strategic Bond Trust as of August 31, 2008, and the related statements of operations for the period November 1, 2007 to August 31, 2008 and for the year ended October 31, 2007, the statements of cash flows for the period November 1, 2007 to August 31, 2008 for BlackRock Core Bond Trust, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., and BlackRock Limited Duration Income Trust, the statements of changes in net assets for the period November 1, 2007 to August 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income Shares as of August 31, 2008, and the related statements of operations for the period January 1, 2008 to August 31, 2008 and for the year ended December 31, 2007, the statement of cash flows for the period January 1, 2008 to August 31, 2008, the statements of changes in net assets for the period January 1, 2008 to August 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the period January 1, 2008 to August 31, 2008 and for each of the three years in the period ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock High Income Shares for each of two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2008, by correspondence with the custodian, brokers and financial intermediaries; where replies were not received from brokers and financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Trust, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., BlackRock Limited Duration Income Trust, and BlackRock Strategic Bond Trust as of August 31, 2008, the results of their operations for the period November 1, 2007 to August 31, 2008 and for the year ended October 31, 2007, the results of cash flows for the period November 1, 2007 to August 31, 2008 for BlackRock Core Bond Trust, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., and BlackRock Limited Duration Income Trust, changes in their net assets for the period November 1, 2007 to August 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of BlackRock High Income Shares as of August 31, 2008, the results of its operations for the period January 1, 2008 to August 31, 2008 and for the year ended December 31, 2007, the statement of cash flows for the period January 1, 2008 to August 31, 2008, the changes in its net assets for the period January 1, 2008 to August 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the period January 1, 2008 to August 31, 2008 and for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 30, 2008

84	ANNUAL REPORT	AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (collectively, the “Board,” the members of which are referred to as “Trustees”) of the BlackRock Core Bond Trust (“BHK”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”), BlackRock Limited Duration Income Trust (“BLW”) and BlackRock Strategic Bond Trust (“BHD,” and together with BHK, HIS, BHY, BNA, BKT and BLW, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment advisor. The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Disclosure regarding HIS’s Investment Advisory Agreement and Subadvisory Agreement can be found in its most recent semi-annual report dated June 30, 2008 and is incorporated herein by reference.

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Trustees received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty

ANNUAL REPORT	AUGUST 31, 2008	85

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Trustees reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Trustees prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Trustees considered the quality of the administrative and non-investment advisory services provided to the Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select each Fund’s Peers. The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general BHK, BHY and BKT performed better than their respective Peers in that their performance was at or above the median of their respective Peers in at least two of the one-, three- and five-year periods reported.

The Board noted that in general BLW performed better than its Peers in that its performance was at or above the median of its Peers in at least two of the one-year, three-year and since inception periods reported.

The Board noted that although BNA underperformed its Peers in at least two of the one-, three- and five-year periods reported, such underperformance was not greater than 10% of the median return of its Peers for any of the periods above and therefore was not considered to be material.

The Board noted that BHD performed below the median of its Peers in at least two of the one-, three- and five-year periods reported. The Board then discussed with representatives of BlackRock the reasons for BHD’s under-performance during these periods compared with its Peers. The Board noted that two of BHD’s Peers have very different investment objectives in that they invest in private placement/mezzanine companies and, when recalculating the Peer universe to exclude these two funds, BHD outperforms the median of its Peers for all periods.

For each of BNA and BHD, the Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving each Fund’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage each of the Funds.

86	ANNUAL REPORT	AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each of BHK, BKT, BLW and BHD paid contractual management fees lower than or equal to the median contractual fees paid by each Fund’s respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board noted that, although BHY paid contractual management fees that were higher than the median of its Peers, the Advisor had incurred substantially greater business risk in connection with the initial public offering of common shares of the Fund because the Advisor had paid the underwriting commissions on behalf of investors. The Board concluded that a higher fee to compensate the Advisor for this additional risk was reasonable.

The Board noted that, although BNA paid contractual management fees that were higher than the median of its Peers, the Fund’s actual management fees were below the median of its Peers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Trustees, including the Independent Trustees, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

ANNUAL REPORT	AUGUST 31, 2008	87

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Trustees did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Trustees, including the Independent Trustees, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Trustees’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

88	ANNUAL REPORT	AUGUST 31, 2008

Dividend Reinvestment Plans

Pursuant to each Trust’s respective Dividend Reinvestment Plan (the “Plan”), common shareholders of High Income, Income Opportunity and Income Trust may elect, while shareholders of Core Bond, High Yield, Limited Duration and Strategic Bond are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After Core Bond, High Income, High Yield, Income Trust, Limited Duration and Strategic Bond declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

Important Tax information

The following information is provided with respect to the ordinary income distributions paid by the Trusts for the taxable period ended August 31, 2008:

	BlackRock Core Bond Trust	BlackRock High Yield Trust	BlackRock Income Trust	BlackRock Income Opportunities Trust	BlackRock Limited Duration Income Trust	BlackRock Strategic Bond Trust	BlackRock High Income Shares

Federal Obligation Interest (1)	2.22%	0.76%	3.57%	1.26%	1.61%	5.54%	None
Interest-Related Dividends for Non-U.S. Residents (2)
November 2007	68.02%	82.91%	70.00%	75.00%	75.00%	79.65%	92.82%
December 2007	68.02%	68.81%	70.00%	75.00%	75.00%	66.41%	92.82%
January 2008	60.34%	68.81%	70.00%	75.00%	75.00%	66.41%	92.82%
February 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%
March 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%
April 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%
May 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%
June 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%
July 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%
August 2008	60.34%	92.32%	78.67%	89.07%	76.79%	88.21%	86.72%

(1)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your adviser to determine if any portion of the dividends you received is exempt from state income taxes.

(2)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	AUGUST 31, 2008	89

Officers and Directors/Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as Director/Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors/Trustees[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director/Trustee	Since 1994

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				113 Funds 110 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director/Trustee	Since 2007

Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				112 Funds 109 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director/Trustee	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				112 Funds 109 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director/Trustee and Member of the Audit Committee	Since 1988	Consultant/Investor since 1988.	113 Funds 110 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director/Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				113 Funds 110 Portfolios	None

90	ANNUAL REPORT	AUGUST 31, 2008

Officers and Directors/Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Director/Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors/Trustees[1]

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director/Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.

				113 Funds 110 Portfolios	The McClatchy Company (newspaper publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director/Trustee and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	112 Funds 109 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director/Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	112 Funds 109 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director/Trustee	Since 2004

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				113 Funds 110 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Duke Realty (real estate), Metropolitan Life Insurance Company (insurance), Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director/Trustee and Member of the Audit Committee	Since 2007

Mizuho Financial Group Professor of Finance, Harvard Business School. Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				112 Funds 109 Portfolios	None

Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director/Trustee and Member of the Audit Committee	Since 2007	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005.	112 Funds 109 Portfolios	None

[1]	Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors/trustees as joining the Fund’s board in 2007, each director/trustee first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996.

ANNUAL REPORT	AUGUST 31, 2008	91

Officers and Directors/Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Director/Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors/Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director/Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				185 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director/Trustee	Since 2007

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				184 Funds 294 Portfolios	None

Trust Officers[2]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Trust President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Trusts	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.)of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]

Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Officers of the Trusts serve at the pleasure of the Board of Directors/Trustees.

92	ANNUAL REPORT	AUGUST 31, 2008

Officers and Directors/Trustees (concluded)

Custodian
State Street Bank and Trust Company
Boston, MA 02101

Trusts Address
BlackRock Closed-End Funds
c/o BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809

Transfer Agents Common Shares:
Computershare Trust
Companies, N.A.
Canton, MA 02021

For Preferred and Equity Preferred Shares:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

ANNUAL REPORT	AUGUST 31, 2008	93

Additional Information

Fund Certification

The Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

Each Trust files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of the Trusts have not been updated after completion of the Trusts’ offering and the information contained in the Trusts’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with the investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios. The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762

Quarterly performance, semi-annual and annual reports and other information regarding each Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding each Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Period to Date Cumulative Distributions by Character				Percentage of Fiscal Period to Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BlackRock Core Bond Trust	$0.545	$—	$0.08	$0.625	87%	0%	13%	100%
BlackRock High Income Shares	$0.127	$—	$—	$0.127	100%	0%	0%	100%
BlackRock High Yield Trust	$0.510	$—	$—	$0.510	100%	0%	0%	100%
BlackRock Income Opportunity Trust, Inc.	$0.514	$—	$—	$0.514	100%	0%	0%	100%
BlackRock Income Trust, Inc.	$0.247	$—	$—	$0.247	100%	0%	0%	100%
BlackRock Limited Duration Income Trust	$1.190	$—	$—	$1.190	100%	0%	0%	100%
BlackRock Strategic Bond Trust	$0.770	$—	$—	$0.770	100%	0%	0%	100%

94	ANNUAL REPORT	AUGUST 31, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively,”Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic information about its Clients, except as permitted by law or as necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2008	95

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

This report is transmitted to shareholders only. It is not a prospectus. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

#CEF-AR-BK7-0808

Item 2–      Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3–      Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4–      Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock High
Income Shares	$35,300	$35,300	$0	$5,000	$6,100	$6,100	$1,049	$1,042

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock High Income Shares	$294,649	$296,642

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any non-affiliated sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5–      Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

Item 6–      Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7–      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Advisor”) pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8–      Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2008.

(a)(1) BlackRock High Income Shares is managed by a team of investment professionals comprised of Jeffrey Gary, CPA, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing Director and co-head of the high yield team at BlackRock, and James E. Keenan, CFA, Managing Director and co-head of the high yield team at BlackRock. Each is a member of BlackRock’s fixed income portfolio management group. Messrs. Booth and Keenan are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Gary has been a member of the Fund’s portfolio management team since 2006. Messrs. Booth and Keenan have been members of the Fund’s portfolio management team since 2007.

Jeffrey Gary is a senior member of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are business development, client service, and product development. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Kevin Booth is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group, he also co-heads BlackRock’s leveraged finance business. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers (“MLIM”) in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM’s bank loan group from 2000 to 2006.

James Keenan is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group and co-head of BlackRock’s leveraged finance business. His primary responsibilities are managing portfolios and directing investment strategy. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

(a)(2) As of August 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
				Performance-Based
	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Jeffrey Gary	14	8	15	0	4	6
	$6.16 Billion	$2.7 Billion	$5.94 Billion	$0	$1.7 Billion	$800.7 Million
Kevin Booth	24	10	10	0	4	3
	$8.94 Billion	$4.87 Billion	$1.97 Billion	$0	$2.98 Billion	$400 Million
James Keenan	18	9	59	0	4	20
	$7.12 Billion	$4.93 Billion	$8.9 Billion	$0	$3.56 Billion	$4.29 Billion

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Gary, Booth and Keenan currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.

Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Jeffrey Gary	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Kevin Booth	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of August 31, 2008, neither of Messrs. Gary or Booth beneficially owned any stock issued by the Fund. As of August 31, 2008, Mr. Keenan beneficially owned stock issued by the Fund in the range $1 - $10,000.

Item 9–      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –   Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –   Controls and Procedures

11(a) –       The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –   Exhibits attached hereto

12(a)(1) –  Code of Ethics – See Item 2

12(a)(2) –  Certifications – Attached hereto

12(a)(3) –  Not Applicable

12(b) –       Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Income Shares

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock High Income Shares

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock High Income Shares

Date: October 20, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock High Income Shares

Date: October 20, 2008